As filed with the Securities and Exchange Commission on May 14, 2015

                                              Securities Act File No. 333-201801
                                       Investment Company Act File No. 811-23028



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                       Pre-Effective Amendment No. 1                         [X]


                      Post-Effective Amendment No. __                        [ ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


                              Amendment No. 1                                [X]



                     WINTON DIVERSIFIED OPPORTUNITIES FUND
               (Exact Name of Registrant as Specified in Charter)

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 342-5734

                                MICHAEL BEATTIE
                              C/O SEI CORPORATION
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

--------------------------------------------------------------------------------
SEAN GRABER, ESQ.                                     DIANNE M. DESCOTEAUX, ESQ.
MORGAN, LEWIS & BOCKIUS LLP                           C/O SEI CORPORATION
1701 MARKET STREET                                    ONE FREEDOM VALLEY DRIVE
PHILADELPHIA, PENNSYLVANIA 19103                      OAKS, PENNSYLVANIA 19456
--------------------------------------------------------------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box....[X]

It is proposed that this filing will become effective (check appropriate box):

     [ ] when declared effective pursuant to Section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

     [ ]   immediately upon filing pursuant to paragraph (b)
     [ ]   on (date) pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)
     [ ]   on (date) pursuant to paragraph (a)

If appropriate, check the following box:

     [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     [ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is ____________.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-----------------------------------------------------------------------------------------------------------------
                                                                                    PROPOSED
                                                                 PROPOSED           MAXIMUM
                                                                  MAXIMUM           AGGREGATE        AMOUNT OF
                 TITLE OF                  AMOUNT BEING        OFFERING PRICE       OFFERING       REGISTRATION
    SECURITIES BEING REGISTERED              REGISTERED           PER UNIT          PRICE(2)           FEE
-----------------------------------------------------------------------------------------------------------------
Class I Shares of Beneficial Interest(1)   25,000,000 Shares       $20.00        $500,000,000        $58,100
-----------------------------------------------------------------------------------------------------------------

(1) The registration fee for the first 100,000 Shares was previously paid in connection with the Fund's initial Registration Statement on Form N-2, filed with the Securities and Exchange Commission on January 30, 2015.

(2) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION CONTAINED IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             PRELIMINARY PROSPECTUS
                             SUBJECT TO COMPLETION


                                  MAY 14, 2015


                     WINTON DIVERSIFIED OPPORTUNITIES FUND

                                 CLASS I SHARES

Winton Diversified Opportunities Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund's investment objective is to achieve long-term capital appreciation through compound growth.

The Fund's shares are only being sold to investors who meet the definition of "qualified clients" under Rule 205-3 under the Investment Advisers Act of 1940 and related guidance provided by the U.S. Securities and Exchange Commission (the "SEC") or its Staff. In order to purchase shares, a prospective investor must submit a completed investor certification to SEI Investments Distribution Co., the Fund's distributor, or a selling agent or sub-distributor prior to the Closing Time (as defined below). The Fund generally does not accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund at [___] for more information.


This Prospectus applies to the offering of Class I shares of beneficial interest in the Fund. Class I shares will be offered at the offering price of $20.00 per share during an initial offering period, which will terminate on or about [_____], 2015 or such earlier or later date as Winton Capital US LLC, the Fund's investment adviser, may determine in its discretion, and the shares thereafter are expected to be offered monthly on a continuous basis at net asset value ("NAV") per share. Each investor is required to make a minimum initial investment of $10,000, unless this requirement is waived by the Fund, as further described herein. Pending the termination of the initial offering period and the closing of any monthly offering, funds received from prospective investors will be placed in a non-interest-bearing account with The Bank of New York Mellon Corporation. On the date of termination of the initial offering period or any monthly closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. See "THE OFFERING."


--------------------------------------------------------------------------------
                    PRICE TO PUBLIC         SALES LOAD        PROCEEDS TO FUND
--------------------------------------------------------------------------------
Per Share                $20.00                None                $20.00
--------------------------------------------------------------------------------


The Fund operates as an "interval fund," which means that the Fund, subject to applicable law, will offer to repurchase a portion of its outstanding shares at the NAV per share on a regular schedule. The schedule requires the Fund to make repurchase offers once every three months (generally on the last business day of each calendar quarter). For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares (including all classes of shares), unless the Fund's Board of Trustees has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase at least 15% of its total outstanding shares, subject to approval of the Fund's Board of Trustees. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of the shares they request for repurchase actually repurchased. The pricing date for the Fund's first repurchase offer is expected to be [____], 2015. As a result, an investment in the Fund during the initial offering will be illiquid for at least the first [____] months after investment. For more information on the Fund's interval structure, policies and related risks, see "RISKS--REPURCHASE OFFERS RISK" and "PERIODIC REPURCHASE OFFERS" below.


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You must read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information ("SAI") dated [____], 2015, as amended from time to time. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The SAI's table of contents appears at the end of this Prospectus. The SAI and annual and semi-annual reports to shareholders, when available, will include additional information about the Fund. You may get free copies of these materials and other fund documents or make shareholder inquiries by calling the Fund toll-free at [____]. You should read the SAI carefully before you invest, and keep it for future reference.


You may also review and copy information about the Fund, including its SAI, at the SEC's Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, you may call the SEC at 1-202-551-8090. You may also access reports and other information about the Fund on the EDGAR Database on the SEC's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the Fund's file number, which is 333-201801.


THE FUND'S SECURITIES HAVE NO HISTORY OF PUBLIC TRADING AND THE FUND DOES NOT CURRENTLY INTEND TO LIST ITS SHARES FOR TRADING ON ANY NATIONAL SECURITIES EXCHANGE. THERE IS NO GUARANTEE THAT A SECONDARY MARKET FOR FUND SHARES WILL DEVELOP. THE SHARES, THEREFORE, MAY NOT BE READILY MARKETABLE. EVEN THOUGH THE FUND WILL MAKE PERIODIC REPURCHASE OFFERS TO REPURCHASE A PORTION OF THE SHARES TO PROVIDE SOME LIQUIDITY TO SHAREHOLDERS, YOU SHOULD CONSIDER THE SHARES TO BE AN ILLIQUID INVESTMENT. AN INVESTMENT IN THE FUND IS SUITABLE ONLY FOR LONG-TERM INVESTORS WHO CAN BEAR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF THE SHARES. THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR INVESTORS WHO DESIRE THE ABILITY TO REDUCE THEIR INVESTMENTS TO CASH ON A TIMELY BASIS. INVESTMENT IN THE FUND INVOLVES SIGNIFICANT RISK AND IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC RISK OF THE LOSS OF THEIR INVESTMENT. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "RISKS" IN THIS PROSPECTUS.

YOU SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROSPECTUS AS LEGAL, TAX OR FINANCIAL ADVICE. YOU SHOULD CONSULT WITH YOUR OWN PROFESSIONAL ADVISORS AS TO LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND.

THE SEC AND THE COMMODITIES FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
PROSPECTUS SUMMARY                                                            XX
SUMMARY OF FUND FEES AND EXPENSES                                             XX
FINANCIAL HIGHLIGHTS                                                          XX
THE FUND                                                                      XX
USE OF PROCEEDS                                                               XX
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES                                 XX
RISKS                                                                         XX
MANAGEMENT OF THE FUND                                                        XX
RELATED PERFORMANCE DATA OF COMPARABLE ACCOUNTS                               XX
SERVICE PROVIDERS                                                             XX
THE OFFERING AND PLAN OF DISTRIBUTION                                         XX
PERIODIC REPURCHASE OFFERS: REDEMPTIONS/REPURCHASES OF SHARES AND             XX
TRANSFERS
DETERMINATION OF NET ASSET VALUE                                              XX
DISTRIBUTIONS AND DISTRIBUTION REINVESTMENT                                   XX
TAX CONSIDERATIONS                                                            XX
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES                                   XX
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                      XX

                               PROSPECTUS SUMMARY

THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION ("SAI").

THE FUND Winton Diversified Opportunities Fund (the "Fund") is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a diversified, closed-end management investment company that operates as an "interval fund." (See "PERIODIC REPURCHASE OFFERS" below.)

               The Fund will initially offer a single class of shares of beneficial interest ("shares") designated as "Class I shares" to investors eligible to invest in the Fund. The Fund may in the future submit to the U.S. Securities and Exchange Commission ("SEC") an application for an exemptive order to permit the Fund to offer additional classes of shares. Although there is no assurance that the SEC would grant such an order, any additional class of shares would have certain differing characteristics and differences in the distribution and/or shareholder servicing fees that may be charged.

THE OFFERING   Class I shares of beneficial interest in the Fund are being offered during an initial offering period that is expected to terminate on or about [____], 2015 or such earlier or later date as Winton Capital US LLC, the Fund's investment adviser (the
               "Adviser"), may determine in its discretion. During the initial offering period, Class I shares will be offered at the offering price, which is $20.00 per share. Thereafter, the shares are expected to be offered monthly on a continuous basis (generally as of 4:00 p.m. Eastern Time on the last business day of each month, the "Closing Time") at net asset value ("NAV") per share at that time. At each Closing Time, purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund as of the first business day of the next month following the acceptance of an investor's purchase order. For more information regarding the offering, see "THE
               OFFERING AND PLAN OF DISTRIBUTION" below.

               For each investor, the Fund requires a minimum initial investment of $10,000 and minimum subsequent investments of $5,000. If an investor's account balance drops below $10,000 due to participation in a periodic repurchase offer (see "PERIODIC REPURCHASE OFFERS" below), the Fund, in its sole discretion, may deem the investor to have tendered all of the investor's shares, if permissible under the terms of the repurchase offer.

               The Fund may waive these minimum investment requirements for one or more investors in its sole discretion. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. Because the Fund will pay the Adviser an incentive fee based on the Fund's performance, each investor must also be a "qualified client" as that term is defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, and related guidance provided by the SEC or its Staff. In order to purchase shares, a prospective investor must submit a completed investor certification to the

               Distributor (as defined below) or a selling agent or sub-distributor, who may be an affiliate of the Adviser, prior to the Closing Time.

               Class I shares are not listed on any securities exchange. There is no guarantee that a secondary market for Fund shares will develop. In addition, shares are subject to transfer restrictions, including a requirement that shares may be transferred only to persons who meet the Fund's eligibility requirements set forth in this Prospectus. Shareholders will not have the right to redeem their shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

               AN INVESTMENT IN THE FUND IS SUITABLE ONLY FOR LONG-TERM INVESTORS WHO CAN BEAR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF THE SHARES.

INTERVAL FUND; As an interval fund, the Fund will make periodic offers to
PERIODIC       repurchase a portion of its outstanding shares at NAV per share.
REPURCHASE     The Fund has adopted a fundamental policy, which cannot be
OFFERS         changed without shareholder approval, to make repurchase offers once every three months. The pricing date for the Fund's first repurchase offer is expected to be [____], 2015. As a result, an investment in the Fund made during the initial offering period must be held by the investor for at least [____] months.


               For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund's Board of Trustees (each, a "Trustee" and collectively, the "Board") has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase at least 15% of its total outstanding shares, subject to approval of the Fund's Board of Trustees. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that you will be able to sell shares in an amount or at the time that you desire.


               The procedures that will apply to the Fund's repurchase offers are described in "PERIODIC REPURCHASE OFFERS" below.

               Proceeds from the repurchase of shares will be paid in cash (in U.S. dollars).

INVESTMENT     The Fund's investment objective is to seek to achieve long-term
OBJECTIVE      capital appreciation through compound growth.


INVESTMENT     The investment strategy of the Fund is to invest globally long
STRATEGY       and short, using leverage, in a diversified range of liquid instruments (including exchange traded futures, options and forwards, currency forwards traded over the counter, equity securities (including common stocks of companies of any market capitalization, depositary receipts and exchange traded funds), derivatives linked to such securities (including swaps and equity index futures) and other related instruments) by following a systematic investment process that is based on statistical research.


               The Fund may also invest a significant portion of its assets in other instruments for cash management purposes. These other instruments are expected to be predominantly comprised of U.S. Treasury obligations but may include debt instruments of any government, corporation or other entity and may include other instruments such as money market funds.

               The Fund either invests directly in those instruments, or indirectly by investing via a swap or via its wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary") which may then invest in such assets directly or indirectly.


INVESTMENT     The Fund seeks to achieve its investment objective in accordance
PROGRAM        with its investment strategy by following the Winton Diversified
               Program (the "Program"), which has been developed and is implemented by the Adviser. The Adviser follows a disciplined investment process that is based on statistical analysis of past data. This research is used to develop investment strategies that are operated as an automated, computer-based system. This investment system is implemented, with certain variations resulting from particular investment constraints, to create different investment programs, including the Program. The Program may invest long and short using leverage in any markets that the Adviser believes are sufficiently liquid, and for which there is sufficient data available.


               For additional information about the Fund's investment strategies, see "INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES" below.




BORROWINGS     To the extent consistent with the requirements of the 1940 Act, the Fund may borrow from prime brokers or borrow from or obtain a line of credit from other established financial institutions in order to, among other reasons, provide the Fund with liquidity for redemptions or other cash management purposes.

RISKS INVESTMENT IN THE FUND IS SPECULATIVE AND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE RISK OF LOSS OF A SHAREHOLDER'S ENTIRE INVESTMENT. NO GUARANTEE OR REPRESENTATION IS MADE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, AND INVESTMENT RESULTS MAY VARY SUBSTANTIALLY FROM YEAR TO YEAR. CERTAIN INVESTMENT TECHNIQUES UTILIZED BY THE PROGRAM, INCLUDING INVESTMENTS IN DERIVATIVES AND SHORT SALES, CAN, IN CERTAIN CIRCUMSTANCES, SUBSTANTIALLY INCREASE THE ADVERSE IMPACTS TO WHICH THE FUND MAY BE SUBJECT.

               RISKS ASSOCIATED WITH THE INVESTMENT SYSTEM AND THE PROGRAM

               LIMITATIONS OF MATHEMATICAL MODELS RISK. The Fund utilizes the Adviser's investment strategy, which is based on research into historic data and the application of that research to the development of mathematical models that attempt to forecast returns, risk, correlation and transaction costs. Mathematical models may be incomplete and/or flawed and there is an inherent risk that any forecasts derived from them may be inaccurate, particularly if the research or models are based on, or incorporate, inaccurate assumptions or data. As a result, the investment system may not generate profitable trading signals and the Fund may suffer loss.


               PROCESS EXCEPTIONS RISK. The Fund utilizes the Adviser's investment strategy, which is based on mathematical models which are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the investment system, any component of the investment system or any processes and procedures related to the investment system may cause losses to the Fund and such losses may be substantial.





               LEVERAGE RISK. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

               RISKS ASSOCIATED WITH THE ADVISER.

               INCENTIVE FEE RISK. In addition to receiving a Management Fee, the Adviser may also receive an Incentive Fee based on the appreciation in Fund assets. The Incentive Fee may create an incentive for the Adviser to manage the Fund's portfolio in a manner that is riskier than would be the case in the absence of a fee based on the performance of the Fund.

               COUNTERPARTY RISK.

               COUNTERPARTY RISK. The default by a counterparty on its obligations to the Fund could result in losses to the Fund.

               RISKS ASSOCIATED WITH THE FUND'S STRUCTURE.

               NON-MARKETABILITY OF SHARES RISK. The Fund's shares are not listed on any securities exchange. There is no guarantee that a secondary market for Fund shares will develop. The Fund's shares, therefore, may not be readily marketable.

               REPURCHASE OFFERS RISK. An investment in the Fund is subject to the risk that the Fund's repurchases of shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered shares back to the Fund.

               RISKS ASSOCIATED WITH SPECIFIC INVESTMENTS.

               CURRENCY RISK. As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, non-U.S. currencies, the Fund will be subject to currency risk. Currency risk is the risk that non-U.S. currencies will decline in value relative to the U.S. dollar, which would adversely affect the U.S. dollar value of an investment in the Fund. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.


               DERIVATIVES RISK. The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, illiquidity of markets risk, market risk and correlation risk. Leverage risk is described above and illiquidity of markets risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more expensive, may limit their availability, or may otherwise adversely affect the value or performance of derivatives. In addition, the SEC is considering implementing regulations that would govern the use of derivatives by registered investment companies, such as the Fund, and such new regulations may require the Fund to alter its structure or operations, which may result in the loss of tax benefits of the Fund's current structure, make it more expensive to implement the Fund's investment strategy or make it more difficult to implement the Fund's investment strategy in an efficient manner.

               COMMODITY-RELATED INVESTMENTS RISK. Exposure to the commodities markets (including via commodity futures) may subject the Fund to greater volatility than investments in traditional securities. Temporary distortions of or other disruptions to the commodities markets may subject the Fund to losses.

               SWAPS ON EQUITY SECURITIES. The Fund intends to enter into contracts for differences ("CFDs") and other swap transactions (together with CFDs, "Swaps") on individual equity securities. Swaps are privately negotiated contracts between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. As is the case with owning any financial instrument, there is the risk of loss associated with entering into Swaps. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of Swaps is based on the liquidity of the underlying instrument. Swaps also carry counterparty risk. A further risk in respect of Swaps is that adverse movements in the underlying security will require the buyer to post additional margin. To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the Swaps and the return on related assets in its portfolio, the Swap transaction may increase the Fund's financial risk.

               CONTINGENT LIABILITY TRANSACTIONS RISK. Contingent liability transactions, such as transactions in futures and CFDs, which are margined, require the Fund to make a series of payments against the purchase price, instead of paying the whole purchase price immediately. The Fund may sustain a total loss of the margin deposited to establish or maintain a position or may be called upon to pay substantial additional margin at short notice to maintain the position. If the Fund fails to do so within the time required, its position may be liquidated at a loss and the Fund will be responsible for the resulting deficit.

               EQUITIES RISK. Equities represent ownership interests in a company or corporation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equities in which the Fund invests will cause the value of the Fund's assets to fluctuate.

               SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK. Small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies.

               SHORT SALES RISK. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities.

               NON-U.S. INVESTMENT/EMERGING MARKETS RISK. The Fund invests in securities issued by non-U.S. companies. Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

               DEPOSITARY RECEIPTS RISK. Depositary receipts are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in non-U.S. securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

               DEBT SECURITIES RISK. The Fund's investments in debt securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of the fixed income securities held by the Fund will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, while a fall in interest rates typically causes a rise in values of such securities. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. The Fund could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations.

               INVESTMENT IN THE SUBSIDIARY RISK. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

               GENERAL INVESTMENTS RISK.

               HIGH VOLATILITY RISK. The markets in which the Fund invests are subject to high levels of volatility. Such volatility could result in significant losses to the Fund.

               PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN LEGAL, TAX AND FINANCIAL ADVISORS AS TO ALL OF THESE RISKS AND IN DETERMINING WHETHER AN INVESTMENT IN THE FUND IS A SUITABLE INVESTMENT.

               For additional information on these and other risks related to the Fund, see "RISKS" below and in the SAI.

INVESTMENT     The Adviser, a limited liability company organized under the laws
ADVISER        of the State of Delaware and registered with the SEC as an investment adviser, will serve as the investment adviser of the Fund and will be responsible for its investment activities. The
               Adviser is a wholly-owned subsidiary of Winton Capital Group
               Limited, an English limited liability company. The Adviser provides investment advisory services to the Fund pursuant to a written investment advisory agreement (the "Advisory Agreement"), as further described herein.

 DISTRIBUTOR   SEI Investments Distribution Co. (the "Distributor"), a
               corporation organized in Pennsylvania and registered as a member of the Financial Industry Regulatory Authority ("FINRA"), is the principal underwriter of shares of the Fund. Shares may be purchased through the Distributor or other broker- dealers
               (referred to herein as selling agents or sub-distributors) who have entered into a dealer agreement with the Distributor. The
               Distributor acts as the distributor of shares for the Fund on a best efforts and agency basis (not as principal). The Distributor is not obligated to sell any specific number of shares of the Fund.

FEES AND       MANAGEMENT FEE. Pursuant to the Advisory Agreement, the Fund will
EXPENSES       pay to the Adviser a monthly fee at the annual rate of 1.25%. The
               Management Fee will be applied to the Fund's NAV (before the deduction of any Incentive Fee and the repurchase of any shares pursuant to a periodic repurchase offer). The Management Fee will be accrued at least weekly and paid monthly.

               INCENTIVE FEE. The Fund will pay to the Adviser a performance-based fee ("Incentive Fee"), quarterly in arrears, accrued as of the end of each business day, equal to 20.00% of the Investment Profits (as defined below) attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses (as defined below) as of the end of the previous calendar quarter. See "MANAGEMENT OF THE FUND" for a more complete discussion of the Incentive Fee.

               OTHER EXPENSES. The Fund pays all other expenses incurred in the operation of the Fund.


               REIMBURSEMENT OF FUND EXPENSES. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, Acquired Fund Fees and Expenses, Incentive Fees and non-routine expenses) from exceeding 1.61% of the Fund's average daily net assets until February 28, 2017 (the "Expense Limitation"). This agreement may be terminated: (i) by the Board of Trustees of the Fund for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.


               For additional information on fees and expenses related to an investment in the Fund, see "SUMMARY OF FUND FEES AND EXPENSES" below.

DISTRIBUTIONS  The Fund expects to declare and pay dividends of net investment income annually and net realized capital gains annually. Unless shareholders specify otherwise, dividends will be reinvested in shares of the Fund.

TAX            Generally, the dividends and distributions you receive from the
CONSIDERATIONS Fund are taxable and will be reported to you and the IRS as ordinary income, capital gains, or some combination of both, unless you are investing through a traditional tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

               The Fund intends to elect and to qualify each year to be treated as a RIC under the Code. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a RIC, it will not be subject to U.S. federal income or excise tax on the income it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

               Prospective investors should consult their tax advisors as to the federal, state and local tax consequences to them of the purchase, ownership and disposition of shares.

SUMMARY OF FUND FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

 Maximum Repurchase Fee (1)                                                2.00%


ANNUAL EXPENSES

(AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES)


 Management Fees (of the Fund and Subsidiary)                                               1.25%
           Management Fees of the Fund                                        1.25%
           Management Fees of the Subsidiary                                   None
 Incentive Fee (20.00% of net profits) (of the Fund and Subsidiary)(2)                     20.00%
           Incentive Fee of the Fund                                         20.00%
           Incentive Fee of the Subsidiary                                     None
 Other Expenses (of the Fund and Subsidiary) (3)                                            1.86%
           Other Expenses of the Fund                                         1.52%
           Other Expenses of the Subsidiary                                   0.34%
 Total Annual Expenses (excluding Incentive Fee)                                            3.11%
 Less Expense Reimbursements                                                               (1.50)%
 Total Annual Expenses (excluding Incentive Fee) Less Expense                               1.61%
 Reimbursements (4)

(1) THE FUND DOES NOT CURRENTLY CHARGE A REPURCHASE FEE. FOR MORE INFORMATION, SEE THE SECTION HEADED "DETERMINATION OF REPURCHASE PRICE AND PAYMENT FOR SHARES" BELOW.

(2) THE FUND WILL PAY TO THE ADVISER A PERFORMANCE-BASED INCENTIVE FEE, QUARTERLY IN ARREARS, GENERALLY ACCRUED AS OF THE END OF EACH BUSINESS DAY, EQUAL TO 20.00% OF THE INVESTMENT PROFITS ATTRIBUTABLE TO EACH SHARE FOR SUCH CALENDAR QUARTER; PROVIDED, HOWEVER, THAT AN INCENTIVE FEE WITH RESPECT TO A SHARE WILL BE PAID ONLY WITH RESPECT TO INVESTMENT PROFITS FOR THE APPLICABLE CALENDAR QUARTER IN EXCESS OF UNRECOUPED INVESTMENT LOSSES AS OF THE END OF THE PREVIOUS CALENDAR QUARTER. SEE "MANAGEMENT OF THE FUND" FOR A MORE COMPLETE DISCUSSION OF THE INCENTIVE FEE.

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE FUND'S AND THE SUBSIDIARY'S CURRENT FISCAL YEAR.

(4) THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE REDUCTIONS AND/OR EXPENSE REIMBURSEMENTS (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, DIVIDEND AND INTEREST EXPENSES ON SECURITIES SOLD SHORT, ACQUIRED FUND FEES AND EXPENSES, INCENTIVE FEES AND NON-ROUTINE EXPENSES) FROM EXCEEDING 1.61% OF THE FUND'S AVERAGE DAILY NET ASSETS UNTIL FEBRUARY 28, 2017 (THE "EXPENSE LIMITATION"). THIS AGREEMENT MAY BE
     TERMINATED: (I) BY THE BOARD OF TRUSTEES OF THE FUND FOR ANY REASON AT ANY TIME, OR (II) BY THE ADVISER, UPON NINETY (90) DAYS' PRIOR WRITTEN NOTICE TO THE TRUST, EFFECTIVE AS OF THE CLOSE OF BUSINESS ON FEBRUARY 28, 2017.


The purpose of the above table is to assist an investor in understanding the fees and expenses that an investor in the Fund will bear directly or indirectly.

EXAMPLE

This example is based on the expenses set forth in the table and should not be considered a representation of the Fund's future expenses. Actual expenses of the Fund may be higher or lower than those shown.

----------------------------------------------------------------------------------------------------------
EXAMPLE                                                  1 YEAR       3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------
You would pay the following expenses (including the       $232          $960        $1,710       $3,686
Incentive Fee) on a $10,000 investment, assuming a
5% annual return
----------------------------------------------------------------------------------------------------------

The Example assumes that the Fund's annual return is 5% before expenses. The Fund's fees and expenses, including the Incentive Fee, were then applied to the assumed 5% return. The Fund will pay to the Adviser a performance-based Incentive Fee, quarterly in arrears, accrued as of the end of each business day, equal to 20.00% of the Investment Profits attributable to each share for such calendar quarter; provided, however, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter. As a result, the dollar amounts in the example could be (a) higher if the Fund's actual rate of return exceeds 5% or (b) lower if Unrecouped Investment Losses exceed Investment Profits.

                              FINANCIAL HIGHLIGHTS

The Fund is new and does not have an operating history. Information, when available, will be included in the Fund's first annual or semi-annual report to shareholders.

                                    THE FUND

The Fund is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 2, 2014 and has no operating history. The Fund's principal office is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, and its telephone number is [____].

                                USE OF PROCEEDS


Pending the termination of the initial offering period and the closing of any monthly offering, funds received from prospective investors will be placed in a non-interest-bearing account with The Bank of New York Mellon Corporation. On the date of termination of the initial offering period or any monthly closing, the balance in such account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. The Adviser will invest the net proceeds of such offerings of shares in accordance with the Fund's investment objective and investment policies. Except to the extent used to satisfy periodic repurchase offers, the Adviser expects to be able to fully invest net proceeds in accordance with the Fund's investment objective and investment policies within three months of receipt of the proceeds. A delay in the anticipated use of proceeds could prevent the Fund from achieving its investment objective.

                 INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve long-term capital appreciation through compound growth.

CHANGE IN INVESTMENT OBJECTIVE. The Fund's investment objective is not fundamental and may be changed by the Board without shareholder approval upon thirty (30) calendar days' prior written notice to shareholders.


INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing globally long and short, using leverage, in a diversified range of liquid instruments (including exchange traded futures, options and forwards, currency forwards traded over the counter, equity securities (including common stocks of companies of any market capitalization, depositary receipts and exchange traded funds), derivatives linked to such securities (including swaps and equity index futures) and other related instruments) in accordance with the Adviser's Program (defined below). The Fund either invests directly in those instruments, or indirectly by investing via a swap or via the Subsidiary, which may then invest in such assets directly or indirectly via a swap.

The Adviser uses an automated computer-based investment system that is developed by its research team based on the statistical analysis of historic data. The investment system is implemented with particular constraints (including constraints on matters that are intrinsic to markets, such as price, volume and open interest; and those that are external to markets, such as economic statistics, industrial and commodity data and public company financial data) to create different investment programs. The program used by the Fund is the Winton Diversified Program (the "Program"). The Program constructs a portfolio by attempting to forecast the returns of each security or instrument in the universe (described above) using a variety of data-based signals (for instance, using price or company account data) and selecting those securities or instruments forecasted as having the potential for above-average returns. In order to determine position weights in the target portfolio, the Adviser uses its proprietary risk forecasting methodology so that lower risk securities or instruments tend to receive larger weights than higher risk securities or instruments. The Adviser believes this provides a good means of diversifying the portfolio. The amount invested in any given instrument at any given time is thus determined by this automated computer-based process and is constrained by various risk and liquidity considerations. While the Fund may buy and sell securities or instruments frequently in certain circumstances, the Adviser takes into consideration transaction costs in its forecasting models to seek to trade in a cost efficient manner that encourages limited turnover and prioritizes trades with the greatest expected overall benefit to the portfolio.


The investment system (from which the Program is derived) is modified over time as the Adviser monitors its operation and undertakes further research. Changes to the investment system occur as a result of, amongst other things, changes in market liquidity, the availability of new data (such as additional detail on historic data or data on new markets), the Adviser extracting additional information from existing data or the Adviser refining its understanding of existing data.

The assets of the Fund which are not being utilized directly or indirectly in connection with the Program (i.e., which are not being used for, or set aside in respect of, collateral or margin), which may constitute a significant portion of the assets of the Fund, may be invested in other instruments for cash management purposes. These other instruments are expected to be predominantly comprised of U.S. Treasury obligations but may include debt instruments of any government, corporation or other entity and may include other instruments such as money market funds.

RISK MANAGEMENT


The Board is responsible for overseeing the Adviser and the risk management it employs in respect of the Program as it is applied to the Fund.

Management of the risk arising from market fluctuations is an integral part of the Program. The Adviser requires comprehensive information about the risks the Fund is taking, including the Fund's long- and short-term forecast value at risk ("VaR") using both standard and proprietary volatility models (which place greater emphasis on the probability of extreme market movements than many commonly used models), stress tested models of extreme VaR (tail risk) using various proprietary methods, forecasts of extreme loss frequency and measures of margin employment, and leverage, which it uses to both monitor and control risk.

The Adviser's Investment Management Committee is primarily responsible for managing investment risk associated with the Program, with oversight from the Risk Committee. The Adviser's Risk Committee oversees the identification, assessment, management and monitoring of risks to which the Adviser is exposed, including investment risk, counterparty risk, IT and security risks, and regulatory risk.

INVESTMENTS IN THE SUBSIDIARY

The Fund may also seek to gain exposure to certain markets, including commodity, currency, interest rate and equity markets, in whole or in part, through investments in the Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity-linked derivative instruments, including swap agreements, other commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by the Adviser.

To the extent the Subsidiary invests in derivative instruments, including commodity-linked instruments, the Subsidiary will comply with the same asset coverage requirements that are applicable to the Fund's transactions in such derivatives under the 1940 Act, as applicable. With respect to its investments, the Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the Fund; however, the Subsidiary (unlike the Fund) may invest a significant amount in commodity-linked swap agreements and other commodity-linked derivative instruments.


The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary will comply with the 1940 Act's provisions relating to affiliated transactions and custody of assets. The custodian of the Subsidiary is The Bank of New York Mellon Corporation.


This Prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other instruments described in this Prospectus. In addition to the securities and other instruments and strategies described in this Prospectus, the Fund also may invest in other securities and instruments, use other strategies and engage in other investment practices. These investments and strategies are described in the SAI.

The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading "INVESTMENT LIMITATIONS."

                                     RISKS

THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS AN APPROPRIATE INVESTMENT ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT. INVESTORS MAY LOSE SOME OR ALL OF THEIR INVESTMENT IN THE FUND. THE FUND IS NOT DESIGNED TO BE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE A SUITABLE INVESTMENT FOR ALL INVESTORS. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN LEGAL, TAX AND FINANCIAL ADVISORS AS TO ALL OF THESE RISKS AND IN DETERMINING WHETHER AN INVESTMENT IN THE FUND IS A SUITABLE INVESTMENT.

Investment in the Fund is speculative and involves substantial risks, including the risk of loss of a shareholder's entire investment. No guarantee or representation is made that the Fund will achieve its investment objective, and investment results may vary substantially from year to year. Certain investment techniques utilized by the Program, including investments in derivatives and short sales, can, in certain circumstances, substantially increase the adverse impacts to which the Fund may be subject. Prospective investors should consider all of the risks involved in an investment in the Fund including, without limitation, the following risks before investing. The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

RISKS ASSOCIATED WITH THE INVESTMENT SYSTEM AND THE PROGRAM

NO GUARANTEE OF PROFIT OR AGAINST LOSS RISK. There is no assurance that the Program or the Fund will provide any return or will not incur substantial losses.

LIMITATIONS ON MATHEMATICAL MODELS RISK. The Fund utilizes the Adviser's investment approach, which is based on research into historic data and the application of that research to the development of mathematical models that attempt to forecast returns, risk, correlation and transaction costs. Many of these models are trend-following models that attempt to identify and exploit market trends. Mathematical models may be incomplete and/or flawed and there is an inherent risk that any forecasts derived from them may be inaccurate, particularly if the research or models are based on, or incorporate, inaccurate assumptions or data. Assumptions or data may be inaccurate from the outset or may become inaccurate as a result of many factors such as, changes in market structure, increased government intervention in markets or growth in assets managed in accordance with similar investment strategies. In particular, such factors may make the trend-following models of the Adviser less effective because they may lessen the prospect of identified trends occurring or continuing in the future. As a result of the foregoing, the investment system may not generate profitable trading signals and the Fund may suffer losses.

CROWDING/CONVERGENCE RISK. There is significant competition among quantitative investment managers and the ability of the Fund to deliver returns that have a low correlation with global aggregate equity markets and other market participants is dependent on the ability of the Adviser to employ an investment system that is simultaneously profitable and differentiated from those employed by other managers. To the extent that the Adviser is not able to develop a sufficiently differentiated investment system, the investment objective of the Fund may not be met. The growth in assets managed in accordance with similar investment strategies may result in the Fund and other market participants inadvertently buying and selling the same or similar investments simultaneously, which may reduce liquidity and exacerbate market moves.


PROCESS EXCEPTIONS RISK. The Fund utilizes the Adviser's investment approach, which is based on mathematical models that are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the investment system, any component of the investment system or any processes and procedures related to the investment system (collectively, "Process Exceptions") may cause losses to the Fund and such losses may be substantial. Process Exceptions may include, but are not limited to:


          PROGRAMMING ERRORS. The Adviser may make programming errors in translating its mathematical models into computer code. In addition, as a mathematical model can be expressed in computer code in multiple ways, the choice of code ultimately used may not result in the best representation of the model.

          FAILURE OF TECHNOLOGY. The Adviser's investment system is reliant on proprietary and third party technology. Such technology may be adversely affected by many issues, some of which may be outside of the Adviser's control, including issues associated with network infrastructure, software updates, bugs, viruses and unauthorized access.

          INCORPORATION OF DATA. The Adviser may incorporate inaccurate data, or make errors in incorporating data, into the investment system.


Process Exceptions may be extremely difficult to detect, may go undetected for long periods or may never be detected. The impact of such Process Exceptions may be compounded over time and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk mitigating actions. Although the Adviser evaluates the materiality of any Process Exceptions that it detects, the Adviser may conclude that some are not material and may choose not to address them. Such judgments may prove not to be correct.

DIRECT CONNECTIVITY TO TRADING VENUES RISK. The Adviser uses sophisticated information technology systems to send, on the Fund's behalf, electronic trading instructions to brokers and exchanges and has servers located close to exchanges in multiple jurisdictions. This technology allows orders to be sent and executed in milliseconds. This technology can increase the likelihood of erroneous orders being made, regulatory requirements not being complied with and/or credit and capital limits being breached due to computer malfunctions, the speed of execution of transactions, human error or a deficiency in algorithm design or implementation. Due to the speed of trading, the potential impact on the Fund of such errors or series of errors could be more severe than risks arising in other parts of the Adviser's trading infrastructure.

Trading through an electronic trading or order routing system is also subject to risks associated with system or component failure (whether such failure affects the hardware or software of the exchange or person offering the relevant system or the Adviser). In the event of system or component failure, it is possible that, for a certain time period, it might not be possible to enter new orders, execute existing orders, or modify or cancel orders that were previously entered. System or component failure may also result in loss of orders or order priority. Trading venues offering an electronic trading or order routing system typically adopt rules to limit their liability, the liability of member brokers and software and communication system vendors, and the amount that may be collected for system failures and delays, which rules may vary among the venues and may not adequately compensate the Fund for the full extent of its loss.





TEMPORARY DEFENSIVE MEASURES RISK. The Fund may, from time to time, take temporary defensive measures which are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, market, economic, political or other conditions. For example, during such period, all or a significant portion of the Fund's assets may be invested in short-term, high-quality, fixed income securities, cash or cash equivalents, or the risk parameters applicable to the Adviser's investment system may be altered. Temporary defensive measures may be initiated by the Adviser when the Adviser judges that existing market, economic, political or other conditions may make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Adviser then may temporarily use these alternative strategies or parameters that are mainly designed to limit the Fund's losses, protect the Fund's gains or create liquidity in anticipation of redemptions. When such temporary defensive measures are taken, it may be more difficult for the Fund to achieve its investment objective.

TRADING OUTSIDE THE INVESTMENT SYSTEM RISK. Most of the Adviser's investment decisions are made strictly in accordance with the output of its investment system. However the Adviser may, in exceptional circumstances (such as the occurrence of events that fall outside the input parameters of the system), make investment decisions based on other factors and take action to override the output of the system to seek to protect the interests of the Fund's shareholders. However, the investment system's signals may ultimately prove to be accurate and such actions may not prevent losses to the Fund and may in fact cause or exacerbate losses.


LEVERAGE RISK. The Fund may use leverage (including through borrowings) for the purpose of making investments. The use of leverage creates particular risks and may significantly increase the Fund's investment risk. Leverage creates an opportunity for greater yield and total return but, at the same time, increases the Fund's exposure to capital risk and, if leverage is in the form of borrowing, interest costs. The use of leverage in a market that moves adversely could result in substantial losses to the Fund, which would be greater than if leverage was not used. (See the risk factor entitled "FUTURES CONTRACTS" below.)

CORRELATION RISK. While the Program over the long-term has generally demonstrated low correlation to other markets such as equities and fixed income, in the short-term the Program may be highly correlated to other markets. Accordingly, a significant price fall in a particular sector, such as equities or fixed income, may result in a significant decline in the value of the Fund.

PORTFOLIO TURNOVER RISK. The Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REGULATORY AND TAX RISKS.


SPECULATIVE POSITION LIMITS AND INTERNAL RISK LIMITS RISK. The Commodity Futures Trading Commission ("CFTC") and exchanges both within the U.S. and outside the U.S. have established "speculative position limits" on the maximum net long or net short position which any person or group of persons may hold or control in particular futures, options on futures contracts and swaps that perform a significant price discovery function. In addition, the Adviser sets internal risk limits within its investment system. The Adviser's instructions may have to be modified, and positions held by the Fund may have to be liquidated in order to avoid exceeding these limits. Such modification or liquidation could adversely affect the operations and profitability of the Fund by increasing transaction costs to liquidate positions and limiting potential profits on the liquidated positions. The assets of the Adviser's clients, including those of the Fund, will be aggregated for the purposes of speculative position limits and internal risk limits and this may impair the operation of the Adviser's investment system and cause losses to the Fund.

In November 2013, the CFTC proposed new rules that, if adopted in substantially the same form, will impose position limits on certain futures and options contracts and physical commodity swaps that are "economically equivalent" to such contracts. If enacted, these rules could require the Adviser to alter the trading strategies it employs on behalf of the Fund.

TAX RISK. The Fund intends to elect and to qualify each year to be treated as a regulated investment company ("RIC") under the provisions of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). In order to do so it must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the Fund's SAI. Certain of the Fund's investments generally do not generate qualifying income if made directly by the Fund. The Fund, however, intends to gain exposure to certain non-qualifying investments, including commodities investments, through its investment in its wholly-owned Subsidiary. The Subsidiary intends to invest directly or indirectly in commodities, interest rates, currencies, bonds and other commodity-linked derivative instruments, including options, futures contracts, swaps, and options on futures contracts. The Fund is aware of certain private letter rulings from the Internal Revenue Service ("IRS") issued to other regulated investment companies that indicate that income from the regulated investment companies' investments in a subsidiary will constitute "qualifying income" for purposes of Subchapter M of the Code; however, the Fund has not received or requested a private letter ruling from the IRS and does not intend to request such a ruling. The Fund has secured, however, an opinion of counsel based on customary representations that actual distributions of all earnings and profits of the subsidiary each taxable year made to the Fund should be treated as "qualifying income." In 2011, the IRS suspended the granting of the private letter rulings discussed above. There is the possibility that the IRS may issue guidance providing that a RIC's investment in its own subsidiary no longer provides qualifying income to a RIC, which would likely cause the Fund to significantly change its investment strategy and could adversely affect the Fund. In addition, for purposes of satisfying the asset diversification test (as described more fully in the SAI) it may be difficult for the Fund to identify the "issuer" of certain Fund investments including any total return swaps used for indirect investment exposure. There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of Fund investments and could disagree with the Fund's valuation of the underlying issuers to a particular derivative. Such an adverse determination could, therefore, jeopardize the Fund's status as a RIC, which would ultimately affect a shareholder's return on its investment in the Fund.


RISKS ASSOCIATED WITH THE ADVISER.

INCENTIVE FEE RISK. In addition to receiving a Management Fee, the Adviser may also receive an Incentive Fee based on the appreciation in Fund assets. The Incentive Fee may create an incentive for the Adviser to manage the Fund's portfolio in a manner that is riskier than would be the case in the absence of a fee based on the performance of the Fund.

COUNTERPARTY RISK.

COUNTERPARTY RISK. The Fund will be subject to the risk of the inability of any counterparty (including the Fund's custodian and clearing brokers and prime brokers used by the Fund) to perform with respect to transactions, whether due to insolvency, bankruptcy or other causes. If there is a failure or default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but these may be of limited or no legal and/or commercial benefit depending on the financial position of the defaulting counterparty. The Fund may not be able to recover all of its cash and/or securities in the event of the insolvency and bankruptcy of its custodian. These risks are heightened to the extent that the Fund or the Subsidiary gains a substantial amount of investment exposure indirectly through swaps.

The Adviser will seek to minimize the Fund's counterparty risk through the selection of financial institutions and types of transactions employed. However, the Fund's operational mechanisms may involve counterparty and other risk elements that may create unforeseen exposures.

RISKS ASSOCIATED WITH THE FUND'S STRUCTURE.

NON-MARKETABILITY OF SHARES RISK. The Fund's shares are not listed on any securities exchange. There is no guarantee that a secondary market for Fund shares will develop. The Fund's shares, therefore, may not be readily marketable.

REPURCHASE OFFERS RISK. An investment in the Fund is subject to the risk that the Fund's repurchases of shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered shares back to the Fund.

LIMITED OPERATING HISTORY RISK. The Fund has not yet commenced operations and thus has no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. Officers and employees of the Adviser and its affiliates have been using the strategies described herein in connection with the management of private investment funds for several years. However, the past performance of these officers and employees is not an indication of future success of the Fund.

BORROWING FOR OPERATIONS RISK. The Fund has the authority to borrow money for, among other reasons, cash management purposes, to obtain leverage and to meet redemptions that would otherwise result in the premature liquidation of its investments, subject to the limitations of the 1940 Act. The use of short-term borrowing creates several additional risks. If the Fund is unable to service the debt, a secured lender could liquidate the Fund's position in some or all of the Fund's investments that have been pledged as collateral and cause the Fund to incur significant losses. The occurrence of defaults may trigger cross-defaults under the Fund's agreements with other brokers, lenders, clearing firms or other counterparties, creating or increasing a material adverse effect on the performance of the Fund.

IN-KIND DISTRIBUTIONS RISK. The Fund expects to distribute cash to a shareholder upon a redemption of shares. However, there can be no assurance that the Fund will have sufficient cash to satisfy redemption requests or that the Fund will be able to liquidate investments at the time of such redemption requests at favorable prices. Under the foregoing circumstances, and under other circumstances deemed appropriate by the

Fund, a shareholder may receive in-kind distributions from the Fund. Notwithstanding the foregoing, with respect to its quarterly repurchase offers, the Fund will repurchase its shares in cash.

RISKS ASSOCIATED WITH SPECIFIC INVESTMENTS.

CURRENCY RISK. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

CURRENCY HEDGING RISK. The Fund may seek to hedge its foreign currency exposure but will necessarily be subject to foreign exchange risks. There can be no assurance that such hedging, if implemented, will be effective.

FUTURES CONTRACTS RISK. The Fund invests in futures contracts. Transactions in futures involve the obligation to make, or to take, delivery of the underlying asset of the contract at a future date, or in some cases to settle the position with cash (unless liquidated before expiry). They carry a high degree of risk. The low margins normally required in futures trading permit a very high degree of leverage. As a result, a relatively small movement in the price of a futures contract may result in a profit or loss that is high in proportion to the amount of assets actually placed as margin and may result in unquantifiable further loss exceeding any margin deposited.


FOREIGN EXCHANGE FORWARD CONTRACTS RISK. The Fund may enter into foreign exchange forward contracts. A foreign exchange forward contract is a contractually binding obligation to purchase or sell a particular currency at a specified date in the future. Foreign exchange forward contracts are currently not traded on exchanges. Instead, they are effected through the interbank market. Unlike in futures markets, there is no limitation as to daily price movements in this market and in exceptional circumstances there have been periods during which certain banks have refused to quote prices for foreign exchange forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") includes non-deliverable foreign exchange forward contracts in the definition of "swap," and therefore, contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the CFTC. Therefore, the Fund will not receive the full benefit of CFTC regulation for certain of its foreign exchange trading activities. Although the Dodd-Frank Act contemplates that non-deliverable foreign exchange forward contracts may be exchange-traded and cleared by a clearinghouse, these transactions, as well as deliverable foreign exchange forward contracts, are not currently exchange-traded so that, generally, no clearinghouse or exchange stands ready to meet the obligations of the contract. Thus, the Fund will be subject to the risk of the inability or refusal of its counterparties to perform with respect to such contracts. Any such default would eliminate any profit potential and compel the Fund to cover its commitments for resale or repurchase, if any, at the then current market price. These events could result in significant losses to the Fund.

The Fund may enter into foreign exchange forward contracts in respect of the currencies of certain emerging markets. Many emerging markets have underdeveloped capital market structures where the risks associated with holding currency are significantly greater than in other, less inflationary markets. Such currency exchange rates are highly volatile and subject to severe event risks, as the political situation with regard to the relevant non-U.S. government may itself be volatile.


FORWARD CONTRACTS RISK. The Fund may enter into forward contracts and options thereon which are not traded on exchanges and are not standardized. Instead, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Neither the CFTC nor any banking authority currently regulates trading in forward contracts, although they may in the future become subject to regulation under the Dodd-Frank Act, a development which may entail increased costs and result in burdensome reporting requirements. There is currently no limitation on daily price movements of forward contracts and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities, or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in forward markets due to unusually high trading volume, political intervention, or other factors.

The imposition of controls by governmental authorities or the implementation of regulations pursuant to the Dodd-Frank Act might also limit such forward (and futures) trading to less than that which the Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in significant losses to the Fund.

OPTIONS RISK. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically-unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option.

The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option.

In the case of stock index options, successful use by the Fund of options on stock indices will be subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or of particular industries or market segments. This requires different skills and techniques than predicting changes in the price of individual stocks.

When the Fund purchases an option on a futures contract in the United States, there is no margin requirement because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When the Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options (and other over-the-counter options instruments, such as equity or currency forwards, swaps and certain other derivative instruments), will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

SWAPS RISK. The Fund may enter into swap agreements and similar derivative transactions. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to equity securities, long-term or short-term interest rates, foreign currency values, corporate borrowing rates or other factors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio. The most significant factors in the performance of swap agreements is the change in the individual equity values, the specific interest rate, the currency value and other factors that determine the amounts of payments due to the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. Swap agreements and similar derivative transactions are not currently traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, the Fund is subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. In addition, if a counterparty's creditworthiness declines, the value of swap agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund. Speculative position limits are not currently applicable to swap transactions, although the counterparties with which the Fund deals may limit the size or duration of positions available to the Fund as a consequence of credit considerations. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. The recently enacted Dodd-Frank Act includes provisions that comprehensively regulate the over-the-counter derivatives markets for the first time. While the Dodd-Frank Act is intended in part to reduce certain of the risks described above, its success in this respect may not be evident for some time after the Dodd-Frank Act is fully implemented, a process that may take several years.


COMMODITY-RELATED INVESTMENTS RISK. Exposure to the commodities markets (including via commodity futures) may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in commodity-linked derivative instruments, such as structured notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the instrument, interest rates, volatility and lack of liquidity in underlying markets, the performance of the reference commodity or instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference commodity or instrument. Further, a lack of liquidity, participation of speculators and government regulation and intervention, among other factors, may subject commodity markets to temporary distortions or other disruptions, which may, in turn, subject the Fund to losses.

SWAPS ON EQUITY SECURITIES RISK. The Fund intends to enter into contracts for differences ("CFDs") and other swap transactions (together with CFDs, "Equity Swaps") on individual equity securities or baskets of equity securities. Equity Swaps are privately negotiated contracts between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. As is the case with owning any financial instrument, there is the risk of loss associated with entering into Equity Swaps. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of Equity Swaps is based on the liquidity of the underlying instrument. Equity Swaps also carry counterparty risk, i.e., the risk that the counterparty to the transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract may be reduced. A further risk in respect of Equity Swaps is that adverse movements in the underlying security will require the buyer to post additional margin. To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under an Equity Swap and the return on related assets in its portfolio, the Equity Swap transaction may increase the Fund's financial risk.

CONTINGENT LIABILITY TRANSACTIONS RISK. Contingent liability transactions, which are margined, require the Fund to make a series of payments against the purchase price, instead of paying the whole purchase price immediately.

The Fund will trade in futures and CFDs, and therefore may sustain a total loss of the margin deposited to establish or maintain a position. If the market moves against the Fund, it may be called upon to pay substantial additional margin at short notice to maintain the position. If the Fund fails to do so within the time required, its position may be liquidated at a loss and the Fund will be responsible for the resulting deficit. Even if a transaction is not margined, it may still carry an obligation to make further payments in certain circumstances over and above any amount paid when the Fund entered the contract.

DAILY PRICE FLUCTUATION LIMITS RISK. Futures exchanges limit fluctuations in contract prices during a single day by imposing "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices that are either above or below the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, positions in the contract can be neither established nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Adviser from liquidating positions and subject the Fund to losses that could exceed the margins initially committed to such trades.

EQUITIES RISK. Equities represent ownership interests in a company or corporation, and include common stock, preferred stock and warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equities in which the Fund invests will cause the value of the Fund's assets to fluctuate.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK. Small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

SHORT SELLING RISK. The Adviser's investment system may incorporate short selling systems whereby the Adviser sells equities that the Fund does not own. A short sale involves the theoretically unlimited risk of an increase in the market price of the securities sold short. There can be no guarantee that securities and/or currencies necessary to cover a short position will be available for purchase.

Due to regulatory or legislative action taken by regulators around the world as a result of volatility in the global financial markets, taking short positions on certain securities has been restricted. The levels of restriction vary across different jurisdictions and are subject to change in the short to medium term. These restrictions have made it difficult and in some cases impossible for numerous market participants either to continue to implement their investment strategies or to control the risk of their open positions. Accordingly, the Adviser may not be in a position to execute orders in accordance with the trading signals of the investment system and its ability to fulfill the investment objective of the Fund may be constrained.

NON-U.S. INVESTMENT/EMERGING MARKETS RISK. Investing in issuers located in non-U.S. countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. Non-U.S. issuers may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about non-U.S. securities than is available about domestic securities. Income from non-U.S. securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph
(i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

DEPOSITARY RECEIPTS RISK. American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a non-U.S. issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of non-U.S.-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in non-U.S. securities, which are described above. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

DEBT SECURITIES RISK. The Fund's investments in debt securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of the fixed income securities held by the Fund will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, while a fall in interest rates typically causes a rise in values of such securities. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. The Fund could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations. Evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments.

The Fund may invest in debt instruments that have speculative characteristics. The issuers of such instruments, including sovereign issuers, may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer's ability to make timely payment of interest and principal.

EXCHANGE-TRADED FUNDS RISK. ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning interests of an ETF generally reflect the same risks as owning the underlying securities or other instruments in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (I.E., the market value may differ from the net asset value of an ETF's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. ETFs, like closed end funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly.

INVESTMENT IN THE SUBSIDIARY RISK. The Fund may invest in its Subsidiary. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. The Fund, however, wholly owns and controls the Subsidiary, and the Fund and the Subsidiaries are managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

GENERAL INVESTMENTS RISK.

HIGH VOLATILITY RISK. The markets in which the Fund invests are subject to high levels of volatility. Price movements are influenced by a variety of factors, including: changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; political and economic events and policies; changes in interest rates and rates of inflation; currency devaluations and re-evaluations; and market sentiment. Such volatility could result in significant losses to the Fund.

ILLIQUIDITY OF MARKETS RISK. Positions in financial instruments cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, such as when governments take or are subject to political actions that disrupt the markets in their currency or major exports, can also affect the liquidity of the markets, thereby making it difficult to liquidate a position. Periods of illiquidity and the events that trigger them are difficult to predict and there can be no assurance that the Adviser will be able to do so. Market illiquidity may cause losses to the Fund.

THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS PROSPECTUS AND THE SAI IN THEIR ENTIRETY, AND CONSULT WITH THEIR OWN ADVISORS BEFORE DECIDING WHETHER TO INVEST

IN THE FUND. IN ADDITION, AS THE FUND'S INVESTMENT PROGRAM DEVELOPS AND CHANGES OVER TIME, AN INVESTMENT IN THE FUND MAY BE SUBJECT TO ADDITIONAL AND DIFFERENT RISK FACTORS NOT DISCUSSED HEREIN.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Board of Trustees of the Fund (the "Board") is responsible for the overall management of the Fund, including the supervision of the duties performed by the Adviser. The Board is comprised of five Trustees, four of whom are not "interested persons" of the Fund, as that term is defined by the 1940 Act. The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing officers of the Fund and selecting and supervising the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "TRUSTEES AND OFFICERS OF THE FUND" in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

Winton Capital US LLC, located at 375 Park Avenue, New York, New York 10152, serves as the investment adviser of the Fund. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser is a wholly-owned subsidiary of Winton Capital Group Limited, an English limited liability company. Winton Capital Group Limited and its affiliated companies (together, "Winton") provide investment management services to, among other investors, pension funds, pooled investment vehicles, fund of funds, sovereign wealth funds and other government entities, corporations, family offices and high net worth individuals either directly or indirectly through the management of pooled investment vehicles. As of [____], Winton had approximately $[____] billion in assets under management.

The Adviser does not use a traditional portfolio manager structure when managing its clients' accounts, including the Fund. Rather, the Adviser employs a professional research team to perform statistical analysis on historic data related to financial markets in an attempt to identify profitable investment opportunities for its clients. The Adviser's research team includes individuals holding degrees in diverse fields ranging from astrophysics, machine learning, statistics, actuarial sciences and financial mathematics and is responsible for developing the automated computer-based investment system that forms the basis of the Fund's investment strategy. Messrs. Harding and Beddall, in their respective capacities as Chief Executive Officer and Chief Investment Officer of Winton Capital Group Limited, have ultimate responsibility for the investment system and how it operates. Therefore, Messrs. Harding and Beddall are primarily responsible for the management of the Fund's portfolio.

Mr. Harding, Chief Executive Officer and Chairman of Winton Capital Group Limited, founded Winton in 1997. Prior to that, Mr. Harding founded Adam Harding and Lueck Ltd, a commodity trading adviser, in 1987. Mr. Harding holds a degree in Natural Sciences specializing in Theoretical Physics from Cambridge University.

Mr. Beddall, Chief Investment Officer of Winton Capital Group Limited, joined Winton in 2001 as a researcher and was appointed Chief Investment Officer in 2008. Mr. Beddall holds a degree in Mathematics and Computer Science from Southampton University and an MSc in Applied Statistics from Birkbeck College, University of London.

The SAI provides additional information about the compensation, other accounts managed and ownership of Fund shares of Messrs. Harding and Beddall.

MANAGEMENT EXPENSES

MANAGEMENT FEE. For its advisory services to the Fund, the Adviser is entitled to a monthly fee payable at the annual rate of 1.25% . The Management Fee will be applied to the Fund's NAV (before the deduction of any Incentive Fee and the repurchase of any shares pursuant to a periodic repurchase offer). The Management Fee will be accrued at least weekly and paid monthly.

INCENTIVE FEE. The Fund will pay to the Adviser a performance based Incentive Fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the Investment Profits attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter. The Adviser does not need to "earn back" Incentive Fees previously paid to it in order to recognize profits subject to additional Incentive Fees.

The term "Investment Profits" refers to an increase in the NAV of a share attributable to the net realized and unrealized gains arising from the Fund's investment activities during the calendar quarter (after deducting (i) interest earned on, and net realized and unrealized gains arising from, the Fund's cash balances and fixed income investments held for cash management purposes during the calendar quarter; and (ii) any Management Fee accrued during the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter). The term "Unrecouped Investment Losses" refers to any decrease in the NAV of a share attributable to the net realized and unrealized losses arising from the Fund's investment activities (after deducting (i) net realized and unrealized losses arising from the Fund's cash balances and fixed income investments held for cash management purposes during the calendar quarter; and (ii) any Management Fee accrued during the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter) that have not been offset by subsequent Investment Profits since the formation of the Fund.

A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's first annual or semi-annual report to shareholders. The Adviser has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act with respect to the Fund. Additional information regarding the Adviser's status as a commodity pool operator with respect to the Fund is included in the SAI.

MANAGEMENT OF THE SUBSIDIARY

The Subsidiary has entered into a separate investment advisory agreement with the Adviser for the management of the Subsidiary's portfolio. The Subsidiary does not pay a separate management fee to the Adviser for these services. The services that the Adviser provides to the Subsidiary are similar to those that the Adviser provides to the Fund, and the terms of the advisory agreement between the Adviser and the Subsidiary are similar to those of the advisory agreement between the Adviser and the Fund. The board of directors of the Subsidiary supervises the Adviser with respect to its management of the Subsidiary's portfolio and establishes policies and procedures that it must follow in its management activities. The Subsidiary (or the Fund on behalf of the Subsidiary) has entered into contracts for the provision of custody, transfer agency, administrative and audit services with the same, or with affiliates of the same, service providers that provide those services to the Fund. The Fund bears the fees and expenses incurred in connection with such services.

                RELATED PERFORMANCE DATA OF COMPARABLE ACCOUNTS

Messrs. Harding and Beddall, by virtue of the positions they hold with Winton Capital Group Limited, the parent of the Adviser, are primarily responsible for the management of two other accounts that are managed pursuant to investment objectives, policies and strategies that are substantially similar to those of the Fund: Winton Diversified Strategy Master Fund Ltd. ("WDSMF") and The Winton Evolution Fund ("WEF" and, together with WDSMF, the "Comparable Accounts"). Please refer to the section headed "Management of the Fund" above.

The following tables show the historical monthly performance of the Comparable Accounts. The manner in which the performance was calculated for the Comparable Accounts differs from that of registered investment companies such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The performance should not be viewed as an indication of how the investment strategy will perform in the future. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

The Comparable Accounts are not subject to the same type of expenses to which the Fund is subject, and the performance information of the Comparable Accounts has not been adjusted to reflect the expenses of the Fund. The management fees of the Comparable Accounts were generally lower than that of the Fund, although the incentive fees of the Comparable Accounts are the same as the Fund's Incentive Fee. The actual total operating expenses of the Comparable Accounts were lower than the Fund's estimated total operating expenses (inclusive of waivers). If the performance of the Comparable Accounts was calculated using the Fund's estimated expenses for its first fiscal year, the performance would have been lower.

The Comparable Accounts are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Comparable Accounts could have been adversely affected if the Comparable Accounts were subject to the federal securities and tax laws as the Fund.

THE INVESTMENT RESULTS FOR THE COMPARABLE ACCOUNTS ARE NOT INTENDED TO PREDICT OR SUGGEST THE FUTURE RETURNS OF THE FUND. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION.

MONTHLY ABSOLUTE RETURNS OF WEF COMPARED TO ITS BENCHMARK INDEX AND THE 3 MONTH U.S. DOLLAR LIBOR INTEREST RATE


--------------------------------------------------------------------------------
                                                    HFRX             3-month
                 WEF               WEF           Global Hedge        USD Libor
               Monthly           Monthly         Fund Index        (Bloomberg:
                Gross              Net           (Bloomberg:         US0003M
  Date         Returns           Returns        HFRXGL Index)*       Index)**
--------------------------------------------------------------------------------
Jan-13          3.51%             3.42%              1.96%            0.02%
--------------------------------------------------------------------------------
Feb-13          1.14%             1.05%              0.43%            0.02%
--------------------------------------------------------------------------------
Mar-13          4.57%             4.43%              0.72%            0.02%
--------------------------------------------------------------------------------
Apr-13          5.77%             4.58%              0.62%            0.02%
--------------------------------------------------------------------------------
May-13         -4.11%            -4.19%              0.75%            0.02%
--------------------------------------------------------------------------------
Jun-13         -1.81%            -1.89%             -1.33%            0.02%
--------------------------------------------------------------------------------
Jul-13          0.31%             0.23%              1.01%            0.02%
--------------------------------------------------------------------------------
Aug-13         -5.19%            -5.27%             -0.86%            0.02%
--------------------------------------------------------------------------------
Sep-13          4.59%             4.50%              0.96%            0.02%
--------------------------------------------------------------------------------
Oct-13          4.88%             4.54%              1.20%            0.02%
--------------------------------------------------------------------------------
Nov-13          3.66%             2.94%              0.55%            0.02%
--------------------------------------------------------------------------------
Dec-13          0.68%             0.47%              0.56%            0.02%
--------------------------------------------------------------------------------
Jan-14         -3.35%            -3.43%             -0.24%            0.02%
--------------------------------------------------------------------------------
Feb-14          4.16%             4.00%              1.59%            0.02%
--------------------------------------------------------------------------------
Mar-14         -0.05%            -0.09%             -0.23%            0.02%
--------------------------------------------------------------------------------
Apr-14         -0.15%            -0.23%             -0.73%            0.02%
--------------------------------------------------------------------------------
May-14          2.59%             2.08%              0.45%            0.02%
--------------------------------------------------------------------------------
Jun-14         -1.08%            -0.94%              0.93%            0.02%
--------------------------------------------------------------------------------
Jul-14         -3.18%            -3.26%             -0.88%            0.02%
--------------------------------------------------------------------------------
Aug-14          5.44%             5.00%              1.09%            0.02%
--------------------------------------------------------------------------------
Sep-14         -0.73%            -0.63%             -0.77%            0.02%
--------------------------------------------------------------------------------
Oct-14          7.32%             5.83%             -1.32%            0.02%
--------------------------------------------------------------------------------
Nov-14          9.82%             7.79%              0.33%            0.02%
--------------------------------------------------------------------------------
Dec-14          2.14%             1.70%             -0.75%            0.02%
--------------------------------------------------------------------------------
Jan-15          3.79%             2.98%             -0.29%            0.02%
--------------------------------------------------------------------------------
Feb-15          0.38%             0.22%              2.02%            0.02%
--------------------------------------------------------------------------------

MONTHLY RELATIVE RETURNS OF WEF COMPARED TO ITS BENCHMARK INDEX AND THE 3 MONTH U.S. DOLLAR LIBOR INTEREST RATE


--------------------------------------------------------------------------------
                                                      WEF               WEF
                WEF                WEF            gross vs 3-        net vs 3-
             gross vs            net vs            month USD         month USD
  Date    HFRXGL relative    HFRXGL relative     Libor relative   Libor relative
              returns*           returns*           returns**         returns**
--------------------------------------------------------------------------------
Jan-13         1.55%              1.46%              3.49%              3.40%
--------------------------------------------------------------------------------
Feb-13         0.71%              0.62%              1.12%              1.03%
--------------------------------------------------------------------------------
Mar-13         3.85%              3.71%              4.55%              4.41%
--------------------------------------------------------------------------------
Apr-13         5.15%              3.96%              5.75%              4.56%
--------------------------------------------------------------------------------
May-13         -4.86%            -4.94%              -4.13%            -4.21%
--------------------------------------------------------------------------------
Jun-13         -0.48%            -0.56%              -1.83%            -1.91%
--------------------------------------------------------------------------------
Jul-13         -0.70%            -0.78%              0.29%              0.21%
--------------------------------------------------------------------------------
Aug-13         -4.33%            -4.41%              -5.21%            -5.29%
--------------------------------------------------------------------------------
Sep-13         3.63%              3.54%              4.57%              4.48%
--------------------------------------------------------------------------------
Oct-13         3.68%              3.34%              4.86%              4.52%
--------------------------------------------------------------------------------
Nov-13         3.11%              2.39%              3.64%              2.92%
--------------------------------------------------------------------------------
Dec-13         0.12%             -0.09%              0.66%              0.45%
--------------------------------------------------------------------------------
Jan-14         -3.11%            -3.19%              -3.37%            -3.45%
--------------------------------------------------------------------------------
Feb-14         2.57%              2.41%              4.14%              3.98%
--------------------------------------------------------------------------------
Mar-14         0.18%              0.14%              -0.07%            -0.11%
--------------------------------------------------------------------------------
Apr-14         0.58%              0.50%              -0.17%            -0.25%
--------------------------------------------------------------------------------
May-14         2.14%              1.63%              2.57%              2.06%
--------------------------------------------------------------------------------
Jun-14         -2.01%            -1.87%              -1.10%            -0.96%
--------------------------------------------------------------------------------
 Jul-14        -2.30%            -2.38%              -3.20%            -3.28%
--------------------------------------------------------------------------------
Aug-14         4.35%              3.91%              5.42%              4.98%
--------------------------------------------------------------------------------
Sep-14         0.04%              0.14%              -0.75%            -0.65%
--------------------------------------------------------------------------------
Oct-14         8.64%              7.15%               7.30%             5.81%
--------------------------------------------------------------------------------
Nov-14         9.49%              7.46%               9.80%             7.77%
--------------------------------------------------------------------------------
Dec-14         2.89%              2.45%               2.12%             1.68%
--------------------------------------------------------------------------------
Jan-15         4.08%              3.27%               3.77%             2.96%
--------------------------------------------------------------------------------
Feb-15        -1.64%             -1.80%               0.36%             0.20%
--------------------------------------------------------------------------------

MONTHLY ABSOLUTE RETURNS OF WDSMF COMPARED TO ITS BENCHMARK INDEX AND THE 3 MONTH U.S. DOLLAR LIBOR INTEREST RATE


--------------------------------------------------------------------------------
                                                    HFRX             3-month
                WDSMF             WDSMF          Global Hedge        USD Libor
               Monthly           Monthly         Fund Index        (Bloomberg:
                Gross              Net           (Bloomberg:         US0003M
  Date         Returns           Returns        HFRXGL Index)*       Index)**
--------------------------------------------------------------------------------
Jul-13          0.87%             0.70%              1.01%            0.02%
--------------------------------------------------------------------------------
Aug-13         -5.85%            -5.90%             -0.86%            0.02%
--------------------------------------------------------------------------------
Sep-13          4.62%             4.53%              0.96%            0.02%
--------------------------------------------------------------------------------
Oct-13          5.59%             4.86%              1.20%            0.02%
--------------------------------------------------------------------------------
Nov-13          3.29%             2.54%              0.55%            0.02%
--------------------------------------------------------------------------------
Dec-13          0.89%             0.67%              0.56%            0.02%
--------------------------------------------------------------------------------
Jan-14         -2.63%            -2.71%             -0.24%            0.02%
--------------------------------------------------------------------------------
Feb-14          3.69%             3.52%              1.59%            0.02%
--------------------------------------------------------------------------------
Mar-14         -0.13%            -0.18%             -0.23%            0.02%
--------------------------------------------------------------------------------
Apr-14         -0.22%            -0.30%             -0.73%            0.02%
--------------------------------------------------------------------------------
May-14          2.74%             2.21%              0.45%            0.02%
--------------------------------------------------------------------------------
Jun-14         -1.02%            -0.87%              0.93%            0.02%
--------------------------------------------------------------------------------
Jul-14         -3.00%            -3.08%             -0.88%            0.02%
--------------------------------------------------------------------------------
Aug-14          5.47%             4.99%              1.09%            0.02%
--------------------------------------------------------------------------------
Sep-14         -0.65%            -0.57%             -0.77%            0.02%
--------------------------------------------------------------------------------
Oct-14          7.48%             5.95%             -1.32%            0.02%
--------------------------------------------------------------------------------
Nov-14          9.53%             7.54%              0.33%            0.02%
--------------------------------------------------------------------------------
Dec-14          2.13%             1.65%             -0.75%            0.02%
--------------------------------------------------------------------------------
Jan-15          3.70%             2.91%             -0.29%            0.02%
--------------------------------------------------------------------------------
Feb-15          0.52%             0.35%              2.02%            0.02%
--------------------------------------------------------------------------------

MONTHLY RELATIVE RETURNS OF WDSMF COMPARED TO ITS BENCHMARK INDEX AND THE 3 MONTH U.S. DOLLAR LIBOR INTEREST RATE


--------------------------------------------------------------------------------
                                                      WDSMF             WDSMF
               WDSMF              WDSMF            gross vs 3-        net vs 3-
             gross vs            net vs            month USD         month USD
  Date    HFRXGL relative    HFRXGL relative     Libor relative   Libor relative
              returns*           returns*           returns**         returns**
--------------------------------------------------------------------------------
Jul-13         -0.14%            -0.31%              0.85%                0.68%
--------------------------------------------------------------------------------
Aug-13         -4.99%            -5.04%              -5.87%              -5.92%
--------------------------------------------------------------------------------
Sep-13         3.66%              3.57%              4.60%                4.51%
--------------------------------------------------------------------------------
Oct-13         4.39%              3.66%              5.57%                4.84%
--------------------------------------------------------------------------------
Nov-13         2.74%              1.99%              3.27%                2.52%
--------------------------------------------------------------------------------
Dec-13         0.33%              0.11%              0.87%                0.65%
--------------------------------------------------------------------------------
Jan-14         -2.39%            -2.47%              -2.65%              -2.73%
--------------------------------------------------------------------------------
Feb-14         2.10%              1.93%              3.67%                3.50%
--------------------------------------------------------------------------------
Mar-14         0.10%              0.05%              -0.15%              -0.20%
--------------------------------------------------------------------------------
Apr-14         0.51%              0.43%              -0.24%              -0.32%
--------------------------------------------------------------------------------
May-14         2.29%              1.76%              2.72%                2.19%
--------------------------------------------------------------------------------
Jun-14         -1.95%            -1.80%              -1.04%              -0.89%
--------------------------------------------------------------------------------
Jul-14         -2.12%            -2.20%              -3.02%              -3.10%
--------------------------------------------------------------------------------
Aug-14         4.38%              3.90%              5.45%                4.97%
--------------------------------------------------------------------------------
Sep-14         0.12%              0.20%              -0.67%              -0.59%
--------------------------------------------------------------------------------
Oct-14         8.80%              7.27%               7.46%               5.93%
--------------------------------------------------------------------------------
Nov-14         9.20%              7.21%               9.51%               7.52%
--------------------------------------------------------------------------------
Dec-14         2.88%              2.40%               2.11%               1.63%
--------------------------------------------------------------------------------
Jan-15         3.99%              3.20%               3.68%               2.89%
--------------------------------------------------------------------------------
Feb-15        -1.50%             -1.67%               0.50%               0.33%
--------------------------------------------------------------------------------


* The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not approve of or endorse the Fund.


** 3-month USD Libor is one of the ICE LIBOR (formerly known as BBA LIBOR) benchmark rates produced for five currencies with seven maturities quoted for each - ranging from overnight to 12 months, producing 35 rates each business day. ICE LIBOR provides an indication of the average rate at which a LIBOR contributor bank can obtain unsecured funding in the London interbank market for a given period, in a given currency. Individual ICE LIBOR rates are the end-product of a calculation based upon submissions from LIBOR contributor banks. ICE Benchmark Administration maintains a reference panel of between 11 and 18 contributor banks for each currency calculated.

                               SERVICE PROVIDERS

ADMINISTRATOR AND FUND ACCOUNTANT

SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator and fund accountant of the Fund. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other investment companies.

Under an Administration Agreement with the Fund ("Administration Agreement"), the Administrator is responsible for managing the business affairs of the Fund, subject to the supervision of the Board, and receives an administration fee calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month-end, subject to a minimum annual fee. The Administrator's administrative services include the provision of regulatory reporting and all necessary office space, equipment, personnel and facilities and other administrative services necessary to conduct the Fund's business. As fund accountant, the Administrator provides accounting and bookkeeping services for the Fund, including the calculation of the Fund's NAV.

TRANSFER AGENT

Atlantic Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Fund.

CUSTODIAN


The Bank of New York Mellon Corporation, 101 Barclay Street, New York, New York 10286, serves as the custodian for the Fund.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Fund.

CONTROL PERSONS

As of the date of this Prospectus, the Fund could be deemed to be under the control of its seed investor, who has voting authority with respect to 100% of the value of the outstanding interests of the Fund on such date. The seed investor is an affiliate of the Adviser. It is expected that once the Fund commences operations and its shares are sold to the public that the seed investor's control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

                     THE OFFERING AND PLAN OF DISTRIBUTION

THE OFFERING

The Fund's shares are only being sold to investors who meet the definition of "qualified clients" under Rule 205-3 under the Investment Advisers Act of 1940 and related guidance provided by the SEC or its Staff. In order to purchase shares, a prospective investor must submit a completed investor certification to the Distributor or a selling agent or sub-distributor prior to the Closing Time. The Fund generally does not accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund at [___] for more information.

Shares are being offered during an initial offering period that is expected to terminate on or about [____], 2015 or such earlier or later date as the Adviser may determine in its discretion. Shares will be offered during the initial offering period at the offering price, which is $20.00 per share. After the initial offering, the shares are expected to be offered on a continuous basis monthly (generally as of 4:00 p.m. Eastern Time on the last business day of each month, the "Closing Time") at NAV per share. At each Closing Time, purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund as of the first business day of the next month following the acceptance of an investor's purchase order. During any continuous offering, shares may be purchased through the Distributor or selected selling agents or sub-distributors that have entered into dealer agreements with the Distributor. Any continuous offering, if commenced, may be discontinued at any time. The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

For each investor, the Fund requires a minimum initial investment of $10,000 and subsequent minimum investments of $5,000. If an investor's account balance drops below $10,000 due to participation in a periodic repurchase offer (see "PERIODIC REPURCHASE OFFERS" below), the Fund, in its sole discretion, may deem the investor to have tendered all of the investor's shares, if permissible under the terms of the repurchase offer.


The Fund may waive these minimum investment requirements for one or more investors in its sole discretion. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. The Fund may accept investments in the Fund on such other terms as it authorizes from time to time and may reject applications for shares for any or no reason, in its sole discretion. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending the termination of the initial offering period and the closing of any monthly offering, funds received from prospective investors will be placed in a non interest-bearing account with The Bank of New York Mellon Corporation. On the date of termination of the initial offering period or any monthly closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.


Each prospective investor must submit a completed application, including the investor certification, five business days prior and payment three business days prior to the purchase date (currently as of Closing Time on the last business day of the month) in U.S. funds. The Fund reserves the right to waive these requirements in its sole discretion.

The shares are not listed on any securities exchange. In addition, shares are subject to transfer restrictions, including a requirement that shares may be transferred only to persons who meet the Fund's eligibility requirements set forth in this Prospectus. Shareholders will not have the right to redeem their shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

THE PLAN OF DISTRIBUTION

SEI Investments Distribution Co. is the principal distributor of shares of the Fund. The Distributor may enter into selected dealer agreements with other selling agents or sub-distributors for the sale and distribution of Fund shares. The Distributor acts as the distributor of shares for the Fund on a best efforts and agency basis (not as principal), subject to various conditions, pursuant to the terms of a distribution agreement with the Fund.

The Distributor is not obligated to sell any specific number or dollar amount of the Fund's shares, but will use reasonable efforts to sell the shares. There is no guarantee that a secondary market for Fund shares will develop.


To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund against certain liabilities under the Securities Act of 1933 and in connection with the services rendered to the Fund. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act of 1933. Such agreement does not include the indemnification of the Distributor against liability resulting from gross negligence, bad faith, fraud, reckless disregard, willful misconduct or criminal misconduct on the part of the Distributor or its affiliates.


PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries, including the Distributor and affiliated selling agents or sub-distributors, to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund and/or its shareholders. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

                          PERIODIC REPURCHASE OFFERS:
                REDEMPTIONS/REPURCHASES OF SHARES AND TRANSFERS

The Fund is a closed-end "interval" fund which, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the Fund's interval structure, no shareholder will have the right to require the Fund to repurchase its shares.


The Fund has adopted, pursuant to Rule 23c-3(b) under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares (including all classes of shares), unless the Board has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase at least 15% of its total outstanding shares, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the initial offering of shares to terminate on or about [____], 2015 (or such earlier or later date as the Adviser may determine in its discretion) and the pricing date for the Fund's first repurchase offer is expected to be [____], 2015.


When a repurchase offer commences, the Fund sends, at least 21 days before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

o A statement that the Fund is offering to repurchase its securities from shareholders at NAV.

o    Any fees applicable to the repurchase.

o The percentage of outstanding shares that the Fund is offering to repurchase (the "repurchase offer amount") and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

o The date on which a shareholder's repurchase request is due (the "repurchase request deadline").

o The date that will be used to determine the Fund's NAV applicable to the repurchase offer (the "repurchase pricing date").

o The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase (the "repurchase payment deadline").

o The risk of fluctuation in NAV between the repurchase request deadline and the repurchase pricing date.

o The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the repurchase request deadline.

o The circumstances in which the Fund may suspend or postpone the repurchase offer.

o The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

This notice may be included in a shareholder report or other Fund document and may be sent electronically to those shareholders who have consented to electronic delivery. THE REPURCHASE REQUEST DEADLINE WILL BE STRICTLY OBSERVED. If a shareholder fails to submit a repurchase request in proper form (including a tender of stock in response to a repurchase offer) by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in proper form at any point before the repurchase request deadline.

DETERMINATION OF REPURCHASE PRICE AND PAYMENT FOR SHARES

The repurchase price payable in respect of a tendered share is equal to the share's NAV as determined on the repurchase pricing date, which will be no later than the 14th day (or the next business day if the 14th day is not a business day) following the repurchase request deadline. The repurchase payment deadline will be seven days after the repurchase pricing date. The Fund's NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between the repurchase request deadline and repurchase pricing date. The method by which the Fund calculates NAV is discussed under "DETERMINATION OF NET ASSET VALUE." During the period an offer to repurchase is open, the Fund calculates its NAV daily on the five business days preceding a repurchase request deadline. Shareholders may obtain the current NAV by calling the Administrator at [____].

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-DE MINIMIS estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFERS

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not "interested persons" of the Fund ("Independent Trustees").

The Fund may suspend or postpone a repurchase offer only: (1) if the repurchase would cause the Fund to lose its status as a regulated investment company under the Code; (2) if making or effecting the repurchase offer would cause the shares that are subject to the offer that are quoted in an inter-dealer quotation system of a national securities association to not be quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange ("NYSE") or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of assets owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

OVERSUBSCRIBED REPURCHASE OFFERS

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Board sets for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2.00% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer.

THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO TENDER YOUR SHARES WHEN OR IN THE AMOUNT THAT YOU DESIRE.

CONSEQUENCES OF REPURCHASE OFFERS

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, "liquid assets" means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund's portfolio turnover. The Fund is also permitted to borrow to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund's repurchase offers are described under "RISKS" above. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see "TAX CONSIDERATIONS" below and "TAXES" in the SAI.

                        DETERMINATION OF NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling [____]. The Fund will generally calculate its NAV for the last business day of every week and the last business day of every month as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time) by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The Fund also calculates its NAV in connection with periodic repurchase offers as described above.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on the National Association of Securities Dealers Automated Quotations ("NASDAQ")) at the last quoted sale price on the primary exchange or market (non-U.S. or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities and swaps, such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of non-U.S. securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Fund will value the security using the Fund's Fair Valuation Procedures, as described below.

Securities held by the Fund with remaining maturities of sixty (60) days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for certain securities held by the Fund are provided daily by third-party independent pricing agents. The Adviser reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. The Adviser will regularly monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fund's Fair Valuation Committee (the "Committee") if it receives such notification from the Adviser or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fund's Fair Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of the Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Valuation Procedures established by the Board. The Fund's Fair Valuation Procedures are implemented through the Committee.

Some of the more common reasons that may necessitate that a security be valued using Fair Valuation Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Valuation Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in the Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a non-U.S. market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a "Significant Event"), including substantial fluctuations in domestic or non-U.S. markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on non-U.S. exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem
Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from non-U.S. exchanges or markets may not reflect market value at the time the Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

                  DISTRIBUTIONS AND DISTRIBUTION REINVESTMENT

The Fund distributes its net investment income annually and distributes its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

All distributions will be reinvested in additional shares of the Fund, unless you choose to have distributions of net investment income or net realized capital gains or both paid in cash. If you wish to change your distribution option, write or call the Administrator, One Freedom Valley Drive, Oaks, Pennsylvania 19456, [(___)-(___)-(____)] thirty (30) days in advance of the record date for the distributions. If you elect to receive distributions of net investment income and/or net realized capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current NAV, and to reinvest all subsequent distributions.

When the Fund declares a distribution, the Administrator, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's NAV per share.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See "TAX CONSIDERATIONS" below.

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy;

however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

Additional information about the policy is available from the Administrator at the address and phone number given above.

                               TAX CONSIDERATIONS

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Shareholders whose shares are repurchased by the Fund may realize a capital gain or loss on the repurchase. For federal income tax purposes, a repurchase generally should be treated as a sale or exchange provided that the redemption is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the Fund, or is in partial liquidation of the Fund. If the foregoing tests are not met, there is a risk that the proceeds from a repurchase could be taxable as a dividend to such shareholder. Furthermore, there is a risk that shareholders who do not participate in a repurchase could be treated as receiving a constructive dividend as a result of their proportionate increase in their ownership of the Fund resulting from the repurchase of other shareholders' shares. Shareholders would be notified of this treatment at year end and provided with a 1099-DIV form.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares that are repurchased by the Fund. The Fund will determine cost basis using the average cost method unless the shareholder elects in writing any alternate IRS-approved cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Please see the SAI for more information regarding cost basis reporting.

The Fund intends to elect and to qualify each year to be treated as a regulated investment company ("RIC") under the Code. In order to do so it must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the Fund's SAI. Certain of the Fund's investments generally do not generate qualifying income if made directly by the Fund. The Fund, however, intends to gain exposure to certain non-qualifying investments including commodities investments through their investment in their wholly-owned Subsidiary. The Subsidiary intends to invest directly or indirectly in commodities, interest rates, currencies, bonds and other commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts. There is the possibility that the IRS may issue guidance providing that a RIC's investment in its own subsidiary no longer provides qualifying income to a RIC which would likely cause the Fund to significantly change its investment strategy and could adversely affect the Fund. In addition, for purposes of satisfying the asset diversification test (as described more fully in the SAI) it may be difficult for the Fund to identify the "issuer" of certain Fund investments including any total return swaps used for indirect investment exposure. There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of Fund investments and could disagree with the Fund's valuation of the underlying issuers to a particular derivative. Such an adverse determination could therefore jeopardize the Fund's status as a RIC which would ultimately affect a shareholder's return on its investment in the Fund.

To the extent the Fund invests in non-U.S. securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in non-U.S. countries. If more than 50% of the total assets of the Fund consist of non-U.S. securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                  DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no pre-emptive rights. Currently there is one class of shares in the Fund. The Declaration of Trust provides that the Trustees may create additional classes of shares. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable. The Fund does not intend to hold annual meetings of its shareholders.

SHARES

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of distributions when, as and if declared by the Board. The Fund currently intends to make distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than annually. Unless the registered owner of shares elects to receive cash, all distributions declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. The 1940 Act may limit the payment of distributions to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund (in cash or in kind) among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no preemptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

THE FUND
DESCRIPTION OF PERMITTED INVESTMENTS
INVESTMENT LIMITATIONS
THE ADVISER
PORTFOLIO MANAGEMENT
THE ADMINISTRATOR
THE DISTRIBUTOR
PAYMENTS TO FINANCIAL INTERMEDIARIES
THE TRANSFER AGENT
THE CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
TRUSTEES AND OFFICERS OF THE FUND
PURCHASING SHARES
DETERMINATION OF NET ASSET VALUE
TAXES
FUND TRANSACTIONS
PORTFOLIO HOLDINGS
DESCRIPTION OF SHARES
LIMITATION OF TRUSTEES' LIABILITY
PROXY VOTING
CODES OF ETHICS
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
FINANCIAL STATEMENTS

                             SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
    MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY
             JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


       PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED MAY 14, 2015


                      STATEMENT OF ADDITIONAL INFORMATION
                                  [____], 2015

                     WINTON DIVERSIFIED OPPORTUNITIES FUND

                                 CLASS I SHARES

                              INVESTMENT ADVISER:

                             WINTON CAPITAL US LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Winton Diversified Opportunities Fund (the "Fund"). This SAI is incorporated by reference and should be read in conjunction with the Fund's prospectus dated [____], 2015 (the "Prospectus"). You may obtain the Prospectus and, when available, the Annual Report, without charge by calling the Fund at [____]. Capitalized terms not defined herein are defined in the Prospectus.

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                               TABLE OF CONTENTS

THE FUND                                                                    S-XX
DESCRIPTION OF PERMITTED INVESTMENTS AND RELATED RISKS                      S-XX
INVESTMENT LIMITATIONS                                                      S-XX
THE ADVISER                                                                 S-XX
PORTFOLIO MANAGEMENT                                                        S-XX
THE ADMINISTRATOR                                                           S-XX
THE TRANSFER AGENT                                                          S-XX
THE DISTRIBUTOR                                                             S-XX
PAYMENTS TO FINANCIAL INTERMEDIARIES                                        S-XX
THE CUSTODIAN                                                               S-XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                               S-XX
LEGAL COUNSEL                                                               S-XX
TRUSTEES AND OFFICERS OF THE FUND                                           S-XX
PURCHASING SHARES                                                           S-XX
DETERMINATION OF NET ASSET VALUE                                            S-XX
TAXES                                                                       S-XX
FUND TRANSACTIONS                                                           S-XX
PORTFOLIO HOLDINGS                                                          S-XX
DESCRIPTION OF SHARES                                                       S-XX
LIMITATION OF TRUSTEES' LIABILITY                                           S-XX
PROXY VOTING                                                                S-XX
CODES OF ETHICS                                                             S-XX
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                  S-XX
FINANCIAL STATEMENTS                                                        S-XX
APPENDIX A -- DESCRIPTION OF RATINGS                                        A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                           B-1

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THE FUND


GENERAL. The Fund is a diversified closed-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 2, 2014, as may be amended from time to time (the "Declaration of Trust"). The Fund is a continuously offered (on a monthly basis) fund that is operated as an interval fund. Winton Capital US LLC (the "Adviser") serves as the Fund's investment adviser.


The Fund will initially offer a single class of shares of beneficial interest ("shares") designated as "Class I shares" to investors eligible to invest in the Fund. The Fund may in the future submit to the Securities and Exchange Commission ("SEC") an application for an exemptive order to permit the Fund to offer additional classes of shares. Although there is no assurance that the SEC would grant such an order, any additional class of shares would have certain differing characteristics, particularly in the distribution and/or shareholder servicing fees that that each class may be charged.

Because the Fund will pay the Adviser an incentive fee based on the Fund's performance, each investor must also be a "qualified client" as that term is defined in Rule 205-3(d)(1) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and related guidance provided by the SEC or its Staff.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the shareholder action or meeting. The Fund is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Fund and for the election of trustees of the Fund (each, a "Trustee") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Fund's Board of Trustees (the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund in the aggregate as provided in Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"). In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

Shares represent proportionate interests in the Fund's assets.

DIVERSIFICATION. The Fund is classified as a "diversified" investment company under the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RELATED RISKS

The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the 1940 Act. The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below under the heading "Investment Limitations."

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (together, "Depositary Receipts"), are certificates evidencing ownership of shares of a non-US issuer. Depositary

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Receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary Receipts are alternatives to directly purchasing the underlying non-US securities in their national markets and currencies. However, Depositary Receipts continue to be subject to many of the risks associated with investing directly in non-US securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-US issuer. For other depositary receipts, the depository may be a non-US or a U.S. entity, and the underlying securities may have a non-US or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of non-US issuers.

Investments in the securities of non-US issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. See "Risks of Non-U.S. Securities" below.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate. The Fund purchases equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ALTERNATIVE ENTITY SECURITIES. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities that is either actively managed by its investment adviser or is passively managed and designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U. S. or non-US markets while awaiting an opportunity to purchase securities directly. Similarly, the Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U. S. or non-US markets. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF holds, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U. S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

     The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

     Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U. S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.
The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it

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more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

NON-U.S. SECURITIES. Non-U.S. securities include equity securities of non-US entities, obligations of non-US branches of U.S. banks and of non-U.S. banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and non-U.S. securities.

     o EMERGING MARKETS. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     o INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds by the Fund are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

RISKS OF NON-U.S. SECURITIES -- Non-U.S. securities, non-U.S. currencies, and securities issued by U.S. entities with substantial non-U.S. operations may involve significant risks in addition to the risks inherent in U.S. investments. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of non-U.S. deposits, the possible establishment of exchange controls or taxation at source, greater fluctuations in value due to changes in exchange rates or the adoption of other non-U.S. governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

     o POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of non-U.S.

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          investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in non-U.S. securities:

               o The economies of non-U.S. countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

               o Non-U.S. governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

               o The economies of many non-U.S. countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

               o The internal policies of a particular non-U.S. country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

               o A non-U.S. government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     o INFORMATION AND SUPERVISION -- There is generally less publicly available information about non- U. S. companies than companies based in the United States. For example, there are often no reports and ratings published about non-U. S. companies comparable to the ones written about U. S. companies. Non-U. S. companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U. S. companies. The lack of comparable information makes investment decisions concerning non-U. S. companies more difficult and less reliable than domestic companies. Non-U. S. branches of U. S. banks and non-U. S. banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U. S. banks.

     o STOCK EXCHANGE AND MARKET RISK -- The Fund's Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for non-U. S. securities. Non-U. S. stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Non-U. S. stock markets tend to differ from those in the United States in a number of ways.

          Non-U.S. stock markets:

               o are generally more volatile than, and not as developed or efficient as, those in the United States;

               o    have substantially less volume;

               o trade securities that tend to be less liquid and experience rapid and erratic price movements;

               o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

               o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

               o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Non-U.S. markets may offer less protection to shareholders than U.S. markets because:

               o non-U.S. accounting, auditing, and financial reporting requirements may render a non-U. S. corporate balance sheet more difficult to understand and interpret than one subject to U. S. law and standards;

               o adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

               o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

               o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

               o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

               o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than non-U.S. securities of the same class that are not subject to such restrictions.


     o FOREIGN CURRENCY RISK -- While the Fund denominates its NAV in U. S. dollars, the securities of non-U. S. companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U. S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

               o    It may be expensive to convert foreign currencies into U.
                    S. dollars and vice versa;

               o Complex political and economic factors may significantly affect the values of various currencies, including U. S. dollars, and their exchange rates;

               o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

               o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

               o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

               o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     o TAXES -- Certain non-U. S. governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

     o EMERGING MARKETS -- Investing in emerging markets may magnify the risks of non-U. S. investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

               o    Have relatively unstable governments;

               o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

               o Offer less protection of property rights than more developed countries; and

               o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S.

Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to 270 days.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See "Appendix A -Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

     o CORPORATE BONDS. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

          Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

          Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. If repurchase agreements are utilized by the Fund, the Adviser will implement policies and procedures designed to minimize the risks inherent in such agreements and to monitor compliance with such policies and procedures. These will include matters such as effecting repurchase transactions only (i) with creditworthy financial institutions; (ii) which provide that the underlying collateral at all times will have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code and (iii) which provide that the custodian or its agent must take possession of the underlying collateral and in the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. If reverse repurchase agreements are utilized by the Fund, the Adviser will implement policies and procedures designed to minimize the risks inherent in such agreements and to monitor compliance with such policies and procedures. These procedures will include matters such as the earmarking on the books of the Fund or the placing in a segregated account of cash or liquid securities having a value equal to the repurchase price (including accrued interest).

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and
(iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Fund's Prospectuses, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, the Fund may use instruments and techniques that are not presently contemplated, but which may be subsequently developed, to the extent such use is consistent with the Fund's investment objectives and is legally permissible.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options, as described below, may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only "covered" options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") option gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options under the same circumstances that it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in the foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


EQUITY-LINKED SECURITIES. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks.


SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Fund believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.


o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


o CONTRACTS FOR DIFFERENCES

The Adviser may enter into contracts for differences ("CFDs") on individual equity securities. CFDs are privately negotiated contracts between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, I.E., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honour its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract may be reduced. To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund's financial risk.


RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to correlate with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's Non-U.S. Dollar-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    have to purchase or sell the instrument underlying the contract;

o    not be able to hedge its investments; and/or

o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o the facilities of the exchange may not be adequate to handle current trading volume;

o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Fund is subject to the ability of its Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Fund's use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    actual and anticipated changes in interest rates;

o    fiscal and monetary policies; and

o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and without notice.

INVESTMENT IN SUBSIDIARY. The Fund may seek to gain exposure to certain markets, including commodity, currency, interest rate and equity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity-linked derivative instruments, including swap agreements, other commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest in commodity-linked swap agreements and other commodity-linked derivative instruments. With respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

The Subsidiary is not registered under 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the

Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).


SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3 % of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending their securities, the Fund may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the

Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

RESTRICTED SECURITIES. The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

SHORT SALES. The Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. The Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets. This limitation does not apply to short sales against the box. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD-DELIVERY TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment;

however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund may use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES. The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

1. The Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. The Fund may not concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be "investments in a particular industry."

3. The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted the following fundamental investment policies relating to periodic repurchase offers:

1. The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended or interpreted from time to time. Currently, Rule 23c-3 requires repurchase offer amounts to be not less than 5% and not more than 25% of the common stock outstanding on the repurchase request deadline.

2.   The periodic intervals between repurchase request deadlines will be three
     (3) months.

3. Each repurchase request deadline will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the repurchase offer.

4. Each repurchase pricing date will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

In addition, the investment objective of the Fund is a non-fundamental policy that may be changed by the Board without shareholder approval upon thirty (30) calendar days' prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

BORROWING. The 1940 Act presently allows a fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Under Section 18(a) of the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets less all liabilities and indebtedness of the Fund other than senior securities).

LENDING. The 1940 Act does not prohibit a fund from making loans. The Fund may make loans to corporations or other business entities. The Fund also may acquire securities subject to repurchase agreements.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The Fund will not purchase or sell real estate, except that the Fund may purchase and sell instruments secured by real estate or interests in real estate and securities issued by companies which own or invest in real estate (including REITs). The Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry, with certain exceptions. Securities of the U.S. Government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. In the case of loan participations, both the financial intermediary and the ultimate borrower are considered issuers where the loan participation does not shift to the Fund the direct debtor/creditor relationship with the borrower.

THE ADVISER


GENERAL. Winton Capital US LLC, a Delaware limited liability company located at 375 Park Avenue, New York, New York 10152, is a professional investment management firm registered with the SEC under the Advisers Act. The Adviser is a wholly-owned subsidiary of Winton Capital Group Limited ("WCG"), an English limited liability company located at Grove House, 27 Hammersmith Grove, London W6 0NE, United Kingdom. As of [____], 2015, WCG and its affiliated companies (together "Winton") had approximately $[____] billion in assets under management.

ADVISORY AGREEMENT WITH THE FUND. The Fund and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Fund, the Board or a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Adviser, or by the Adviser on not less than 60 days' written notice to the Fund. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY AND INCENTIVE FEES PAID TO THE ADVISER.

MANAGEMENT FEE. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated and paid monthly, at an annual rate of 1.25% of the average net assets of the Fund.

INCENTIVE FEE. The Fund will pay to the Adviser a performance based incentive fee (the "Incentive Fee"), quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the Investment Profits (as defined below) attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses (as defined below) as of the end of the previous calendar quarter. The Adviser does not need to "earn back" Incentive Fees previously paid to it in order to recognize profits subject to additional Incentive Fees.

The term "Investment Profits" refers to an increase in the NAV of a share attributable to the net realized and unrealized gains arising from the Fund's investment activities during the calendar quarter (after deducting (i) interest earned on and net realized and unrealized gains arising from the Fund's cash balances and fixed income investments held for cash management purposes during the calendar quarter; and (ii) any Management Fee accrued during the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter). The term "Unrecouped Investment Losses" refers to any decrease in the NAV of a share attributable to the net realized and unrealized losses arising from the Fund's investment activities (after deducting (i) net realized and unrealized losses arising from the Fund's cash balances and fixed income investments held for cash management purposes during the calendar quarter; and (ii) any Management Fee accrued during the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter) that have not been offset by subsequent Investment Profits since the formation of the Fund.

PORTFOLIO MANAGEMENT

This section includes information about David Winton Harding and Matthew David Beddall, as the persons who have ultimate responsibility for the Fund's investment system and how it operates and who are, therefore, primarily responsible for the management of the Fund's portfolio, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.


COMPENSATION. Compensation for Messrs. Harding and Beddall includes a fixed salary and (in the case of Mr. Beddall) may include a quarterly bonus (a portion of which may be deferred). The bonuses paid may be tied, in part, to the performance of the Fund or any other fund(s) advised by the Adviser or its affiliates. In addition, a portion of the bonus paid may be based on a variety of factors, including the financial performance of Winton and execution of the individual's responsibilities. Compensation is assessed in accordance with a remuneration policy (designed to support key business strategies without creating incentives for undue risk-taking) and is subject to approval by a remuneration committee chaired by an independent non-executive director of Winton.

FUND SHARES OWNED. The Fund is required to show the dollar amount range of each of Messrs. Harding's and Beddall's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Because the Fund has not commenced operations, as of the date of this SAI, neither of Messrs. Harding and Beddall beneficially own shares of the Fund.


OTHER ACCOUNTS. In addition to the Fund, Messrs. Harding and Beddall are responsible for the day-to-day management of certain other accounts, as listed below ("Other Accounts")*. The information below is provided as of February 27, 2015.

------------------------------------------------------------------------------------------------------
                         REGISTERED                   OTHER POOLED
                    INVESTMENT COMPANIES           INVESTMENT VEHICLES          OTHER ACCOUNTS
               ---------------------------------------------------------------------------------------
                 NUMBER OF    TOTAL ASSETS      NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
NAME             ACCOUNTS     ($ MILLIONS)      ACCOUNTS    ($ MILLIONS)    ACCOUNTS    ($ MILLIONS)
------------------------------------------------------------------------------------------------------
David Winton       2             $38              61          $29,348           8           $832
Harding
------------------------------------------------------------------------------------------------------
Matthew David      2             $38              61          $29,348           8           $832
Beddall
------------------------------------------------------------------------------------------------------

* Includes 64 accounts with assets under management of approximately $30 billion that are subject to performance-based advisory fees.



CONFLICTS OF INTERESTS. A potential conflict of interest may arise as a result of Winton's provision of advisory services to Other Accounts. Other Accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for Winton to favor such funds in the allocation of investment opportunities.

Winton has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflict regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, Winton uses an allocation algorithm designed to allocate all filled orders ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated order may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

Winton and its investment personnel may hold investments in Other Accounts. This may create an incentive for Winton and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the requirement that any material changes to Winton's investment system must be tested, reviewed and approved by the Winton's investment management meeting; (ii) the fact that Winton's investment system is designed to achieve long-term capital appreciation as opposed to short-term profits; and (iii) the fact that most of Winton's investments are made in accordance with the signals produced by its investment system.

Certain broker-dealers that Winton may use to execute Fund transactions are also clients of Winton and/or may refer clients to Winton, which creates potential conflicts of interest. These conflicts are addressed by the fact that Winton adheres to a policy that prohibits Winton from considering any factor other than best execution for its clients when Winton executes client transactions.


THE ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator and fund accountant of the Fund. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other investment companies.

Under an Administration Agreement with the Fund ("Administration Agreement"), the Administrator is responsible for managing the business affairs of the Fund, subject to the supervision of the Board, and receives an administration fee calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month-end. The Administrator's administrative services include the provision of regulatory reporting and all necessary office space, equipment, personnel and facilities and other administrative services necessary to conduct the Fund's business. As fund accountant, the Administrator provides accounting and bookkeeping services for the Fund, including the calculation of the Fund's NAV.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

TRANSFER AGENT

Atlantic Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

GENERAL. The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a distribution agreement ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Fund's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The offering of the Fund's shares is continuous on a monthly basis and the Distributor distributes the Fund's shares on a best efforts and agency basis (not as principal).

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by the holders of a majority of the outstanding shares of the Fund, upon not less than 60 days' written notice by either party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee, bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentations at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE CUSTODIAN


The Bank of New York Mellon Corporation (the "Custodian"), 101 Barclay Street, New York, New York 10286, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____], with its principal business office located at [address], serves as the independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, with its principal business office located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Fund.

TRUSTEES AND OFFICERS OF THE FUND

BOARD RESPONSIBILITIES. The management and affairs of the Fund are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Fund.

The day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Fund's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of the Fund, at which time certain of the Fund's service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Fund's Chief Compliance Officer (the "Chief Compliance Officer"), as well as personnel of the Adviser and other service providers such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments, including, for example, portfolio holdings schedules.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund's Fair Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Fund's independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund's financial reporting and the preparation of the Fund's financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund's investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are five members of the Board, four of whom are not "interested persons" of the Fund, as that term is defined in the 1940 Act ("Independent Trustees"). Mr. Doran, an interested person of the Fund, serves as Chairman of the Board. Mr. Hunt, an Independent Trustee, serves as the lead Independent Trustee. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Fund, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as Chairman, Mr. Doran, among other things: (i) presides over board meetings; (ii) oversees the development of agendas for Board meetings; (iii) facilitates communication between the Trustees and management; and (iv) has such other responsibilities as the Board determines from time to time.

In his role as lead Independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

TRUSTEES AND OFFICERS OF THE FUND. Set forth below are the names, years of birth, position with the Fund, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Fund. There is no stated term of office for the Trustees and officers of the Fund. Unless otherwise noted, the business address of each Trustee or officer is c/o Winton Diversified Opportunities Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund is the only fund in the fund complex.

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
   NAME AND YEAR OF      POSITION WITH          OCCUPATIONS               OTHER DIRECTORSHIPS HELD IN THE
        BIRTH             TRUST              IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran        Chairman of the       Self-Employed               Current Directorships: Trustee of
(Born: 1940)            Board of              Consultant since            The Advisors' Inner Circle Fund,
                        Trustees (1)          2003. Partner at            The Advisors' Inner Circle Fund II,
                        (since 2014)          Morgan, Lewis &             The Advisors' Inner Circle Fund III,
                                              Bockius LLP (law            Bishop Street Funds, SEI Daily
                                              firm) from 1976 to          Income Trust, SEI Institutional
                                              2003. Counsel to the        International Trust, SEI
                                              Trust, SEI                  Institutional Investments Trust,
                                              Investments, SIMC,          SEI Institutional Managed Trust,
                                              the Administrator           SEI Liquid Asset Trust, SEI Asset
                                              and the Distributor.        Allocation Trust, SEI Tax Exempt
                                                                          Trust, Adviser Managed Trust, New
                                                                          Covenant Funds, SEI Insurance
                                                                          Products Trust, The KP Funds,
                                                                          O'Connor EQUUS (closed-end investment
                                                                          company), and Winton Series Trust.
                                                                          Director of SEI Investments (Europe),
                                                                          Limited, SEI Investments--Global Funds
                                                                          Services, Limited, SEI Investments
                                                                          Global, Limited, SEI Investments
                                                                          (Asia), Limited, SEI Global Nominee Ltd.
                                                                          and SEI Investments -- Unit Trust
                                                                          Management (UK) Limited.
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
   NAME AND YEAR OF      POSITION WITH          OCCUPATIONS               OTHER DIRECTORSHIPS HELD IN THE
        BIRTH             TRUST              IN THE PAST 5 YEARS                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Director of the Distributor since
                                                                          2003.

                                                                          Former Directorships: Director of
                                                                          SEI Alpha Strategy Portfolios, LP
                                                                          to 2013.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jon C. Hunt             Trustee               Retired since 2013.         Current Directorships: Trustee of
(Born: 1951)            (since 2014)          Consultant to               City National Rochdale Funds,
                                              Management,                 The Advisors' Inner Circle Fund
                                              Convergent Capital          III, O'Connor EQUUS (closed-
                                              Management, LLC             end investment company) and
                                              ("CCM") from 2012           Winton Series Trust. Member of
                                              to 2013. Managing           Independent Committee of
                                              Director and Chief          Nuveen Commodities Asset
                                              Operating Officer,          Management.
                                              CCM from 1998 to
                                              2012.
------------------------------------------------------------------------------------------------------------------------------------
Terrence O. Jones       Trustee               Retired.                    Current Directorships: Trustee of
(Born: 1963)            (since 2014)                                      Genworth Life Insurance
                                                                          Company of New York, Highland
                                                                          Funds, The Advisors' Inner Circle
                                                                          Fund III, O'Connor EQUUS
                                                                          (closed-end investment company),
                                                                          and Winton Series Trust.
------------------------------------------------------------------------------------------------------------------------------------
Thomas P. Lemke         Trustee               Retired since 2013.         Current Directorships:
(Born: 1954)            (since 2014)          Executive Vice              Independent Director of Victory
                                              President and               Funds. Trustee of AXA Premier
                                              General Counsel,            VIP Trust, The Advisors' Inner
                                              Legg Mason, Inc.            Circle Fund III, O'Connor
                                              from 2005 to 2013.          EQUUS (closed-end investment
                                                                          company), Winton Series Trust
                                                                          and JP Morgan Active ETFs.
------------------------------------------------------------------------------------------------------------------------------------
Randall S. Yanker       Trustee               Co-Founder and              Current Directorships: Trustee of
(Born: 1960)            (since 2014)          Senior Partner,             The Advisors' Inner Circle Fund
                                              Alternative Asset           III, O'Connor EQUUS (closed-
                                              Managers, L.P. since        end investment company) and
                                              2004.                       Winton Series Trust. Independent
                                                                          Non-Executive Director of HFA
                                                                          Holdings Limited.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME AND               POSITION WITH TRUST                   PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
YEAR OF BIRTH
------------------------------------------------------------------------------------------------------------------------------------
Michael                President                             Director of Client Service, SEI Investments
Beattie (Born:         (since 2014)                          Company, since 2004.
1965)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND               POSITION WITH TRUST                   PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
YEAR OF BIRTH
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher          Vice Chairman                         SEI employee 1974 to present; currently
(Born: 1946)           (since 2014)                          performs various services on behalf of SEI
                                                             Investments for which Mr. Nesher is
                                                             compensated. Vice Chairman of The Advisors'
                                                             Inner Circle Fund III, O'Connor EQUUS (closed-end
                                                             investment company) and Winton Series Trust.
                                                             President and Director of SEI
                                                             Structured Credit Fund, LP. President and
                                                             Chief Executive Officer of SEI Alpha Strategy
                                                             Portfolios, LP, June 2007 to September 2013.
                                                             President and Director of SEI Opportunity
                                                             Fund, L.P. to 2010.
------------------------------------------------------------------------------------------------------------------------------------
Rami Abdel-            Treasurer, Controller and Chief       Director, SEI Investments, Fund Accounting
Rahman                 Financial Officer                     since June 2014. Fund Accounting Director,
(Born: 1974)           (since 2014)                          BNY Mellon, from 2006 to 2014. Fund
                                                             Accounting Manager, JPMorgan Chase, from
                                                             1998 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.              Vice President and Secretary          Counsel at SEI Investments since 2010.
Descoteaux             (since 2014)                          Associate at Morgan, Lewis & Bockius LLP
(Born: 1977)                                                 from 2006 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery          Chief Compliance Officer              Chief Compliance Officer of SEI Structured
(Born: 1962)           (since 2014)                          Credit Fund, LP since June 2007. Chief
                                                             Compliance Officer of SEI Alpha Strategy
                                                             Portfolios, LP from June 2007 to September
                                                             2013. Chief Compliance Officer of The
                                                             Advisors' Inner Circle Fund, The Advisors'
                                                             Inner Circle Fund II, The Advisors' Inner
                                                             Circle Fund III, O'Connor EQUUS (closed-end
                                                             investment company), Winton Series Trust,
                                                             Bishop Street Funds, SEI Institutional
                                                             Managed Trust, SEI Asset Allocation Trust,
                                                             SEI Institutional International Trust, SEI
                                                             Institutional Investments Trust, SEI Daily
                                                             Income Trust, SEI Liquid Asset Trust, SEI Tax
                                                             Exempt Trust, Adviser Managed Trust, New
                                                             Covenant Funds, SEI Insurance Products Trust
                                                             and The KP Funds. Chief Compliance Officer
                                                             of SEI Opportunity Fund, L.P. until 2010.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker         Vice President and Assistant          Attorney, SEI Investments Company (2012-
(Born: 1978)           Secretary                             present). Associate Counsel and Compliance
                       (since 2014)                          Officer, The Glenmede Trust Company, N.A.
                                                             (2011-2012). Associate, Drinker Biddle &
                                                             Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
John Y. Kim            Vice President and Assistant          Attorney, SEI Investments Company (2014-
(Born: 1981)           Secretary                             present). Associate, Stradley Ronon Stevens &
                       (since 2014)                          Young, LLP (2009-2014).
------------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Doran is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act by virtue of his positions with the Distributor and its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other investment company boards.

The Fund has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Fund has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Fund has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

The Fund has concluded that Mr. Jones should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions and in the alternative asset management industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other investment company boards.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Fund's independent registered public accounting firm to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Fund as a whole, if any, and management's responses to any such reports; (vi) reviewing the Fund's audited financial statements and considering any significant disputes between the Fund's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Fund's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Fund's internal financial controls; (viii) reviewing, in consultation with the Fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund's financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke, Mr. Yanker and Mr. Jones currently serve as members of the Audit Committee. Mr. Jones serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary.


     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues;
          (ii) conducting a self- assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's office. Mr. Hunt, Mr. Jones, Mr. Lemke and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary.

FAIR VALUATION COMMITTEE. The Board has also established a standing Fair Valuation Committee that is composed of various representatives of the Fund's service providers, as appointed by the Board. The Fair Valuation Committee operates under procedures approved by the Board. The principal responsibility of the Fair Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Valuation Committee's determinations are reviewed by the Board.

FUND SHARES OWNED BY BOARD MEMBERS. As of the date of this SAI, the Fund had not yet commenced operations, so no Trustee beneficially owns any shares of the Fund.

BOARD COMPENSATION. The following table sets forth information covering the anticipated total compensation payable by the Fund during its fiscal year ending October 31, 2015 to the persons who serve as Trustees of the Fund.


--------------------------------------------------------------------------------
                           ESTIMATED AGGREGATE             ESTIMATED TOTAL
                          COMPENSATION FROM THE             COMPENSATION
NAME                              FUND                     FROM THE FUND
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------
William M. Doran                   $0            $0 for service on one (1) board
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Jon C. Hunt                      $1,250          $1,250 for service on one (1) board
--------------------------------------------------------------------------------
Thomas P. Lemke                  $1,250          $1,250 for service on one (1) board
--------------------------------------------------------------------------------
Randall S. Yanker                $1,250          $1,250 for service on one (1) board
--------------------------------------------------------------------------------
Terrence O. Jones                $1,250          $1,250 for service on one (1) board
--------------------------------------------------------------------------------


PURCHASING SHARES


Class I shares are being offered during an initial offering period that is expected to terminate on or about [____], 2015 or such earlier or later date as the Adviser may determine in its discretion. Shares will be offered during the initial offering period at the offering price, which is $20.00 per share.


After the initial offering, shares are expected to be offered on a continuous monthly basis at NAV per share and may be purchased as of 4:00 p.m. Eastern Time on the last business day of any month (the "Closing Time"), provided the New York Stock Exchange ("NYSE") is open for business, or at such other times as the Fund may determine. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. During any continuous offering, shares may be purchased through the Distributor or selected selling agents or sub-distributors that have entered into dealer agreements with the Distributor. Any continuous offering, if commenced, may be discontinued at any time. The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

The Fund requires a minimum initial investment of $10,000 and minimum subsequent investments of $5,000. The Fund may waive these minimum investment requirements for one or more investors in its sole discretion. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in the Prospectus. The Adviser may accept investments in the Fund on such other terms as it authorizes from time to time and may reject applications for shares for any or no reason, in its sole discretion.

Each prospective investor must submit a completed application, including the investor certification, five business days prior, and payment in cleared U.S. funds three business days prior, to the purchase date (currently as of the Closing Time on the last business day of the month).

Class I shares are not listed on any securities exchange. There is no guarantee that a secondary market for Fund shares will develop. Shareholders will not have the right to redeem their shares. In addition, shares are subject to transfer restrictions, including a requirement that shares may be transferred only to persons who meet the Fund's eligibility requirements set forth in the Prospectus. However, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Fund relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

The Fund will generally calculate its NAV for the last business day of every week and the last business day of every month as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time) by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The Fund also calculates its NAV in connection with periodic repurchase offers as described in the Prospectus.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange-traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange-traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Fund's pricing cycle.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their foreign and state and local tax liabilities.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the Fund's qualification as a RIC if it determines such course of action to be beneficial to the Fund's shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Diversification Test"). Although the Fund intends to distribute substantially all of its net investment company taxable income and may distribute its net capital gain for any taxable year, the Fund will be subject to federal income taxation to the extent such income or gains are not distributed.

For purposes of satisfying the Asset Diversification Test described above, it may be difficult for the Fund in all cases to identify the "issuer" of a particular Fund investment including any total return swaps used for indirect investment exposure. There is a risk that the Internal Revenue Service ("IRS") could make an adverse determination with respect to identifying the issuer of Fund investments and could disagree with the Fund's valuation of the underlying issuers to a particular derivative. Such an adverse determination could adversely affect the Fund's ability to meet the Asset Diversification Test described above and could therefore jeopardize the Fund's status as a RIC.

Certain securities in which the Fund may invest may not produce qualifying income for purposes of the Qualifying Income Test (as described above) which must be met for the Fund to maintain its status as a RIC. For example, for purposes of the Qualifying Income Test, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnerships ("QPTPs") (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

In addition, for purposes of the Qualifying Income Test, income derived from certain investments including commodity-based investments does not generally generate qualifying income. The Fund, however, intends to gain exposure to these non-qualifying investments including commodities investments through their investment in their wholly-owned Subsidiary. The Subsidiary intends to invest directly or indirectly in commodities, interest rates, currencies, bonds and other commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts. In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiary, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions from the Subsidiary to the Fund should be treated as "qualifying income." If the IRS issues public guidance which results in an adverse determination relating to the treatment of income and gain to the Fund from the Subsidiary the Fund would likely need to significantly change its investment strategies, which could adversely affect the Fund.

If the Fund fails to satisfy the Qualifying Income or Asset Diversification tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of capital gains over capital losses without regard to holding periods) for the one-year period ending October 31 of that calendar year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

CAPITAL LOSS CARRYOVERS. The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by the Fund indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Realized capital losses may be carried forward indefinitely until used, subject to limitations if the Fund undergoes a change in ownership as defined.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

REPURCHASES OF FUND SHARES. Shareholders whose shares are repurchased by the Fund may realize a capital gain or loss on the repurchase. For federal income tax purposes, a repurchase generally should be treated as a sale or exchange provided that the redemption is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the Fund, or is in partial liquidation of the Fund. If the foregoing tests are not met, there is a risk that the proceeds from a repurchase could be taxable as a dividend to such shareholder. Furthermore, there is a risk that shareholders who do not participate in a repurchase could be treated as receiving a constructive dividend as a result of their proportionate increase in their ownership of the Fund resulting from the repurchase of other shareholders' shares. Shareholders would be notified of this treatment at year end and provided with a 1099-DIV form.

If a repurchase of Fund shares is treated as a sale, the amount of the capital gain or loss and the applicable tax rate will depend generally upon the amount paid for the shares, the amount received from the repurchase, and the length of time that the shares were held by the shareholder. Gain or loss realized upon a repurchase will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less. Any loss arising from the repurchase of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Different rules generally apply to shareholders who do not hold their Fund shares as a capital asset. If a shareholder purchases Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after any Fund shares are repurchased at a loss, all or part of such loss will not be deductible and will instead increase the basis of the new shares.

The Fund will report to you the amount of distributions of ordinary income, qualified dividend income and capital gain, if any, at the time they are paid and will report to you their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


If the Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in its Fund shares and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are repurchased by the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% . The Medicare tax is imposed on the lesser of a taxpayer's (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer's modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund's distributions are includable in a shareholder's investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a repurchase of Fund shares is includable in the shareholder's investment income for purposes of this Medicare tax.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain and could accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

With respect to investments in STRIPS, Treasury Receipts ("TRs"), and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its investment company taxable income to its shareholders, the Fund may have to sell its portfolio securities to generate sufficient cash to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities, and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in certain MLPs which may be treated as QPTPs. Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund's assets. MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The Fund (or its administrative agent) must report to the IRS and furnish to certain Fund shareholders cost basis information for Fund shares that are repurchased by the Fund. In addition to reporting the gross proceeds from the repurchase of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. These cost basis reporting requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. For each repurchase of Fund shares, the Fund will permit shareholders to elect from among several IRS-approved cost basis methods. In the absence of an election, the Fund will use the average cost method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the Fund's default cost basis method) for each repurchase of Fund shares may not be changed after the settlement date of each such repurchase of Fund shares. Fund shareholders should consult their tax advisors to determine which IRS-approved cost basis method is appropriate for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

BACKUP WITHHOLDING. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury, backup withholding on any distributions paid to a shareholder who (1) has failed to provide a correct Social Security number or taxpayer identification number, (2) is subject to backup withholding by the IRS, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

A U.S. withholding tax at a 30% rate will be imposed on dividends paid after July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

FOREIGN TAXES. Dividends, interest and gains received by the Fund may be subject to income, capital gains, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of real estate mortgage investment conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or
(iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.

There may be other federal, state, local or foreign tax considerations applicable to prospective shareholders. Please consult your tax advisor regarding an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

BROKERAGE SELECTION. The Fund does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority, Inc. ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

As of the date of this SAI, Petershill Non-U.S. Master L.P. (the "GS Shareholder"), which is a fund managed by Goldman Sachs Asset Management International, held approximately 9.7 percent of the shares in WCG. The GS Shareholder is not involved in the day-to-day management of WCG but pursuant to a shareholders agreement has the right to approve certain limited matters in respect of WCG.

WCG has granted the GS Shareholder and its related entities and their respective clients an entitlement to make investments in each investment fund or other collective investment scheme that is managed or advised by WCG or any of its affiliates of up to 15 percent (15%) of the assets under management of such fund or scheme. This entitlement applies to the offer of shares in the Fund.


SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. Because the Fund has not commenced operations, as of the date of this SAI, the Fund does not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund and, therefore, the Fund's annual portfolio turnover rate may exceed 100% under normal circumstances. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Fund, Adviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and their affiliates or any recipient of the Fund's portfolio holdings information.

In addition, the Fund's service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers' contracts with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund. The Administrator may disclose portfolio holdings information to rating agencies and similar parties as part of its services to the Fund if such disclosure is made in the best interests of shareholders, as determined by the Trust's president and chief compliance officer. Portfolio holdings information may be disclosed no more frequently than monthly to such parties. Monthly disclosures will not be made sooner than three (3) days after the date of the information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no pre-emptive rights. The Declaration of Trust provides that the Trustees may create additional classes of shares. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES' LIABILITY


The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his or her office and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund or Subsidiary unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.


PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Fund is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling [____] and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Fund, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, directors, officers, and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are generally required to pre clear their personal securities transactions, including private investments and IPOs and must report their holdings for monitoring purposes. Access Persons may engage in personal securities transactions in securities that are held by the Fund, subject to the limitations of the Codes of Ethics. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, the Fund could be deemed to be under the control of its seed investor, who has voting authority with respect to 100% of the value of the outstanding interests of the Fund on such date. The seed investor is an affiliate of the Adviser. It is expected that once the Fund commences operations and its shares are sold to the public that the seed investor's control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders. As of the date of this SAI, the current Trustees and officers of the Fund did not own any shares of the Fund.

Any person who beneficially owns 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

FINANCIAL STATEMENTS

[To be included by amendment.]

                       APPENDIX A- DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

              APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

WINTON CAPITAL MANAGEMENT LIMITED                       [GRAPHIC OMITTED]
PROXY VOTING POLICY                                     Grove House
October 2014                                            27 Hammersmith Grove
                                                        London W6 0NE
                                                        Tel: +44 (0)20 8576 5800
                                                        Fax: +44 (0)20 7610 5301


Winton Capital Group Limited and/or its affiliates ("Winton") has authority to vote proxies on behalf of its clients, including Winton-sponsored funds and third party funds and managed accounts, which have delegated voting authority to Winton.

Winton has engaged Institutional Shareholder Services ("ISS") to provide proxy voting guidelines and to vote proxies for Winton. ISS is an unaffiliated service provider that assists institutional investors in meeting their fiduciary requirements for proxy voting. To that end, the stated goal of ISS is to design its proxy voting guidelines to enhance shareholders' long-term economic interests.

Although Winton will generally rely on the recommendations of ISS, Winton reserves the right to exercise its discretion in voting proxies and may vote proxies in a manner other than that specifically set out by ISS.

Winton does not anticipate any conflicts in its proxy voting practices. In the event that Winton does direct a vote, its Compliance Department will evaluate the recommendation for any potential conflict of interest with Firm clients and maintain documentation related to the voting decision.

In addition, there may be situations where Winton does not vote proxies. For example, Winton may not vote proxies where:

o    The cost of voting a proxy outweighs the benefit of voting the proxy;

o There are legal encumbrances to voting, including blocking restrictions that preclude the ability to dispose of a security if Winton votes a proxy, laws requiring the appointment of a local power of attorney to facilitate voting instructions, laws requiring Winton to obtain additional consents from clients or beneficial owners to vote a proxy, or other cases where Winton is prohibited from voting by applicable legal or market requirements;

o Winton has not been provided sufficient time to process the voting of a proxy;

o Winton has outstanding sell orders on a company's shares, or otherwise intends to sell a company's shares, prior to the company's meeting date; or

o Winton holds shares on a company's record date, but sells those shares prior to the company's meeting date.

Investors may contact Winton to request information about ISS' policy formulation process and a quarterly record of all proxy votes cast on behalf of clients.



                             www.WintonCapital.com
  Winton Capital Management Limited. Authorised and Regulated by The Financial
      Conduct Authority Registered Office: 16 Old Bailey, London EC4M 7EG.
                   Registered in England & Wales No: 3311531

                                      ISS
                                 -------------
                                 AN MSCI BRAND

--------------------------------------------------------------------------------

                 Transparency. Inclusiveness. Global Expertise.

                   2014 U.S. Proxy Voting Summary Guidelines

                                 March 12, 2014

















                    Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com


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                 ISS' 2014 U.S. PROXY VOTING SUMMARY GUIDELINES
                Effective for Meetings on or after Feb. 1, 2014
                            Published Dec. 19, 2013
                             Updated March 12, 2014


TABLE OF CONTENTS

1. ROUTINE/MISCELLANEOUS                                                       7
          Adjourn Meeting                                                      7
          Amend Quorum Requirements                                            7
          Amend Minor Bylaws                                                   7
          Change Company Name                                                  7
          Change Date, Time, or Location of Annual Meeting                     7
          Other Business                                                       7
  AUDIT-RELATED                                                                8
          Auditor Indemnification and Limitation of Liability                  8
          Auditor Ratification                                                 8
          Shareholder Proposals Limiting Non-Audit Services                    8
          Shareholder Proposals on Audit Firm Rotation                         9

2. BOARD OF DIRECTORS:                                                        10
  VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                        10
          1. Accountability                                                   10
          2. Responsiveness                                                   12
          3. Composition                                                      13
          4. Independence                                                     14
          2014 ISS Categorization of Directors                                15
  OTHER BOARD-RELATED PROPOSALS                                               17
          Age/Term Limits                                                     17
          Board Size                                                          17
          Classification/Declassification of the Board                        17
          CEO Succession Planning                                             18
          Cumulative Voting                                                   18
          Director and Officer Indemnification and Liability Protection       18
          Establish/Amend Nominee Qualifications                              19
          Establish Other Board Committee Proposals                           19
          Filling Vacancies/Removal of Directors                              19
          Independent Chair (Separate Chair/CEO)                              19
          Majority of Independent Directors/Establishment of
           Independent Committees 20
          Majority Vote Standard for the Election of Directors                20
          Proxy Access                                                        21
          Require More Nominees than Open Seats                               21
          Shareholder Engagement Policy (Shareholder Advisory Committee) 21 Proxy Contests--Voting for Director Nominees in
           Contested Elections                                                21
          Vote-No Campaigns                                                   22

3. SHAREHOLDER RIGHTS & DEFENSES                                              23
          Advance Notice Requirements for Shareholder
           Proposals/Nominations                                              23


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          Amend Bylaws without Shareholder Consent                            23
          Control Share Acquisition Provisions                                23
          Control Share Cash-Out Provisions                                   23
          Disgorgement Provisions                                             24
          Exclusive Venue                                                     24
          Fair Price Provisions                                               24
          Freeze-Out Provisions                                               24
          Greenmail                                                           25
          Net Operating Loss (NOL) Protective Amendments                      25
          Poison Pills (Shareholder Rights Plans)                             25
          Shareholder Proposals to Put Pill to a Vote and/or Adopt
           a Pill Policy                                                      25
          Management Proposals to Ratify a Poison Pill                        26
          Management Proposals to Ratify a Pill to Preserve Net
           Operating Losses (NOLs)                                            26
          Proxy Voting Disclosure, Confidentiality, and Tabulation            26
          Reimbursing Proxy Solicitation Expenses                             27
          Reincorporation Proposals                                           27
          Shareholder Ability to Act by Written Consent                       27
          Shareholder Ability to Call Special Meetings                        28
          Stakeholder Provisions                                              28
          State Antitakeover Statutes                                         28
          Supermajority Vote Requirements                                     28

4. CAPITAL/RESTRUCTURING                                                      29
   CAPITAL                                                                    29
          Adjustments to Par Value of Common Stock                            29
          Common Stock Authorization                                          29
          Dual Class Structure                                                29
          Issue Stock for Use with Rights Plan                                30
          Preemptive Rights                                                   30
          Preferred Stock Authorization                                       30
          Recapitalization Plans                                              30
          Reverse Stock Splits                                                31
          Share Repurchase Programs                                           31
          Stock Distributions: Splits and Dividends                           31
          Tracking Stock                                                      31
  RESTRUCTURING                                                               31
          Appraisal Rights                                                    31
          Asset Purchases                                                     31
          Asset Sales                                                         32
          Bundled Proposals                                                   32
          Conversion of Securities                                            32
          Corporate Reorganization/Debt Restructuring/Prepackaged
           Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap
           Plans                                                              32
          Formation of Holding Company                                        33
          Going Private and Going Dark Transactions (LBOs
           and Minority Squeeze-outs)                                         33
          Joint Ventures                                                      34
          Liquidations                                                        34
          Mergers and Acquisitions                                            34
          Private Placements/Warrants/Convertible Debentures                  35
          Reorganization/Restructuring Plan (Bankruptcy)                      36
          Special Purpose Acquisition Corporations (SPACs)                    36


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          Spin-offs                                                           37
          Value Maximization Shareholder Proposals                            37

5. COMPENSATION                                                               38
  EXECUTIVE PAY EVALUATION                                                    38
          Advisory Votes on Executive Compensation--Management Proposals
           (Management Say-on-Pay)                                            38
          Pay-for-Performance Evaluation                                      39
          Problematic Pay Practices                                           40
          Compensation Committee Communications and Responsiveness            41
          Frequency of Advisory Vote on Executive Compensation
           ("Say When on Pay")                                                41
          Voting on Golden Parachutes in an Acquisition, Merger,
           Consolidation, or Proposed Sale                                    41
  EQUITY-BASED AND OTHER INCENTIVE PLANS                                      42
          Cost of Equity Plans                                                42
          Repricing Provisions                                                42
          Pay-for-Performance Misalignment--Application to Equity Plans       43
          Three-Year Burn Rate/Burn Rate Commitment                           43
          Burn Rate Table for 2014                                            44
          Liberal Definition of Change in Control                             45
          Problematic Pay Practices                                           45
          Specific Treatment of Certain Award Types in Equity Plan
           Evaluations                                                        45
          Dividend Equivalent Rights                                          45
          Liberal Share Recycling Provisions                                  45
          Operating Partnership (OP) Units in Equity Plan Analysis of
           Real Estate Investment Trusts (REITs)                              45
          Option Overhang Cost                                                46
          Other Compensation Plans                                            46
          401(k) Employee Benefit Plans                                       46
          Employee Stock Ownership Plans (ESOPs)                              46
          Employee Stock Purchase Plans--Qualified Plans                      46
          Employee Stock Purchase Plans--Non-Qualified Plans                  47
          Incentive Bonus Plans and Tax Deductibility Proposals
           (OBRA-Related Compensation Proposals)                              47
          Option Exchange Programs/Repricing Options                          48
          Stock Plans in Lieu of Cash                                         48
          Transfer Stock Option (TSO) Programs                                49
  DIRECTOR COMPENSATION                                                       49
          Equity Plans for Non-Employee Directors                             49
          Non-Employee Director Retirement Plans                              50
  SHAREHOLDER PROPOSALS ON COMPENSATION                                       50
          Advisory Vote on Executive Compensation (Say-on-Pay)                50
          Adopt Anti-Hedging/Pledging/Speculative Investments Policy          50
          Bonus Banking/Bonus Banking "Plus"                                  50
          Compensation Consultants--Disclosure of Board or Company's
           Utilization                                                        50
          Disclosure/Setting Levels or Types of Compensation for
           Executives and Directors                                           51
          Golden Coffins/Executive Death Benefits                             51
          Hold Equity Past Retirement or for a Significant Period
           of Time                                                            51
          Non-Deductible Compensation                                         52
          Pay for Performance                                                 52
          Performance-Based Awards                                            52
          Pay for Superior Performance                                        53
          Pre-Arranged Trading Plans (10b5-1 Plans)                           53
          Prohibit CEOs from Serving on Compensation Committees               54


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          Recoupment of Incentive or Stock Compensation in Specified
           Circumstances                                                      54
          Severance Agreements for Executives/Golden Parachutes               54
          Share Buyback Holding Periods                                       55
          Supplemental Executive Retirement Plans (SERPs)                     55
          Tax Gross-Up Proposals                                              55
          Termination of Employment Prior to Severance Payment/Eliminating
           Accelerated Vesting of Unvested Equity                             55

6. SOCIAL/ENVIRONMENTAL ISSUES                                                56
  ANIMAL WELFARE                                                              56
          Animal Welfare Policies                                             56
          Animal Testing                                                      56
          Animal Slaughter                                                    57
  CONSUMER ISSUES                                                             57
          Genetically Modified Ingredients                                    57
          Reports on Potentially Controversial Business/Financial
           Practices                                                          57
          Pharmaceutical Pricing, Access to Medicines, and Prescription
           Drug Reimportation                                                 57
          Product Safety and Toxic/Hazardous Materials                        58
          Tobacco-Related Proposals                                           58
  CLIMATE CHANGE                                                              59
          Climate Change/Greenhouse Gas (GHG) Emissions                       59
          Energy Efficiency                                                   60
          Renewable Energy                                                    60
  DIVERSITY                                                                   60
          Board Diversity                                                     60
          Equality of Opportunity                                             61
          Gender Identity, Sexual Orientation, and Domestic Partner
           Benefits                                                           61
  ENVIRONMENT AND SUSTAINABILITY                                              61
          Facility and Workplace Safety                                       61
          General Environmental Proposals and Community Impact
           Assessments                                                        62
          Hydraulic Fracturing                                                62
          Operations in Protected Areas                                       62
          Recycling                                                           62
          Sustainability Reporting                                            63
          Water Issues                                                        63
  GENERAL CORPORATE ISSUES                                                    63
          Charitable Contributions                                            63
          Data Security, Privacy, and Internet Issues                         63
          Environmental, Social, and Governance (ESG)
           Compensation-Related Proposals                                     64
  HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS                    64
          Human Rights Proposals                                              64
          Operations in High Risk Markets                                     65
          Outsourcing/Offshoring                                              65
          Weapons and Military Sales                                          65
  POLITICAL ACTIVITIES                                                        65
          Lobbying                                                            65
          Political Contributions                                             66
          Political Ties                                                      66



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7. MUTUAL FUND PROXIES                                                        67
          Election of Directors                                               67
          Converting Closed-end Fund to Open-end Fund                         67
          Proxy Contests                                                      67
          Investment Advisory Agreements                                      67
          Approving New Classes or Series of Shares                           67
          Preferred Stock Proposals                                           68
          1940 Act Policies                                                   68
          Changing a Fundamental Restriction to a Nonfundamental Restriction  68
          Change Fundamental Investment Objective to Nonfundamental           68
          Name Change Proposals                                               68
          Change in Fund's Subclassification                                  69
          Business Development Companies--Authorization to Sell Shares of
           Common Stock at a Price below Net Asset Value                      69
          Disposition of Assets/Termination/Liquidation                       69
          Changes to the Charter Document                                     69
          Changing the Domicile of a Fund                                     70
          Authorizing the Board to Hire and Terminate Subadvisers Without
           Shareholder Approval                                               70
          Distribution Agreements                                             70
          Master-Feeder Structure                                             70
          Mergers                                                             70
  SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS                                      71
          Establish Director Ownership Requirement                            71
          Reimburse Shareholder for Expenses Incurred                         71
          Terminate the Investment Advisor                                    71

8. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES                           72
DISCLOSURE/DISCLAIMER                                                         73



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1. ROUTINE/MISCELLANEOUS

ADJOURN MEETING

Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

ooooo

AMEND QUORUM REQUIREMENTS

Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ooooo

AMEND MINOR BYLAWS

Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

ooooo

CHANGE COMPANY NAME

Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

ooooo

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

ooooo

OTHER BUSINESS

Vote against proposals to approve other business when it appears as voting item.

ooooo



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AUDIT-RELATED

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

o The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;
o The motivation and rationale for establishing the agreements;
o The quality of the company's disclosure; and
o The company's historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

ooooo

AUDITOR RATIFICATION

Vote for proposals to ratify auditors unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to

"Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

ooooo

SHAREHOLDER PROPOSALS LIMITING NON-AUDIT SERVICES

Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

ooooo


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SHAREHOLDER PROPOSALS ON AUDIT FIRM ROTATION

Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

o The tenure of the audit firm;
o The length of rotation specified in the proposal;
o Any significant audit-related issues at the company;
o The number of Audit Committee meetings held each year;
o The number of financial experts serving on the committee; and
o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

ooooo


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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Four fundamental principles apply when determining votes on director nominees:

1. ACCOUNTABILITY: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
2. RESPONSIVENESS: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
3. COMPOSITION: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.
4. INDEPENDENCE: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy.
The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

GENERALLY VOTE FOR DIRECTOR NOMINEES, EXCEPT UNDER THE FOLLOWING CIRCUMSTANCES:


1. ACCOUNTABILITY

Vote against (1) or withhold from the entire board of directors (except new nominees (2), who should be considered case-by-case) for the following:

PROBLEMATIC TAKEOVER DEFENSES

CLASSIFIED BOARD STRUCTURE:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

DIRECTOR PERFORMANCE EVALUATION:

 (1) In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

 (2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.



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1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
o A classified board structure;
o A supermajority vote requirement;
o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
o The inability of shareholders to call special meetings;
o The inability of shareholders to act by written consent;
o A dual-class capital structure; and/or
o A non--shareholder-approved poison pill.

POISON PILLS:

1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;
1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.
Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:
o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
o The issuer's rationale;
o The issuer's governance structure and practices; and
o The issuer's track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote against or withhold from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under "AUDITOR RATIFICATION");
1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or
1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.



ISS' 2014 U.S. PROXY VOTING SUMMARY GUIDELINES                            - 11 -

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PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);
1.12. The company maintains significant PROBLEMATIC PAY PRACTICES;
1.13. The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders;
1.14. The company fails to submit one-time TRANSFERS OF STOCK OPTIONS to a shareholder vote; or
1.15. The company fails to fulfill the terms of a BURN RATE COMMITMENT made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

o The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.16. Material failures of governance, stewardship, risk oversight (3), or fiduciary responsibilities at the company;
1.17. Failure to replace management as appropriate; or
1.18. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

o Disclosed outreach efforts by the board to shareholders in the wake of the vote;
o Rationale provided in the proxy statement for the level of implementation;
o The subject matter of the proposal;
o The level of support for and opposition to the resolution in past meetings;

o Actions taken by the board in response to the majority vote and its engagement with shareholders;

 (3) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.



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o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or
management proposals); and
o Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;
2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
o The company's ownership structure and vote results;
o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
o The previous year's support level on the company's say-on-pay proposal.

3. COMPOSITION

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case (4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing.
Acceptable reasons for director absences are generally limited to the following:

o Medical issues/illness;
o Family emergencies; and
o Missing only one meeting (when the total of all meetings is three or fewer).


3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

OVERBOARDED DIRECTORS:

Vote against or withhold from individual directors who:

3.3. Sit on more than six public company boards; or
3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards (5).

 (4) For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
 (5) Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.



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4. INDEPENDENCE

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the CATEGORIZATION OF DIRECTORS) when:

4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4. Independent directors make up less than a majority of the directors.

ooooo

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2014 ISS CATEGORIZATION OF DIRECTORS

1. INSIDE DIRECTOR (I)
1.1. Current employee or current officer (I) of the company or one of its affiliates (II).
1.2. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3. Director named in the Summary Compensation Table (excluding former interim officers).

2. AFFILIATED OUTSIDE DIRECTOR (AO)

BOARD ATTESTATION
2.1. Board attestation that an outside director is not independent.

FORMER CEO/INTERIM OFFICER
2.2. Former CEO of the company (III,IV).
2.3. Former CEO of an acquired company within the past five years (IV).
2.4. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer's employment agreement will be made
(V).

NON-CEO EXECUTIVES
2.5. Former officer (I) of the company, an affiliate (II) or an acquired firm within the past five years.
2.6. Officer (I) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7. Officer (I), former officer, or general or limited partner of a joint venture or partnership with the company.

FAMILY MEMBERS
2.8. Immediate family member (VI) of a current or former officer (I) of the company or its affiliates (II) within the last five years.
2.9. Immediate family member (VI) of a current employee of company or its affiliates (II) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-
Section 16 officer in a key strategic role).

TRANSACTIONAL, PROFESSIONAL, FINANCIAL, AND CHARITABLE RELATIONSHIPS
2.10. Currently provides (or an immediate family member (VI) provides) professional services (VII) to the company, to an affiliate (II) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.11. Is (or an immediate family member (VI) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services (VII) to the company, to an affiliate (II) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.12. Has (or an immediate family member (VI) has) any material transactional relationship (VIII) with the company or its affiliates (II) (excluding investments in the company through a private placement).
2.13. Is (or an immediate family member (VI) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship (VIII) with the company or its affiliates (II) (excluding investments in the company through a private placement).
2.14. Is (or an immediate family member (VI) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments (VIII) from the company or its affiliates (II).

OTHER RELATIONSHIPS
2.15. Party to a voting agreement (IX) to vote in line with management on proposals being brought to shareholder vote.
2.16. Has (or an immediate family member (VI) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee (X).
2.17. Founder (XI) of the company but not currently an employee.
2.18. Any material (XII) relationship with the company.

3. INDEPENDENT OUTSIDE DIRECTOR (IO)
3.1. No material (XII) connection to the company other than a board seat.

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FOOTNOTES:

 (I) The definition of officer will generally follow that of a "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18 : "Any material relationship with the company." However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.


II
 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

 (III) Includes any former CEO of the company prior to the company's initial public offering (IPO).

 (IV) When there is a former CEO of a special purpose acquisition company
(SPAC) serving on the board of an acquired company,

ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

V
 ISS will look at the terms of the interim officer's employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

VI
  "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

 (VII) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

 (VIII) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a

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company which follows neither of the preceding standards, ISS will apply the
NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

 (IX) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

X
 Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

 (XI) The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

 (XII) For purposes of ISS's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

ooooo

OTHER BOARD-RELATED PROPOSALS

AGE/TERM LIMITS

Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

ooooo

BOARD SIZE

Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

ooooo

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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oooooo

CEO SUCCESSION PLANNING

Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

o The reasonableness/scope of the request; and
o The company's existing disclosure on its current CEO succession planning process.

ooooo

CUMULATIVE VOTING

Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:


o The company has proxy access, thereby allowing shareholders to nominate directors to the company's ballot; and
o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

oooooo

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

o Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
o Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
o Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (I.E., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
o If only the director's legal expenses would be covered.

oooooo

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ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

o The company's board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
o The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
o The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
o The scope and structure of the proposal.

ooooo

ESTABLISH OTHER BOARD COMMITTEE PROPOSALS

Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
o Level of disclosure regarding the issue for which board oversight is sought;

o Company performance related to the issue for which board oversight is sought;
o Board committee structure compared to that of other companies in its industry sector; and
o The scope and structure of the proposal.

ooooo

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders' ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

ooooo

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing governance structure:

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o Designated lead director, elected by and from the independent board members with clearly delineated and
comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
o serves as liaison between the chairman and the independent directors;
o approves information sent to the board;
o approves meeting agendas for the board;
o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
o has the authority to call meetings of the independent directors;
o if requested by major shareholders, ensures that he or she is available for consultation and direct communication;
o Two-thirds independent board;
o Fully independent key committees;
o Established governance guidelines;
o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
o Egregious compensation practices;
o Multiple related-party transactions or other issues putting director independence at risk;
o Corporate or management scandals;
o Excessive problematic corporate governance provisions; or
o Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

ooooo

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF INDEPENDENT COMMITTEES

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See CATEGORIZATION OF DIRECTORS.)


Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

oooooo

MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

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Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

oooooo

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

o Company-specific factors; and
o Proposal-specific factors, including:
o The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o The maximum proportion of directors that shareholders may nominate each year; and
o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

ooooo

REQUIRE MORE NOMINEES THAN OPEN SEATS

Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

ooooo

SHAREHOLDER ENGAGEMENT POLICY (SHAREHOLDER ADVISORY COMMITTEE)

Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
o Effectively disclosed information with respect to this structure to its shareholders;
o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
o The company has an independent chairman or a lead director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

ooooo

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote case-by-case on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;

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o Management's track record;
o Background to the proxy contest;
o Nominee qualifications and any compensatory arrangements;
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

ooooo

VOTE-NO CAMPAIGNS

In cases where companies are targeted in connection with public "vote-no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

ooooo

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3. SHAREHOLDER RIGHTS & DEFENSES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

ooooo

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

ooooo

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

ooooo

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold

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level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote for proposals to opt out of control share cash-out statutes.

ooooo

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote for proposals to opt out of state disgorgement provisions.

o

ooooo

EXCLUSIVE VENUE

Vote case-by-case on exclusive venue proposals, taking into account:

o Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement; and
o Whether the company has the following good governance features:
o An annually elected board;
o A majority vote standard in uncontested director elections; and
o The absence of a poison pill, unless the pill was approved by shareholders.

ooooo

FAIR PRICE PROVISIONS

Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

ooooo

FREEZE-OUT PROVISIONS

Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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ooooo

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

ooooo

NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
o The value of the NOLs;
o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o Any other factors that may be applicable.

ooooo

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

SHAREHOLDER PROPOSALS TO PUT PILL TO A VOTE AND/OR ADOPT A PILL POLICY

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o Shareholders have approved the adoption of the plan; or
o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (I.E., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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ooooo

MANAGEMENT PROPOSALS TO RATIFY A POISON PILL

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o No lower than a 20% trigger, flip-in or flip-over;
o A term of no more than three years;
o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

ooooo

MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
o The value of the NOLs;
o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o Any other factors that may be applicable.

ooooo

PROXY VOTING DISCLOSURE, CONFIDENTIALITY, AND TABULATION

Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

o The scope and structure of the proposal;
o The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
o The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

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o Whether the company's disclosure regarding its vote counting method and other relevant voting policies with
respect to management and shareholder proposals are consistent and clear;
o Any recent controversies or concerns related to the company's proxy voting mechanics;
o Any unintended consequences resulting from implementation of the proposal;
and
o Any other factors that may be relevant.

ooooo

REIMBURSING PROXY SOLICITATION EXPENSES

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

o The election of fewer than 50% of the directors to be elected is contested in the election;
o One or more of the dissident's candidates is elected;
o Shareholders are not permitted to cumulate their votes for directors; and
o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

ooooo

REINCORPORATION PROPOSALS

Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

o Reasons for reincorporation;
o Comparison of company's governance practices and provisions prior to and following the reincorporation; and
o Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

ooooo

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

o Shareholders' current right to act by written consent;
o The consent threshold;
o The inclusion of exclusionary or prohibitive language;
o Investor ownership structure; and
o Shareholder support of, and management's response to, previous shareholder proposals.

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Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

o An unfettered (6) right for shareholders to call special meetings at a 10 percent threshold;
o A majority vote standard in uncontested director elections;
o No non-shareholder-approved pill; and
o An annually elected board.

ooooo

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

o Shareholders' current right to call special meetings;
o Minimum ownership threshold necessary to call special meetings (10% preferred);
o The inclusion of exclusionary or prohibitive language;
o Investor ownership structure; and
o Shareholder support of, and management's response to, previous shareholder proposals.

ooooo

STAKEHOLDER PROVISIONS

Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

ooooo

STATE ANTITAKEOVER STATUTES

Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

ooooo

SUPERMAJORITY VOTE REQUIREMENTS

Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

o Ownership structure;
o Quorum requirements; and
o Vote requirements.

ooooo

 (6) "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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4. CAPITAL/RESTRUCTURING

CAPITAL

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote for management proposals to eliminate par value.

ooooo

COMMON STOCK AUTHORIZATION

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

o Past Board Performance:
o The company's use of authorized shares during the last three years

o The Current Request:
o Disclosure in the proxy statement of the specific purposes of the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
and
o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ooooo

DUAL CLASS STRUCTURE

Generally vote against proposals to create a new class of common stock unless:

o The company discloses a compelling rationale for the dual-class capital structure, such as:
o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o The new class of shares will be transitory;
o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

ooooo

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ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

ooooo

PREEMPTIVE RIGHTS

Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

o The size of the company;
o The shareholder base; and
o The liquidity of the stock.

ooooo

PREFERRED STOCK AUTHORIZATION

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

o Past Board Performance:
o The company's use of authorized preferred shares during the last three years;


o The Current Request:
o Disclosure in the proxy statement of the specific purposes for the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

ooooo

RECAPITALIZATION PLANS

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

o More simplified capital structure;
o Enhanced liquidity;
o Fairness of conversion terms;
o Impact on voting power and dividends;
o Reasons for the reclassification;
o Conflicts of interest; and
o Other alternatives considered.

ooooo

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REVERSE STOCK SPLITS

 Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

o A stock exchange has provided notice to the company of a potential delisting; or
o The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

ooooo

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

ooooo

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

ooooo

TRACKING STOCK

Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

o Adverse governance changes;
o Excessive increases in authorized capital stock;
o Unfair method of distribution;
o Diminution of voting rights;
o Adverse conversion features;
o Negative impact on stock option plans; and
o Alternatives such as spin-off.

oooooo

RESTRUCTURING

APPRAISAL RIGHTS

Vote for proposals to restore or provide shareholders with rights of appraisal.

ooooo

ASSET PURCHASES

Vote case-by-case on asset purchase proposals, considering the following factors:

o Purchase price;
o Fairness opinion;

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o Financial and strategic benefits;
o How the deal was negotiated;
o Conflicts of interest;
o Other alternatives for the business;
o Non-completion risk.

ooooo

ASSET SALES

Vote case-by-case on asset sales, considering the following factors:

o Impact on the balance sheet/working capital;
o Potential elimination of diseconomies;
o Anticipated financial and operating benefits;
o Anticipated use of funds;
o Value received for the asset;
o Fairness opinion;
o How the deal was negotiated;
o Conflicts of interest.

ooooo

BUNDLED PROPOSALS

Vote case-by-case on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

ooooo

CONVERSION OF SECURITIES

Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

ooooo

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

o Dilution to existing shareholders' positions;
o Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
o Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
o Management's efforts to pursue other alternatives;

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o Control issues - change in management; change in control, guaranteed board and committee seats; standstill
provisions; voting agreements; veto power over certain corporate actions; and
o Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

ooooo

FORMATION OF HOLDING COMPANY

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

o The reasons for the change;
o Any financial or tax benefits;
o Regulatory benefits;
o Increases in capital structure; and
o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital"); or
o Adverse changes in shareholder rights.

ooooo

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS)

Vote case-by-case on going private transactions, taking into account the following:

o Offer price/premium;
o Fairness opinion;
o How the deal was negotiated;
o Conflicts of interest;
o Other alternatives/offers considered; and
o Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
o Are all shareholders able to participate in the transaction?
o Will there be a liquid market for remaining shareholders following the transaction?
o Does the company have strong corporate governance?
o Will insiders reap the gains of control following the proposed transaction?
o Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

ooooo

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JOINT VENTURES

Vote case-by-case on proposals to form joint ventures, taking into account the following:

o Percentage of assets/business contributed;
o Percentage ownership;
o Financial and strategic benefits;
o Governance structure;
o Conflicts of interest;
o Other alternatives; and
o Non-completion risk.

ooooo

LIQUIDATIONS

Vote case-by-case on liquidations, taking into account the following:

o Management's efforts to pursue other alternatives;
o Appraisal value of assets; and
o The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

ooooo

MERGERS AND ACQUISITIONS

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (E.G., full auction, partial auction, no auction) can also affect shareholder value.
o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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ooooo

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

o Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
o Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
o The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

o When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

o Financial issues:
o The company's financial condition;
o Degree of need for capital;
o Use of proceeds;
o Effect of the financing on the company's cost of capital;
o Current and proposed cash burn rate;
o Going concern viability and the state of the capital and credit markets.

o Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
o Control issues:
o Change in management;
o Change in control;
o Guaranteed board and committee seats;
o Standstill provisions;
o Voting agreements;
o Veto power over certain corporate actions; and
o Minority versus majority ownership and corresponding minority discount or majority control premium

o Conflicts of interest:
o Conflicts of interest should be viewed from the perspective of the company and the investor.
o Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
o Market reaction:
o The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

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Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

ooooo

REORGANIZATION/RESTRUCTURING PLAN (BANKRUPTCY)

Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

o Estimated value and financial prospects of the reorganized company;
o Percentage ownership of current shareholders in the reorganized company;
o Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
o The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
o Existence of a superior alternative to the plan of reorganization; and
o Governance of the reorganized company.

o

ooooo

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

o Valuation--Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
o Market reaction--How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
o Deal timing--A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
o Negotiations and process--What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
o Conflicts of interest--How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
o Voting agreements--Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
o Governance--What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

ooooo

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SPIN-OFFS

Vote case-by-case on spin-offs, considering:

o Tax and regulatory advantages; o Planned use of the sale proceeds;o Valuation of spinoff; o Fairness opinion; o Benefits to the parent company;
o Conflicts of interest; o Managerial incentives; o Corporate governance changes; o Changes in the capital structure.

ooooo

VALUE MAXIMIZATION SHAREHOLDER PROPOSALS

Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

o Hiring a financial advisor to explore strategic alternatives;
o Selling the company; or
o Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

o Prolonged poor performance with no turnaround in sight;
o Signs of entrenched board and management (such as the adoption of takeover defenses);
o Strategic plan in place for improving value;
o Likelihood of receiving reasonable value in a sale or dissolution; and
o The company actively exploring its strategic options, including retaining a financial advisor.

ooooo

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5. COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (E.G., including access to independent expertise and advice when needed);
4. Provide shareholders with clear, comprehensive compensation disclosures:
This principle underscores the
importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay--MSOP) if:

o There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);
o The company maintains significant PROBLEMATIC PAY PRACTICES;
o The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
o The situation is egregious.

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Vote against an equity plan on the ballot if:

o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o Magnitude of pay misalignment;
o Contribution of non-performance-based equity grants to overall pay; and
o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer
(NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY-FOR-PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group (7) Alignment:

o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
o The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment -- the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years -- i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

o The ratio of performance- to time-based equity awards;
o The overall ratio of performance-based compensation;
o The completeness of disclosure and rigor of performance goals;
o The company's peer group benchmarking practices;
o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
o Realizable pay (8) compared to grant pay; and
o Any other factors deemed relevant.

 (7) The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.
 (8) ISS research reports will include realizable pay for S&P1500 companies.

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PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

o Problematic practices related to non-performance-based compensation elements;
o Incentives that may motivate excessive risk-taking; and
o Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION
ELEMENTS

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
o New or extended agreements that provide for:
o CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or
"modified single" triggers);
o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

o Multi-year guaranteed bonuses;
o A single or common performance metric used for short- and long-term plans;
o Lucrative severance packages;
o High pay opportunities relative to industry peers;
o Disproportionate supplemental pensions; or
o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
o Duration of options backdating;
o Size of restatement due to options backdating;
o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

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o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for
equity grants in the future.

COMPENSATION COMMITTEE COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

o Failure to respond to majority-supported shareholder proposals on executive pay topics; or
o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
* Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
* Specific actions taken to address the issues that contributed to the low level of support;
* Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

oooooo

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

oooooo

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

o Single- or modified-single-trigger cash severance;
o Single-trigger acceleration of unvested equity awards;
o Excessive cash severance (>3x base salary and bonus);
o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

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o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden
parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

oooooo

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

o The total COST of the company's equity plans is unreasonable;
o The plan expressly permits REPRICING;
o A PAY-FOR-PERFORMANCE MISALIGNMENT is found;
o The company's three year BURN RATE exceeds the BURN RATE CAP of its industry group;
o The plan has a LIBERAL CHANGE-OF-CONTROL DEFINITION; or
o The plan is a vehicle for PROBLEMATIC PAY PRACTICES.

Each of these factors is described below:

COST OF EQUITY PLANS

Generally, vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see DIRECTOR COMPENSATION section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors.

SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

o Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

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o Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the
exercise price of the original options or SARs.

Also, vote against OR withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

oooooo

PAY-FOR-PERFORMANCE MISALIGNMENT--APPLICATION TO EQUITY PLANS

If a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

o Magnitude of pay misalignment;
o Contribution of non--performance-based equity grants to overall pay; and
o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote against equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (o) plus one standard deviation (o) of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year's burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote against or withhold from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

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BURN RATE TABLE FOR 2014

                                        RUSSELL 3000                  NON-RUSSELL 3000
----------- --------------------------- ============== ==========     ================ ==========
                                              STANDARD 2014 BURN             STANDARD  2014 BURN
    GICS                DESCRIPTION     MEAN  DEVIATION RATE CAP*     MEAN   DEVIATION RATE CAP*
----------- --------------------------- ----- -------------------     ------ --------------------
   1010     Energy                      2.14%   2.16%       4.30%      2.66%   3.60%        7.46%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   1510     Materials                   1.55%   1.30%       2.85%      3.20%   4.65%        7.85%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2010     Capital Goods               1.81%   1.39%       3.20%      3.28%   4.88%        8.16%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Commercial & Professional
   2020     Services                    2.55%   1.82%       4.37%      3.68%   3.65%        7.33%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2030     Transportation              1.53%   1.80%       3.33%      1.71%   1.98%        3.69%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2510     Automobiles & Components    1.78%   2.03%       3.81%      2.74%   3.21%        5.95%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2520     Consumer Durables & Apparel 2.48%   1.80%       4.28%      3.37%   4.24%        7.61%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2530     Consumer Services           2.55%   1.61%       4.16%      2.16%   2.12%        4.28%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2540     Media                       2.45%   1.98%       4.43%      3.23%   2.24%        5.47%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2550     Retailing                   2.41%   1.75%       4.16%      3.39%   3.21%        6.60%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
3010, 3020, Consumer Staples            1.59%   1.18%                  2.13%   2.32%
   3030                                                     2.77%                           4.45%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Health Care Equipment &
   3510     Services                    3.00%   1.82%       4.82%      4.81%   4.27%        9.08%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Pharmaceuticals &
   3520     Biotechnology               3.65%   2.26%       5.91%      4.87%   4.11%        8.98%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4010     Banks                       1.48%   1.65%       3.13%      1.12%   1.67%        2.79%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4020     Diversified Financials      3.65%   5.09%       8.74%      2.74%   4.43%        7.56%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4030     Insurance                   1.75%   1.55%       3.30%      1.05%   1.53%        2.58%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4040     Real Estate                 1.36%   1.50%       2.86%      1.12%   1.56%        2.68%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4510     Software & Services         4.56%   2.69%       7.25%      5.26%   3.88%        9.14%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Technology Hardware &
   4520     Equipment                   3.50%   1.99%       5.49%      3.96%   4.95%        8.91%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4530     Semiconductor Equipment     4.34%   2.38%                  4.67%   5.08%
                                                            6.72%                           9.75%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   5010     Telecommunication Services  2.59%   1.63%       4.22%      3.57%   3.97%        7.54%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   5510     Utilities                   0.82%   0.47%       2.00% *    1.76%   1.90%        3.66%
----------- --------------------------- ----- -------- ----------     ------


THE CAP IS GENERALLY THE MEAN + STANDARD DEVIATION, SUBJECT TO MINIMUM CAP OF 2% (DE MINIMUS ALLOWANCE) AND MAXIMUM +/- 2 PERCENTAGE POINTS RELATIVE TO PRIOR YEAR BURN RATE CAP FOR SAME INDUSTRY/INDEX GROUP.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

STOCK PRICE VOLATILITY
54.6% and higher

36.1% or higher and less than 54.6%

24.9% or higher and less than 36.1%

16.5% or higher and less than 24.9%

7.9% or higher and less than 16.5%

Less than 7.9%

MULTIPLIER
1 full-value award will count as 1.5 option shares

1 full-value award will count as 2.0 option shares

1 full-value award will count as 2.5 option shares

1 full-value award will count as 3.0 option shares

1 full-value award will count as 3.5 option shares

1 full-value award will count as 4.0 option shares




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ooooo

LIBERAL DEFINITION OF CHANGE IN CONTROL

Generally vote against equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

PROBLEMATIC PAY PRACTICES

If the equity plan on the ballot is a vehicle for PROBLEMATIC PAY PRACTICES, vote against the plan.

ooooo

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

ooooo

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

ooooo

OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

ooooo

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OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider case-by-case a carve-out of a portion of cost attributable to overhang, considering the following criteria:

o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.
o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
o The general vesting provisions of option grants; and
o The distribution of outstanding option grants with respect to the named executive officers;
o DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and
o COMPENSATION PRACTICES: An evaluation of overall practices could include:
(1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

ooooo

OTHER COMPENSATION PLANS

401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

ooooo

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

ooooo

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value;
o Offering period is 27 months or less; and

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o The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

o Purchase price is less than 85 percent of fair market value; or
o Offering period is greater than 27 months; or
o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

ooooo

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (I.E., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

ooooo

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

o Is only to include administrative features;
o Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
o Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
o Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

o The compensation committee does not fully consist of independent outsiders, per ISS' DIRECTOR CLASSIFICATION; or
o  The plan contains excessive problematic provisions.

Vote case-by-case on such proposals if:

o In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (E.G., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company's allowable cap; or
o A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as

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pay-for-performance or problematic pay practices as related to Management
Say-on-Pay may be considered if appropriate.

ooooo

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
o Rationale for the re-pricing--was the stock price decline beyond management's control?
o Is this a value-for-value exchange?
o Are surrendered stock options added back to the plan reserve?
o Option vesting--does the new option vest immediately or is there a black-out period?
o Term of the option--the term should remain the same as that of the replaced option;
o Exercise price--should be set at fair market or a premium to market;
o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.


ooooo

STOCK PLANS IN LIEU OF CASH

Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

ooooo

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TRANSFER STOCK OPTION (TSO) PROGRAMS

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.


Vote case-by-case on one-time transfers. Vote for if:

o Executive officers and non-employee directors are excluded from participating;
o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

o Eligibility;
o Vesting;
o Bid-price;
o Term of options;
o Cost of the program and impact of the TSOs on company's total option expense
o Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

ooooo

DIRECTOR COMPENSATION

EQUITY PLANS FOR NON-EMPLOYEE DIRECTORS

Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
o Vesting schedule or mandatory holding/deferral period:
o A minimum vesting of three years for stock options or restricted stock; or
o Deferred stock payable at the end of a three-year deferral period.
o Mix between cash and equity:
o A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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o If the mix is heavier on the equity component, the vesting schedule or deferral period should be more
stringent, with the lesser of five years or the term of directorship.

o No retirement/benefits and perquisites provided to non-employee directors;
and
o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

ooooo

NON-EMPLOYEE DIRECTOR RETIREMENT PLANS

Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

ooooo

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

ooooo

ADOPT ANTI-HEDGING/PLEDGING/SPECULATIVE INVESTMENTS POLICY

Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered.

ooooo

BONUS BANKING/BONUS BANKING "PLUS"

Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

o The company's past practices regarding equity and cash compensation;
o Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
o Whether the company has a rigorous claw-back policy in place.

ooooo

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s), and fees paid.

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ooooo

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS


Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

ooooo

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

ooooo

HOLD EQUITY PAST RETIREMENT OR FOR A SIGNIFICANT PERIOD OF TIME

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

o while employed and/or for two years following the termination of their employment ; or
o for a substantial period following the lapse of all other vesting requirements for the award ("lock-up period"), with ratable release of a portion of the shares annually during the lock-up period.


The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
o Rigorous stock ownership guidelines;
o A holding period requirement coupled with a significant long-term ownership requirement; or
o A meaningful retention ratio;
o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;
o Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

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o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
o Rigorous stock ownership guidelines, or
o A holding period requirement coupled with a significant long-term ownership requirement, or
o A meaningful retention ratio,
o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

ooooo

NON-DEDUCTIBLE COMPENSATION

Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

ooooo

PAY FOR PERFORMANCE

PERFORMANCE-BASED AWARDS

Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

o First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do

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not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

PAY FOR SUPERIOR PERFORMANCE

Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

o Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;
o Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
o Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
o Establish performance targets for each plan financial metric relative to the performance of the company's peer companies;
o Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

o What aspects of the company's annual and long-term equity incentive programs are performance driven?
o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
o Can shareholders assess the correlation between pay and performance based on the current disclosure?
o What type of industry and stage of business cycle does the company belong to?

ooooo

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

o An executive may not trade in company stock outside the 10b5-1 Plan.
o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

ooooo

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PROHIBIT CEOS FROM SERVING ON COMPENSATION COMMITTEES

Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

ooooo

RECOUPMENT OF INCENTIVE OR STOCK COMPENSATION IN SPECIFIED CIRCUMSTANCES

Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

o If the company has adopted a formal recoupment policy;
o The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
o Whether the company has chronic restatement history or material financial problems;
o Whether the company's policy substantially addresses the concerns raised by the proponent;
o Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
o Any other relevant factors.

ooooo

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

o The triggering mechanism should be beyond the control of management;
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
o Change-in-control payments should be double-triggered, I.E., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

ooooo

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SHARE BUYBACK HOLDING PERIODS

Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

ooooo

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

ooooo

TAX GROSS-UP PROPOSALS

Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

ooooo

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT/ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

o The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

 Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

oooooo

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ooooo

ANIMAL WELFARE

ANIMAL WELFARE POLICIES

Generally vote for proposals seeking a report on a company's animal welfare standards, unless:

o The company has already published a set of animal welfare standards and monitors compliance;
o The company's standards are comparable to industry peers; and
o There are no recent, significant fines or litigation related to the company's treatment of animals.

ooooo

ANIMAL TESTING

Generally vote against proposals to phase out the use of animals in product testing, unless:

o The company is conducting animal testing programs that are unnecessary or not required by regulation;
o The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or
o There are recent, significant fines or litigation related to the company's treatment of animals.

ooooo

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ANIMAL SLAUGHTER

Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

ooooo

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

o The potential impact of such labeling on the company's business;
o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
o Company's current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such decisions are more appropriately made by management with consideration of current regulations.

ooooo

REPORTS ON POTENTIALLY CONTROVERSIAL BUSINESS/FINANCIAL PRACTICES

Vote case-by-case on requests for reports on a company's potentially controversial business or financial practices or products, taking into account:


o Whether the company has adequately disclosed mechanisms in place to prevent abuses;
o Whether the company has adequately disclosed the financial risks of the products/practices in question;
o Whether the company has been subject to violations of related laws or serious controversies; and
o Peer companies' policies/practices in this area.

ooooo

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRESCRIPTION DRUG
REIMPORTATION

Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

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Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

o The nature of the company's business and the potential for reputational and market risk exposure;
o Existing disclosure of relevant policies;
o Deviation from established industry norms;
o Relevant company initiatives to provide research and/or products to disadvantaged consumers;
o Whether the proposal focuses on specific products or geographic regions; and

o The potential burden and scope of the requested report.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

ooooo

PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS

Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

o The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
o The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
o The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

o The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;
o Current regulations in the markets in which the company operates; and
o Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

ooooo

TOBACCO-RELATED PROPOSALS

Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

o Recent related fines, controversies, or significant litigation;
o Whether the company complies with relevant laws and regulations on the marketing of tobacco;
o Whether the company's advertising restrictions deviate from those of industry peers;

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o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to
youth; and
o Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

o Whether the company complies with all laws and regulations;
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
and
o The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.


Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

ooooo

CLIMATE CHANGE

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:


o Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o The company's level of disclosure is at least comparable to that of industry peers; and
o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o The company's level of disclosure is comparable to that of industry peers;
and
o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

o Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
o Whether company disclosure lags behind industry peers;
o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

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o The feasibility of reduction of GHGs given the company's product line and current technology; and
o Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

ooooo

ENERGY EFFICIENCY

Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

o The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
o The proponent requests adoption of specific energy efficiency goals within specific timelines.

ooooo

RENEWABLE ENERGY

Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

ooooo

DIVERSITY

BOARD DIVERSITY

Generally vote for requests for reports on a company's efforts to diversify the board, unless:

o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and
o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
o The level of gender and racial minority representation that exists at the company's industry peers;
o The company's established process for addressing gender and racial minority board representation;
o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
o The independence of the company's nominating committee;
o Whether the company uses an outside search firm to identify potential director nominees; and
o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

ooooo

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EQUALITY OF OPPORTUNITY

Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

o The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
o The company already publicly discloses comprehensive workforce diversity data; and
o The company has no recent significant EEO-related violations or litigation.


Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

ooooo

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote for proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

ooooo

ENVIRONMENT AND SUSTAINABILITY

FACILITY AND WORKPLACE SAFETY

Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

o The company's current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
o The nature of the company's business, specifically regarding company and employee exposure to health and safety risks;
o Recent significant controversies, fines, or violations related to workplace health and safety; and
o The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

o The company's compliance with applicable regulations and guidelines;
o The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
o The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

oooooo

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GENERAL ENVIRONMENTAL PROPOSALS AND COMMUNITY IMPACT ASSESSMENTS

Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

o Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;
o The nature, purpose, and scope of the company's operations in the specific region(s);
o The degree to which company policies and procedures are consistent with industry norms; and
o The scope of the resolution.

ooooo

HYDRAULIC FRACTURING

Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

o The company's current level of disclosure of relevant policies and oversight mechanisms;
o The company's current level of such disclosure relative to its industry peers;
o Potential relevant local, state, or national regulatory developments; and
o Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

ooooo

OPERATIONS IN PROTECTED AREAS

Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

o Operations in the specified regions are not permitted by current laws or regulations;
o The company does not currently have operations or plans to develop operations in these protected regions; or
o The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers.

ooooo

RECYCLING

Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

o The nature of the company's business;
o The current level of disclosure of the company's existing related programs;

o The timetable and methods of program implementation prescribed by the proposal;
o The company's ability to address the issues raised in the proposal; and
o How the company's recycling programs compare to similar programs of its industry peers.

ooooo

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SUSTAINABILITY REPORTING

Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
o The company has formally committed to the implementation of a reporting program based on Global Reporting
Initiative (GRI) guidelines or a similar standard within a specified time frame.

ooooo

WATER ISSUES

Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

o The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
o Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
o The potential financial impact or risk to the company associated with water-related concerns or issues; and
o Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

ooooo

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

ooooo

DATA SECURITY, PRIVACY, AND INTERNET ISSUES

Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

o The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
o Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
o The scope of business involvement and of investment in countries whose governments censor or monitor the
Internet and other telecommunications;
o Applicable market-specific laws or regulations that may be imposed on the company; and
o Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ooooo

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ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) COMPENSATION-RELATED PROPOSALS

Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

o Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
o Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
o The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
o The company's current level of disclosure regarding its environmental and social performance.

Generally vote against proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

ooooo

HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS

HUMAN RIGHTS PROPOSALS

Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

o The degree to which existing relevant policies and practices are disclosed;

o Whether or not existing relevant policies are consistent with internationally recognized standards;
o Whether company facilities and those of its suppliers are monitored and how;

o Company participation in fair labor organizations or other internationally recognized human rights initiatives;
o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
o The scope of the request; and
o Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

o The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
o The company's industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
o Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
o Whether the proposal is unduly burdensome or overly prescriptive.

ooooo

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OPERATIONS IN HIGH RISK MARKETS

Vote case-by-case on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

o The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
o Current disclosure of applicable risk assessment(s) and risk management procedures;
o Compliance with U.S. sanctions and laws;
o Consideration of other international policies, standards, and laws; and
o Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

ooooo

OUTSOURCING/OFFSHORING

Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

o Controversies surrounding operations in the relevant market(s); o The value of the requested report to shareholders;
o The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and o The company's existing human rights standards relative to industry peers.

oooooo

WEAPONS AND MILITARY SALES

Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

ooooo

POLITICAL ACTIVITIES

LOBBYING

 Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

o The company's current disclosure of relevant lobbying policies, and management and board oversight;
o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

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o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

ooooo

POLITICAL CONTRIBUTIONS

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

ooooo

POLITICAL TIES

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

oooooo

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7. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

ooooo

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote case-by-case on conversion proposals, considering the following factors:

o Past performance as a closed-end fund;
o Market in which the fund invests;
o Measures taken by the board to address the discount; and
o Past shareholder activism, board activity, and votes on related proposals.

ooooo

PROXY CONTESTS

Vote case-by-case on proxy contests, considering the following factors:

o Past performance relative to its peers;
o Market in which fund invests;
o Measures taken by the board to address the issues;
o Past shareholder activism, board activity, and votes on related proposals;
o Strategy of the incumbents versus the dissidents;
o Independence of directors;
o Experience and skills of director candidates;
o Governance profile of the company;
o Evidence of management entrenchment.

ooooo

INVESTMENT ADVISORY AGREEMENTS

Vote case-by-case on investment advisory agreements, considering the following factors:

o Proposed and current fee schedules;
o Fund category/investment objective;
o Performance benchmarks;
o Share price performance as compared with peers;
o Resulting fees relative to peers;
o Assignments (where the advisor undergoes a change of control).

ooooo

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote for the establishment of new classes or series of shares.

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ooooo

PREFERRED STOCK PROPOSALS

Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

o Stated specific financing purpose;
o Possible dilution for common shares;
o Whether the shares can be used for antitakeover purposes.

ooooo

1940 ACT POLICIES

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

o Potential competitiveness;
o Regulatory developments;
o Current and potential returns; and
o Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

ooooo

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

o The fund's target investments;
o The reasons given by the fund for the change; and
o The projected impact of the change on the portfolio.

ooooo

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote against proposals to change a fund's fundamental investment objective to non-fundamental.

ooooo

NAME CHANGE PROPOSALS

Vote case-by-case on name change proposals, considering the following factors:

o Political/economic changes in the target market;
o Consolidation in the target market; and
o Current asset composition.

ooooo

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CHANGE IN FUND'S SUBCLASSIFICATION

Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

o Potential competitiveness;
o Current and potential returns;
o Risk of concentration;
o Consolidation in target industry.

ooooo

BUSINESS DEVELOPMENT COMPANIES--AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW NET ASSET VALUE

Vote for proposals authorizing the board to issue shares below Net Asset Value
(NAV) if:

o The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
o The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
o The company has demonstrated responsible past use of share issuances by either:
o Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
o Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

ooooo

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

o Strategies employed to salvage the company;
o The fund's past performance;
o The terms of the liquidation.

ooooo

CHANGES TO THE CHARTER DOCUMENT

Vote case-by-case on changes to the charter document, considering the following factors:

o The degree of change implied by the proposal;
o The efficiencies that could result;
o The state of incorporation;
o Regulatory standards and implications.

Vote against any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
o Removal of shareholder approval requirement for amendments to the new declaration of trust;
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

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o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
o Removal of shareholder approval requirement to change the domicile of the fund.

ooooo

CHANGING THE DOMICILE OF A FUND

Vote case-by-case on re-incorporations, considering the following factors:

o Regulations of both states;
o Required fundamental policies of both states;
o The increased flexibility available.

ooooo

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

ooooo

DISTRIBUTION AGREEMENTS

Vote case-by-case on distribution agreement proposals, considering the following factors:

o Fees charged to comparably sized funds with similar objectives;
o The proposed distributor's reputation and past performance;
o The competitiveness of the fund in the industry;
o The terms of the agreement.

ooooo

MASTER-FEEDER STRUCTURE

Vote for the establishment of a master-feeder structure.

ooooo

MERGERS

Vote case-by-case on merger proposals, considering the following factors:

o Resulting fee structure;
o Performance of both funds;
o Continuity of management personnel;
o Changes in corporate governance and their impact on shareholder rights.

ooooo

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SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

ooooo

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

ooooo

TERMINATE THE INVESTMENT ADVISOR

Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

o Performance of the fund's Net Asset Value (NAV);
o The fund's history of shareholder relations;
o The performance of other funds under the advisor's management.

oooooo

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8. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

oooooo

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                 AN MSCI BRAND

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           2014 Canadian Proxy Voting Guidelines TSX-Listed Companies

                                January 13, 2014

                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com


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ISS' 2014 CANADIAN PROXY VOTING GUIDELINES- TSX COMPANIES

Effective for Meetings on or after Feb. 1, 2014 Published Dec. 19, 2013 Updated Jan. 13, 2014

TABLE OF CONTENTS

1. ROUTINE/MISCELLANEOUS                                                       4
  AUDIT-RELATED                                                                4
    Financial Statements/Director and Auditor Reports                          4
    Ratification of Auditors                                                   4
  OTHER BUSINESS                                                               4
2. BOARD OF DIRECTORS                                                          5
  SLATE BALLOTS (BUNDLED DIRECTOR ELECTIONS)                                   5
  VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                         5
    2014 ISS Canadian Definition of Independence                               7
    Board Structure and Independence                                           8
    Insiders on Key Committees                                                 9
    Audit Fee Disclosure                                                      10
    Excessive Non-Audit Fees                                                  11
    Persistent Problematic Audit Related Practices                            11
    Director Attendance                                                       11
    Overboarded Directors                                                     12
    Former CEO/CFO on Audit/Compensation Committee                            12
    Voting on Directors for Egregious Actions                                 13
    Board Responsiveness                                                      13
  OTHER BOARD-RELATED PROPOSALS                                               14
    Classification/Declassification of the Board                              14
    Independent Chairman (Separate Chairman/CEO)                              14
    Majority of Independent Directors/Establishment of Committees             15
    Majority Vote Standard for the Election of Directors                      15
    Proxy Contests - Voting for Director Nominees in Contested Elections      15
3. SHAREHOLDER RIGHTS & DEFENSES                                              17
    Advance Notice Requirement                                                17
    Enhanced Shareholder Meeting Quorum for Contested Director Elections      18
    Appointment of Additional Directors Between Annual Meetings               18
    Article/Bylaw Amendments                                                  18
    Cumulative Voting                                                         19
    Confidential Voting                                                       19
    Poison Pills (Shareholder Rights Plans)                                   20
    Reincorporation Proposals                                                 22
    Supermajority Vote Requirements                                           22


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4. CAPITAL/RESTRUCTURING                                                      23
    Mergers and Corporate Restructurings                                      23
    Income Trust Conversions                                                  23
    Increases in Authorized Capital                                           25
    Private Placement Issuances                                               25
    Blank Cheque Preferred Stock                                              26
    Dual-class Stock                                                          26
    Escrow Agreements                                                         27
5. COMPENSATION                                                               28
  EXECUTIVE PAY EVALUATION                                                    28
    Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals 28
          Pay for Performance Evaluation                                      29
          Problematic Pay Practices                                           31
          Board Communications and Responsiveness                             32
  EQUITY COMPENSATION PLANS                                                   32
    Cost of Equity Plans                                                      33
    Dilution and Burn Rate Assessment                                         33
    Plan Amendment Provisions                                                 34
    Non-Employee Director Participation                                       36
    Director Limit Considerations                                             36
    Repricing Options                                                         37
    Repricing Proposals                                                       37
  OTHER COMPENSATION PLANS                                                    37
    Employee Stock Purchase Plans (ESPPs, ESOPs)                              37
    Deferred Share Unit Plans                                                 38
  SHAREHOLDER PROPOSALS ON COMPENSATION                                       39
    Shareholder Advisory Vote Proposals                                       39
    Supplemental Executive Retirement Plans (SERPS) Proposals                 39
6. SOCIAL/ENVIRONMENTAL ISSUES                                                41
DISCLOSURE/DISCLAIMER                                                         42


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1. ROUTINE/MISCELLANEOUS

AUDIT-RELATED

FINANCIAL STATEMENTS/DIRECTOR AND AUDITOR REPORTS

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor report, which is included in the company's annual report, to shareholders at every Annual General Meeting
(AGM). This routine item is almost always non-voting.

ooooo

RATIFICATION OF AUDITORS

Vote for proposals to ratify auditors, unless the following applies:

o Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines "audit services" to include the professional services rendered by the issuer's external auditor for the audit and review of the issuer's financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

 The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its Annual Information Form with a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events: initial public offerings, emergence from bankruptcy, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

ooooo

OTHER BUSINESS

Vote against all proposals on proxy ballots seeking approval for unspecified "other business" that may be conducted at the shareholder meeting.

ooooo

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2. BOARD OF DIRECTORS

SLATE BALLOTS (BUNDLED DIRECTOR ELECTIONS)

Generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders' meetings. This policy will not apply to contested director elections.

RATIONALE: The Toronto Stock Exchange released AMENDMENTS TO PART IV of the Company Manual, on Oct. 4, 2012. The new rules focus on how a listed issuer elects its board of directors and became effective Dec. 31, 2012.
Highlights of the new rules include requirements for the:

o Annual election of directors;
o Election of directors by way of individual resolution rather than single slate ballots;
o Public disclosure of the votes received for the election of each director;
o Adoption of a majority voting director resignation policy or explanation of why such policy has not been adopted;
and
o Notice to the TSX if a director receives a majority of 'withhold' votes and the issuer has not adopted a majority voting policy.

ooooo

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

The following fundamental principles apply when determining votes on director nominees:

BOARD ACCOUNTABILITY: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders, provide shareholders with the ability to remove directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

BOARD RESPONSIVENESS: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

BOARD INDEPENDENCE: Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, and ensuring the alignment of director interests with those of shareholders rather than the interests of management; and structuring separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

BOARD CAPABILITY: The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate's ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings

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and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director's ability to effectively serve in shareholders' best interests.

ooooo

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2014 ISS CANADIAN DEFINITION OF INDEPENDENCE

1. Inside Director (I)

1.1 Employees of the Company or its affiliates (i);
1.2 Non-employee officer of the Company if he/she is among the five most highly compensated; 1.3 Current interim CEO or any other current interim executives;
1.4 Beneficial owner of Company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group) (ii).

2. Affiliated Outside Director (AO) FORMER/INTERIM CEO
2.1 Former CEO of the company or its affiliates, (no cooling off period) or of an acquired company within the past three years.
2.2 Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO's compensation (iii) at that time.
2.3 CEO of a former parent or predecessor firm at the time the Company was sold or split off from the parent/predecessor (no cooling off period).
NON-CEO EXECUTIVES
2.4 Former executive of the Company, an affiliate, or a firm acquired within the past three years;
2.5 Former interim executive if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
     2.6 Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off); 2.7 Executive, former executive within the last three years, general or limited partner of a joint venture or partnership with the Company; RELATIVES 2.8 Relative (iv) of current executive officer (v) of the Company;
2.9 Relative of a person who has served as an executive officer of the Company within the last three years; TRANSACTIONAL, PROFESSIONAL, FINANCIAL, AND CHARITABLE RELATIONSHIPS 2.10 Currently provides (or a relative provides) professional services to the Company or to its officers; 2.11 Is (or a relative is) a partner, controlling shareholder or an employee of, an organization that provides professional services to the Company, to an affiliate of the Company, or to an individual officer of the Company or one of its affiliates.
     2.12 Currently employed by (or a relative is employed by) a significant customer or supplier (vi); 2.13 Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives material
(vii) grants or endowments from the Company; 2.14 Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement; OTHER RELATIONSHIPS 2.15Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders; 2.16 Founder
(viii) of the Company but not currently an employee; BOARD ATTESTATION 2.17 Board attestation that an outside director is not independent.

3. Independent Directors (IO)
3.1 No material ties to the corporation other than board seat.

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 (i) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. (ii) Under this definition, officers of an entity and/or its affiliates holding more than 50% of the outstanding voting rights will be considered insiders. (iii) ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO. (iv) Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.
(v) Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table. (vi) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction). (vii) "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders. (viii) The operating involvement of the Founder with the company will be considered.
Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.

Vote case-by-case on director nominees, examining the following factors when disclosed:

o Independence of the board and key board committees;
o Attendance at board and committee meetings;
o Corporate governance provisions and takeover activity;
o Long-term company performance;
o Directors' ownership stake in the company;
o Compensation practices;
o Responsiveness to shareholder proposals;
o Board accountability; and
o Adoption of a Majority Voting (director resignation) policy.

BOARD STRUCTURE AND INDEPENDENCE

Generally vote withhold from any insider or affiliated outside director where:

o The board is less than majority independent, OR
o The board lacks a separate compensation or nominating committee.

RATIONALE: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management's self-interests, insiders, former insiders, and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

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o A majority of independent directors.
o A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15) .

Guideline Six of the CCGG publication "2010 Building High Performance Boards" indicates that boards "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

INSIDERS ON KEY COMMITTEES

Vote withhold from individual directors who:

o Are insiders on the audit, compensation, or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation, or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

RATIONALE: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee. The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

POLICY CONSIDERATIONS FOR MAJORITY OWNED COMPANIES (1)

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS' board and committee independence policies, if the company meets ALL of the following independence and governance criteria:

o Individually elected directors;
o The number of Related Directors should not exceed the proportion of the common shares controlled by the

Controlling Shareholder, to a maximum of two-thirds, however if the CEO is related to the Controlling Shareholder,

then at least two-thirds of the directors should be independent of management;

o If the CEO and chair roles are combined or the CEO is or is related to the Controlling Shareholder, then there should be an independent lead director AND the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the Controlling Shareholder;

 (1) A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50% or more of the outstanding common shares.

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o A majority of the Audit and Nominating committees should be either
Independent Directors or Related Directors

who are independent of management. All members of the compensation committee should be independent of management and if the CEO is related to the Controlling Shareholder, no more than one member of the compensation committee should be a Related Director;
o Prompt disclosure of detailed vote results following each shareholder meeting; and
o Adoption of a majority vote standard with director resignation policy for uncontested elections OR public commitment to adopt a majority voting standard with director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares (2).

ISS will also consider the following:

o The nominating committee's process to receive and discuss suggestions from shareholders for potential director nominees;
o If the CEO is related to the Controlling Shareholder, the board's process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors;

ISS will also take into consideration any other concerns related to the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

RATIONALE: Canadian corporate law provides significant shareholder protections, for example a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors. Directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.
This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

AUDIT FEE DISCLOSURE

Generally vote withhold from the members of the audit committee as reported in the most recently filed public documents if:

o No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders' meeting at which ratification of auditors is a voting item.

RATIONALE: In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

 (2) On October 4, 2012, the TSX announced a further amendment to proposed listing requirements for TSX listed companies mandating majority voting which may take the form of a policy with a director resignation requirement, and disclosure of detailed vote results for director elections, which are intended to take effect as of December 31, 2013.

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EXCESSIVE NON-AUDIT FEES

Generally vote withhold from individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

o Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer's external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

PERSISTENT PROBLEMATIC AUDIT RELATED PRACTICES

Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as: accounting fraud; misapplication of applicable accounting standards; or material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, should be examined in determining whether withhold votes are warranted.

RATIONALE: The policy addresses those cases that would be determined to raise serious concern with respect to the Audit Committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the Audit Committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

DIRECTOR ATTENDANCE

Generally withhold from individual director nominees if:

o The company has not adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings (3) held within the past year without a valid reason for these absences;
o The company has adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

o Valid reasons for absence at meetings include illness or absence due to company business;
o Participation via telephone is acceptable;
o If the director missed one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent;
o Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;
o Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

 (3) If a withhold is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, then this will be specified in ISS' report.

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RATIONALE: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board's meetings a priority. A pattern of absenteeism may be an indicator of a more serious concern with a director's ability to serve, warranting a board review and potentially the director's resignation.

OVERBOARDED DIRECTORS

Generally withhold from individual director nominees if:

o Irrespective of whether the company has adopted a majority voting policy, the director is overboarded (4) AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

RATIONALE: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While experience gained by directors on multiple public company boards is highly valued, as director responsibilities continue to become increasingly complex, time commitments required for board and key committee memberships are also rising. As such, a balance between insight gained by a director's participation on different boards and a reasonable number of commitments that provides the director with sufficient time for the preparation for, attendance at, and effective participation in board and committee meetings is warranted.

Within the Canadian market, which is based on a "comply-or-explain" regulatory regime of suggested best practices, there are mixed investor views on the appropriateness of evaluating directors' ability to contribute based solely on the number of boards on which they serve. Feedback has indicated that overboarding in conjunction with other governance concerns, such as unacceptably low board and committee meeting attendance, may be a better indicator of a director's inability to commit the necessary time and attention to the increasing demands of a board seat and may also provide an opportunity for board renewal. There are also mixed views on the need to include service on venture company boards as these start-up companies are, for several reasons, seen to require less time and effort of board directors when compared to TSX reporting issuers. Given this feedback, a double-triggered overboarding policy is deemed appropriate for the Canadian market.

FORMER CEO/CFO ON AUDIT/COMPENSATION COMMITTEE

Generally vote withhold from any director on the audit or compensation committee if:

o The director has served as the CEO of the company at any time;
o The director has served as the CFO of the company within the past three years.

RATIONALE: Although such directors are designated as affiliated outsiders under ISS policy, a withhold vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which

 (4) "Overboarded" is defined as: a CEO of a public company who sits on more than 2 outside public company boards in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 6 public company boards in total.

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they may still wield considerable influence thus potentially compromising the
Audit or Compensation Committee's independence.

VOTING ON DIRECTORS FOR EGREGIOUS ACTIONS

Under extraordinary circumstances, withhold from directors individually, one or more committee members, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight (5) or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders' interests.

Under exceptional circumstances that raise substantial doubt on a director's ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

ooooo

BOARD RESPONSIVENESS

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

Generally withhold from continuing individual directors, committee members, or the continuing members of the entire board of directors if:

o At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee (6) has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote, which will be reviewed on a case-by-case basis;
o At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or
o The board failed to act (7) on a shareholder proposal that received the support of a majority of the votes cast For and Against at the previous shareholder meeting.

 (5) Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.
 (6) Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.
 (7) Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

RATIONALE: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority-voting, director-resignation policies endorsed by the Canadian Coalition for Good Governance.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

ooooo

OTHER BOARD-RELATED PROPOSALS

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

ooooo

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

RATIONALE: The separation of the positions of chairman and CEO in favour of an independent chairman of the board is superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company's spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that: The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as "lead director."



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ooooo

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

o The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:


o The board's committees already meet that standard.

ooooo

MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

Vote for resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

o A majority voting policy is codified in the company's bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and
o The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as "holdover" nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

ooooo

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote case-by-case in contested elections taking into account:

o Long-term financial performance of the target company relative to its industry;
o Management's track record;
o Background to the proxy contest;
o Nominee qualifications and any compensatory arrangements;
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates); and
o Stock ownership positions

OVERALL APPROACH

When analyzing proxy contests, ISS focuses on two central questions:

1. Have the dissidents met the burden of proving that board change is warranted? And, if so;
2. Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident's strategic initiatives, a transition plan and the identification of a qualified and credible new

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management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote case-by-case taking into account:

o Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident's out of pocket expenses if they are successfully elected and the expenses are reasonable.

ooooo

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3. SHAREHOLDER RIGHTS & DEFENSES

ADVANCE NOTICE REQUIREMENT

Vote case-by-case on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review, and to allow the board to waive any provision of the advance notice requirement.

To be reasonable, the company's deadline for notice of shareholders' director nominations must not be more than 65 days and not fewer than 30 days prior to the meeting date. If notice of annual meeting is given fewer than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees within a timely manner.

Generally, vote against if:

o The board may only waive a portion of the advance notice provisions under the policy or by-law, in its sole discretion; or
o The company requires any proposed nominee to deliver a written agreement wherein the proposed nominee acknowledges and agrees that he or she will comply with all policies and guidelines of the company that are applicable to directors.

RATIONALE: All shareholders should be provided with sufficient disclosure and time to make appropriate decisions on the election of their board representatives. Advance Notice Requirement Policies typically provide a transparent, structured and fair director nomination process, whereby all shareholders, irrespective of whether they are voting by proxy or attending the meeting, are made aware of potential proxy contests in advance of the meeting. Shareholders are also provided with important information pertaining to proposed dissident director nominees within a specified time frame, allowing shareholders to fully participate in the director election process in an informed and effective manner.

Overall, advance notice requirements that limit the board's ability to waive all provisions of the policy are viewed as unacceptable and may potentially be used by the board to deny shareholder nominees access to the board and prevent the possibility of shareholder recourse through the courts.

The added condition stipulating that in order to be eligible for nomination to the board, a shareholder nominee is required to agree in advance and in writing to comply with all current and future board policies and guidelines, may raise concerns in situations where these board policies or guidelines are considered unacceptable from a corporate governance perspective, or may prevent new board candidates from affecting change if supported by shareholders under such a mandate. Limiting the board's ability to waive provisions in the policy and/or requiring advance written agreement by any shareholder nominee to comply with all board policies and guidelines goes beyond the legitimate and acceptable stated purpose of advance notice requirements from a corporate governance perspective. This stated purpose in all cases has been to provide shareholders with timely and complete information regarding director nominees so they may cast informed votes, and so

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that the board may properly consider said nominees for board service. Any further requirements for potential nominees or limitations on the board are outside of this purview and therefore are unacceptable within the provisions of advance notice requirements.

ooooo

ENHANCED SHAREHOLDER MEETING QUORUM FOR CONTESTED DIRECTOR ELECTIONS

Generally vote against new By-Laws or amended By-Laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

RATIONALE: With Enhanced Quorum, the ability to hold a shareholders' meeting is subject to management's predetermination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a requirement of a 50 percent quorum for the initial meeting.

ooooo

APPOINTMENT OF ADDITIONAL DIRECTORS BETWEEN ANNUAL MEETINGS

Generally vote for these resolutions where:

o The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;
o The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
o Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

ooooo

ARTICLE/BYLAW AMENDMENTS

o
Generally vote for proposals to adopt or amend Articles/Bylaws unless the resulting document contains any of the following:

o The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
o The quorum for a meeting of directors is less than 50 percent of the number of directors;
o The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

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o An alternate director provision that permits a director to appoint another person to serve as an alternate director

to attend board or committee meetings in place of the duly elected director;
o Other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without further shareholder approval.

RATIONALE: Alternate directors have neither been elected nor has their appointment been ratified by shareholders. As such, the use of a director substitute or replacement to fill in for a duly elected board representative raises serious concerns, including whether an alternate may be bound to serve in the best interests of shareholders. Also, regular directors must be willing to earmark sufficient time and effort to serving on the board, once they have accepted the responsibility entrusted to them by shareholders.

Article or bylaw provisions permitting alternate directors generally indicate that the alternate director will be counted for quorum purposes, may attend and vote on matters raised at board meetings and act on behalf of the regular elected director in all respects, and may act as alternate for more than one director in some cases. As well, this provision may also provide that there is no limit to the number of alternates that may be appointed for any meeting.

Allowing shareholders the opportunity to elect directors is a fundamental shareholder right. As shareholders continue to push for increased rights such as majority voting with a director resignation policy to ensure that they have a meaningful voice in the election of their board representatives, the inclusion of an alternate director provision in a reporting issuer's articles or bylaws runs counter to the higher director accountability being sought by these shareholder rights improvements. Furthermore, based on discussions with several institutional investors, the majority of them raised concerns with alternate director provisions.

o
ooooo

CUMULATIVE VOTING

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company's other governance provisions such as the adoption of a majority vote standard for the election of directors.


ooooo

CONFIDENTIAL VOTING

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

o The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

ooooo

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POISON PILLS (SHAREHOLDER RIGHTS PLANS)

As required by the Toronto Stock Exchange, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to 'new generation' rights plans and its scope is limited to the following two specific purposes:

o To give the board more time to find an alternative value enhancing transaction; and
o To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

(a) The plan gives discretion to the board to either:
o Determine whether actions by shareholders constitute a change in control;
o Amend material provisions without shareholder approval;
o Interpret other provisions;
o Redeem the rights or waive the plan's application without a shareholder vote;
or
o Prevent a bid from going to shareholders.
(b) The plan has any of the following characteristics:
o Unacceptable key definitions;
o Reference to Derivatives Contracts within the definition of Beneficial Owner;

o Flip over provision;
o Permitted bid period greater than 60 days;
o Maximum triggering threshold set at less than 20 percent of outstanding shares;
o Does not permit partial bids;
o Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
o Bidder must frequently update holdings;
o Requirement for a shareholder meeting to approve a bid; and
o Requirement that the bidder provide evidence of financing.
(c) The plan does not:
o Include an exemption for a "permitted lock up agreement";
o Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
o Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of "new generation" shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a "poison pill" into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

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"New generation" rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from "new generation" plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.


Finally, a "new generation" rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation's directors and management to develop an alternative to maximize shareholder value.

ooooo

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REINCORPORATION PROPOSALS

Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

o Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

o Positive financial factors outweigh negative governance implications; or
o Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

ooooo

SUPERMAJORITY VOTE REQUIREMENTS

Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

ooooo

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4. CAPITAL/RESTRUCTURING

MERGERS AND CORPORATE RESTRUCTURINGS

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

o VALUATION -- Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
o MARKET REACTION -- How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o STRATEGIC RATIONALE -- Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

o NEGOTIATIONS AND PROCESS -- Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
o CONFLICTS OF INTEREST -- Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
o GOVERNANCE -- Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ooooo

INCOME TRUST CONVERSIONS

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), including REITs, ISS will recommend votes as follows:

o Generally against a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;
o Generally against a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;
o Generally against an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote against the proposed conversion.

Otherwise, recommendations will be on a case-by-case basis taking into account the following factors:

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o METHOD OF CONVERSION -- Exchange Method by way of a statutory plan of arrangement; Distribution Method;
o RATIONALE OF CONVERSION AHEAD OF EXPIRY OF TAX BENEFIT -- Pursuing growth rate higher than the rate limited by the "normal growth guideline"; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool);
superiority to other strategic alternatives;
o CHANGE OF ANNUALIZED PAYOUT LEVEL -- Comparison of one-year and three-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;
o EQUITY BASED COMPENSATION PLAN -- Effect on the old plan (Vote against if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote against its approval);
o CHANGE-IN-CONTROL -- Whether or not the conversion will be treated as a change-in-control event (vote against if the conversion by itself will trigger change-in-control payment); note both 4) and
5) are related to conflicts of interest;
o COST OF IMPLEMENTING THE CONVERSION -- Legal fees, investment bank fees, etc., if disclosed;
o MARKET REACTION -- Historical market performance dating back to Oct. 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;
o CORPORATE GOVERNANCE -- Examine the relative strength of the company's corporate governance going forward
(from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares); and
o DISSENT RIGHTS -- Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE: The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares. Furthermore, issuances of blank cheque preferreds may be used as an antitakeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1. Income Trust Overview

An income trust (including a REIT), or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2. SIFT Rules

On Oct. 31, 2006, the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders. The new tax was deferred until 2011 for SIFTs that were publicly traded on Oct. 31, 2006, subject to "normal growth

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guidelines" which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a "safe harbour" amount of up to 100 percent of the SIFT's market cap as of Oct. 31, 2006, over the four-year transition period, without triggering the new tax treatment.

As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the "Conversion Amendments") to the Income

Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008, and before 2013, and are applicable to SIFT trusts, SIFT partnerships, or REITs that were in existence at any time between the period of Oct. 31, 2006, and July 14, 2008

(a "Qualifying SIFT"). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications. The final tranche of tax-deferred REIT conversions were anticipated prior to the 2013 deadline.

ooooo

INCREASES IN AUTHORIZED CAPITAL

Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

o A company's shares are in danger of being de-listed;
o A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

ooooo

PRIVATE PLACEMENT ISSUANCES

Vote case-by-case on private placement issuances taking into account:

o Whether other resolutions are bundled with the issuance;
o The financial consequences for the company if the issuance is not approved.

Generally vote for private placement proposals if:

o The issuance represents no more than 30 percent of the company's outstanding shares;
o The use of the proceeds from the issuance is disclosed.

RATIONALE: The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

o For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or
o That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer's listed and outstanding

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securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

o Allowable discounts for private placements not requiring shareholder approval are as follows:

MARKET PRICE   MAXIMUM DISCOUNT
============== ================
$0.50 or less          25%
-------------- ----------------
$0.51 to $2.00         20%
-------------- ----------------
 Above $2.00           15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

ooooo

BLANK CHEQUE PREFERRED STOCK

Generally vote against proposals to create UNLIMITED blank cheque preferred shares or increase blank cheque preferred shares where:

o The shares carry unspecified rights, restrictions, and terms;
o The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited (8) number of preferred shares where both of the following apply:

o The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes;
o The voting, conversion, and other rights, restrictions, and terms of such stock are specified in the articles and are reasonable.

ooooo

DUAL-CLASS STOCK

Generally vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet ALL of the following criteria:

o It is required due to foreign ownership restrictions and financing is required to be done out of country;

 (8) Institutional investors have indicated low tolerance for dilutive preferred share issuances, therefore if the authorized preferreds may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20% of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached to the that could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50% of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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o It is not designed to preserve the voting power of an insider or significant shareholder;
o The subordinate class may elect some board nominees;
o There is a sunset provision; and
o There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

o
ooooo

ESCROW AGREEMENTS

Generally vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

ooooooooo

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5. COMPENSATION

EXECUTIVE PAY EVALUATION

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say-on-pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

o There is a misalignment between CEO pay and company performance (pay for performance);
o The company maintains problematic pay practices;
o The board exhibits poor communication and responsiveness to shareholders.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

The following five global principles apply to all markets:

o MAINTAIN APPROPRIATE PAY-FOR-PERFORMANCE ALIGNMENT WITH EMPHASIS ON
LONG-TERM SHAREHOLDER VALUE: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
o AVOID ARRANGEMENTS THAT RISK "PAY FOR FAILURE": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
o MAINTAIN AN INDEPENDENT AND EFFECTIVE COMPENSATION COMMITTEE: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
o PROVIDE SHAREHOLDERS WITH CLEAR, COMPREHENSIVE COMPENSATION DISCLOSURES:
This principle underscores the
importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
o AVOID INAPPROPRIATE PAY TO NON-EXECUTIVE DIRECTORS: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

VOTING ALTERNATIVES

In general, the management say-on-pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

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PAY FOR PERFORMANCE:

o Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company's business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
o Evaluation of peer group benchmarking used to set target pay or award opportunities;
o Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for
Performance policy;
o Mix of fixed versus variable and performance versus non-performance-based pay.

PAY PRACTICES:

o Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
o Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.


BOARD COMMUNICATIONS AND RESPONSIVENESS:

o Clarity of disclosure (e.g., whether the company's Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
o Assessment of board's responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

PAY FOR PERFORMANCE EVALUATION

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say-On-Pay Resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote against management say-on-pay (MSOP) proposals, and/or against/withhold on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

o There is SIGNIFICANT LONG-TERM misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

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STEP I: QUANTITATIVE SCREEN

RELATIVE:

1. The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group (9), each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
2. Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

ABSOLUTE:

3. The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits);

STEP II: QUALITATIVE ANALYSIS

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

o The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;
o The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company's pay for performance linkage;
o The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
o The trend considering prior years' P4P concern;
o Extraordinary situation due to a new CEO in the last reported FY; (10)
o Any other factors deemed relevant.

RATIONALE: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a Case-by-case evaluation and will improve the analysis of: longer term compensation versus company performance and weight the longer term factors accordingly; absolute CEO pay levels; and, circumstances under which there is a change in CEO during the most recent year. Please refer to CANADIAN PAY FOR PERFORMANCE EVALUATION FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

 (9) The peer group is generally comprised of 11-24 companies that meet the following criteria:

o Revenue/assets between 0.25X and 4X the subject company's size;
o In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company's GICS category; and
o Market Cap between 0.25X and 4X of the company's market cap expanded out to four market cap buckets (micro, small, mid, and large) as needed.

In exceptional cases, peer groups may be determined on a customized basis.

 (10) Note that the longer-term emphasis of the new methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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PROBLEMATIC PAY PRACTICES

Generally, vote against management advisory vote proposals, and/or withhold from compensation committee members if the company has problematic compensation practices. In general, withhold on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

o Poor disclosure practices:
o General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;
o New CEO with overly generous new hire package:
o Excessive "make whole" provisions;
o Any of the problematic pay practices listed in this policy;
o Egregious employment contracts:
o Contracts containing multiyear guarantees for salary increases, bonuses and equity compensation;
o Employee Loans:
o Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;
o Excessive severance and/or change-in-control provisions:
o Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
o Severance paid for a "performance termination" (i.e., due to the executive's failure to perform job functions at the appropriate level);
o Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;
o Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
o Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
o Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
o Egregious pension/SERP (supplemental executive retirement plan) payouts:
o Inclusion of performance-based equity awards in the pension calculation;
o Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
o Addition of extra years of service credited without compelling rationale;
o No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);
o No reduction in benefits on a pro-rata basis in the case of early retirement;

o Excessive perks:
o Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;
o Payment of dividends on performance awards:
o Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;
o Problematic option granting practices:
o Backdating options, or retroactively setting a stock option's exercise price lower than the prevailing market value at the grant date;

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o Springloading options, or timing the grant of options;
o Cancellation and subsequent re-grant of options;

o Internal Pay Disparity:
o Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
o Absence of pay practices that discourage excessive risk taking:
o These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
o Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board's (FSB) Compensation Practices and standards for financial companies;
o Other excessive compensation payouts or problematic pay practices at the company.

RATIONALE: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

o Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how
CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
o Board's responsiveness to investor input and engagement on compensation issues, including:
o Failure to respond to majority-supported shareholder proposals on executive pay topics;
o Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;
o Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

ooooo

EQUITY COMPENSATION PLANS

Vote case-by-case on equity-based compensation plans. Vote against the plan if any of the following factors applies:

o COST OF EQUITY PLANS: The total cost of the company's equity plans is unreasonable;

o DILUTION AND BURN RATE: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.

o PLAN AMENDMENT PROVISIONS: The provisions do not meet ISS guidelines as set out in this section.
o NON-EMPLOYEE DIRECTOR PARTICIPATION: Participation of directors is discretionary or unreasonable.

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o PAY FOR PERFORMANCE: There is a disconnect between CEO pay and the company's performance.
o REPRICING STOCK OPTIONS: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.
o PROBLEMATIC PAY PRACTICES: The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

COST OF EQUITY PLANS

Generally vote against equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard or "GICS" codes). Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics in order to identify the variables most strongly correlated to SVT within each industry group. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

VOLATILITY AND STOCK PRICE ASSUMPTIONS IN EQUITY PLAN PROPOSALS (SVT)

The 200-day volatility and 200-day average stock price will be calculated and used for the shareholder value transfer policy.

DILUTION AND BURN RATE ASSESSMENT

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote against the proposed equity plan if:

o Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis;
or

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o The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most
recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote against is warranted.

ooooo

PLAN AMENDMENT PROVISIONS

Generally vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

o Any increase in the number of shares reserved for issuance under a plan or plan maximum;
o Any reduction in exercise price or cancellation and reissue of options or other entitlements;
o Any amendment that extends the term of options beyond the original expiry;
o Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;
o Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes;
o Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE: In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have "general amendment" provisions in their

Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a "housekeeping" nature until they have put a shareholder approved detailed Plan Amendment

Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

o Any increase in the number of shares reserved for issuance under a plan or plan maximum;
o Any reduction in exercise price of options or other entitlements which benefits an insider (11);

 (11) Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels

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o Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the
issuer;
o Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;
o Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

ooooo

NON-EMPLOYEE DIRECTOR PARTICIPATION

Vote against a management equity compensation plan that permits discretionary non-employee director participation.

RATIONALE: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent non-employee directors who are charged with overseeing not only a company's compensation scheme but also corporate governance and long-term sustainability.

DIRECTOR LIMIT CONSIDERATIONS

Generally vote against an equity compensation plan proposal where:

o The non-employee director aggregate share reserve under the plan exceeds the ISS established maximum limit of 1 percent of the outstanding common shares; or
o The equity plan document does not specify an ANNUAL INDIVIDUAL non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii)
$150,000 worth of shares in the case of an equity plan that does not grant stock options.

INDIVIDUAL NON-EMPLOYEE DIRECTOR GRANTS

Generally vote against individual equity grants to non-employee directors in the following circumstances:

o In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
o Outside of an equity compensation plan if the director's annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

RATIONALE:

To address investor concerns related to discretionary or unreasonable non-employee director participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate non-employee director option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for non-employee directors, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year.

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However, based on current market practice, an updated ANNUAL INDIVIDUAL non-employee director share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

Please refer to the ISS Canada FAQ CANADIAN EQUITY PLAN METHODOLOGY for further details and discussion related to the NED limit policy.

ooooo

REPRICING OPTIONS

Generally vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

ooooo

REPRICING PROPOSALS

Generally vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

RATIONALE: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

ooooo

OTHER COMPENSATION PLANS

EMPLOYEE STOCK PURCHASE PLANS (ESPPS, ESOPS)

Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

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o Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
o Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;
o Purchase price is at least 80 percent of fair market value with no employer contribution;
o Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less;
and
o The Plan Amendment Provision requires shareholder approval for amendments to:
o The number of shares reserved for the plan;
o The allowable purchase price discount;
o The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

ISS will also take into account other compensation and benefit programs, in particular pensions.

ooooo

DEFERRED SHARE UNIT PLANS

Generally vote for Deferred Compensation Plans if:

o Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

o Director stock ownership guidelines of a minimum of three times annual cash retainer
o Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years
o The mix of remuneration between cash and equity
o Other forms of equity-based compensation, i.e. stock options, restricted stock.

RATIONALE: Deferred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and
ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

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ooooo

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

o The target company's performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

ooooo

SHAREHOLDER ADVISORY VOTE PROPOSALS

Generally vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Generally vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RATIONALE: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

ooooo

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS) PROPOSALS

Generally vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company's SERP disclosure includes the following problematic pay practices:

o Inclusion of equity-based compensation in the pension calculation;
o Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
o Addition of extra years' service credited in other than exceptional circumstances and without compelling rationale;
o No absolute limit on SERP annual pension benefits (ideally expressed in money terms);
o No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and "at risk," as well as whether bonus payouts can exceed 100 percent of base salary.

RATIONALE: The inclusion of bonus and incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

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Investor pressure to structure executive compensation so that the majority is
"at risk" has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

ooooo

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

RATIONALE: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.


ooooo

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

oooooo



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                                 AN MSCI BRAND


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                 Transparency. Inclusiveness. Global Expertise.

                 2014 EUROPEAN PROXY VOTING SUMMARY GUIDELINES

                                 April 4, 2014







                       Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com




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               ISS' 2014 EUROPEAN PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                            Published Dec. 19, 2013
                             Updated: April 4, 2014

The following is a condensed version of the proxy voting recommendations contained in ISS' European Proxy Voting Manual.


Table of Contents

COVERAGE UNIVERSE                                                              4
DEFINITIONS AND EXPLANATIONS                                                   5
1. OPERATIONAL ITEMS                                                           6
    Financial Results/Director and Auditor Reports                             6
    Appointment of Auditors and Auditor Fees                                   6
    Appointment of Internal Statutory Auditors                                 6
    Allocation of Income                                                       6
    Amendments to Articles of Association                                      7
    Change in Company Fiscal Term                                              7
    Lower Disclosure Threshold for Stock Ownership                             7
    Amend Quorum Requirements                                                  7
    Transact Other Business                                                    7
2. BOARD OF DIRECTORS                                                          8
    Non-Contested Director Elections                                           8
          Director Terms                                                       8
          Bundling of Proposal to Elect Directors                              9
          Board Independence                                                   9
          Exception for Companies with a Majority Shareholder
           (Excludes Italy and Portugal)                                      10
          Disclosure of Names of Nominees                                     10
          Combined Chairman/CEO                                               10
          Election of a Former CEO as Chairman of the Board                   10
          Overboarded Directors                                               11
          Voto di Lista (Italy)                                               11
          One Board Seat per Director                                         12
          Composition of Committees                                           12
          Composition Nomination Committee (Sweden, Norway, and Finland)      12
          Election of Censors (France)                                        13
    ISS Classification of Directors - European Policy 2014                    14
    Contested Director Elections                                              15
    Voting on Directors for Egregious Actions                                 16
    Committee of Representatives and Corporate Assembly Elections
     (Denmark and Norway)                                                     16
    Discharge of Directors                                                    16
    Director, Officer, and Auditor Indemnification and Liability Provisions   16
    Board Structure                                                           16
3. CAPITAL STRUCTURE                                                          17
    Share Issuance Requests                                                   17
          General Issuances                                                   17


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          Specific Issuances                                                  17
    Increases in Authorized Capital                                           17
    Reduction of Capital                                                      17
    Capital Structures                                                        18
    Preferred Stock                                                           18
    Debt Issuance Requests                                                    18
    Pledging of Assets for Debt                                               18
    Increase in Borrowing Powers                                              18
    Share Repurchase Plans                                                    19
    Reissuance of Repurchased Shares                                          19
    Capitalization of Reserves for Bonus Issues/Increase in Par Value         20
4. COMPENSATION                                                               21
    Compensation Guidelines                                                   21
          Preamble                                                            21
          Executive compensation-related proposals                            21
          Non-Executive Director Compensation                                 22
          Equity-based compensation Guidelines                                23
          French Burn Rate Table                                              23
    Compensation-Related Voting Sanctions                                     24
    Stock Option Plans -- Adjustment for Dividend (Nordic Region)             24
    Share Matching Plans (Sweden and Norway)                                  24
5. ENVIRONMENTAL AND SOCIAL ISSUES                                            26
    Voting on Social and Environmental Proposals                              26
6. OTHER ITEMS                                                                27
    Reorganizations/Restructurings                                            27
    Mergers and Acquisitions                                                  27
    Mandatory Takeover Bid Waivers                                            27
    Reincorporation Proposals                                                 27
    Expansion of Business Activities                                          28
    Related-Party Transactions                                                28
    Antitakeover Mechanisms                                                   28
    Shareholder Proposals                                                     28
    Authority to Reduce Minimum Notice Period for Calling a Meeting           29
    Auditor Report Including Related Party Transactions (France)              29
DISCLOSURE/DISCLAIMER                                                         31


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COVERAGE UNIVERSE

ISS' European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the separate National Association of Pension Funds (NAPF) policy. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS' separate, market-specific policies, or ISS' EMEA Regional Policy.

Specifically, ISS' European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS' approach is not "one-size-fits-all" and takes relevant market-specific factors into account in our research and recommendations. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

ooooo

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DEFINITIONS AND EXPLANATIONS

The term "widely held" refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

ooooo

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1. OPERATIONAL ITEMS

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote for approval of financial statements and director and auditor reports, unless:

o There are concerns about the accounts presented or audit procedures used; or

o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

o

ooooo

APPOINTMENT OF AUDITORS AND AUDITOR FEES

Vote for proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

o There are serious concerns about the procedures used by the auditor;
o There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
o Name of the proposed auditors has not been published;
o The auditors are being changed without explanation; or
o Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI-
EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will target the auditor election. For concerns relating to fees paid to the auditors, ISS will target remuneration of auditors if this is a separate voting item, otherwise ISS would target the auditor election.

ooooo

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote for the appointment or reelection of statutory auditors, unless:

o There are serious concerns about the statutory reports presented or the audit procedures used; or
o Questions exist concerning any of the statutory auditors being appointed; or

o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ooooo

ALLOCATION OF INCOME

Vote for approval of the allocation of income, unless:

o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o The payout is excessive given the company's financial position.

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ooooo

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a case-by-case basis.

ooooo

CHANGE IN COMPANY FISCAL TERM

Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.o ooooo

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.o ooooo

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.o ooooo

TRANSACT OTHER BUSINESS

Vote against other business when it appears as a voting item.o oooooo

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2. BOARD OF DIRECTORS

NON-CONTESTED DIRECTOR ELECTIONS

Vote for management nominees in the election of directors, unless:

o Adequate disclosure has not been provided in a timely manner;
o There are clear concerns over questionable finances or restatements;
o There have been questionable transactions with conflicts of interest;
o There are any records of abuses against minority shareholder interests;
o The board fails to meet minimum corporate governance standards;
o There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and
o Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I. Director Terms
II. Bundling of Proposals to Elect Directors
III. Board independence
IV. Disclosure of Names of Nominees
V. Combined Chairman/CEO
VI. Election of a Former CEO as Chairman of the Board
VII. Overboarded Directors
VIII. Voto di Lista (Italy)
IX. One Board Seat per Director
X. Composition of Committees
XI. Composition Nominating Committee (Sweden and Norway)
XII. Election of Censors (France)

Note that this policy is distinct from ISS' policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies:
"Compensation-Related Voting Sanctions" and "Voting on Directors for Egregious Actions," which both address a comparatively rare set of additional circumstances, and "Corporate Assembly and Committee of Representatives Elections," which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

DIRECTOR TERMS

For BELGIUM, FRANCE, ITALY, NETHERLANDS, SPAIN, and SWITZERLAND, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company's articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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 BUNDLING OF PROPOSAL TO ELECT DIRECTORS

For the markets of BULGARIA, CROATIA, CZECH REPUBLIC, ESTONIA, FRANCE, GERMANY, HUNGARY, LATVIA, LITHUANIA, POLAND,

ROMANIA, SLOVAKIA, SLOVENIA, and SPAIN vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

In France, unbundled director elections are market practice, in Germany it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

BOARD INDEPENDENCE

Please see ISS' European Classification of Directors, presented separately in this document (page 14), regarding ISS' classification of the independence status of individual directors.

Note that this section is subject to an exception for companies with a majority shareholder. This exception is presented at the end of this subsection.

For AUSTRIA, BELGIUM, FRANCE, GERMANY, HUNGARY, the NETHERLANDS, SPAIN, and SWITZERLAND, vote against the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation. The policy will apply to widely held companies in these markets.

For DENMARK, NORWAY, FINLAND, SWEDEN, and LUXEMBOURG, ISS will apply the same policy only for those companies that are part of a local main index market index and/or the MSCI-EAFE index.

For widely held companies in AUSTRIA and GERMANY that must by law include labor representatives who are by definition not independent, ISS will require that a minimum of one-third of the total board be independent. For SWEDISH, NORWEGIAN, and DANISH local main index and/or MSCI-EAFE companies, as well as widely-held HUNGARIAN companies, with labor representatives, the above policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In PORTUGAL, companies that belong to the PSI-20 and/or MSCI-EAFE index will be required to have at least 25 percent of the board independent, as recommended by the Code of Corporate Governance issued by the Portuguese Securities Exchange. ISS will recommend a vote against the entire slate of candidates (bundled elections) or a vote against the election of any non-independent directors (unbundled elections) if board independence level does not meet the recommended 25-percent threshold.

In ITALY, for companies that are part of a local main index market index and/or MSCI-EAFE index with a controlling shareholder, companies will be required to have a board consisting of at least one-third independent members (33 percent), and, for all other companies, at least half of the board should be independent (50 percent).

For GREECE, vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS' director classification guidelines). If elections are bundled and the proposed

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board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held companies incorporated in Greece.

EXCEPTION FOR COMPANIES WITH A MAJORITY SHAREHOLDER (EXCLUDES ITALY AND
PORTUGAL)

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders' percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher). Minority shareholders' ownership percentage is calculated by subtracting the majority shareholder's equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company's equity capital.

This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

Carve Out: In markets where the local corporate governance code addresses board independence at controlled companies, ISS will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case if the level of board independence is below one-third.

 DISCLOSURE OF NAMES OF NOMINEES

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

 COMBINED CHAIRMAN/CEO

Generally, vote against (re)election of combined chair/CEOs at widely held European companies.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board's key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

 ELECTION OF A FORMER CEO AS CHAIRMAN OF THE BOARD

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in GERMANY, AUSTRIA, and the NETHERLANDS. In markets such as GERMANY, where the general meeting only elects the nominees and, subsequently, the new board's chairman, ISS will generally recommend a vote

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against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

o There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
o The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or
o The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling-off period; or
o The board chairman will not receive a level of compensation comparable to the company's executives nor assume executive functions in markets where this is applicable.

OVERBOARDED DIRECTORS

In AUSTRIA, BELGIUM, FRANCE, GERMANY, ITALY, LUXEMBOURG, the NETHERLANDS, SPAIN, and SWITZERLAND, at widely held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

o Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.
o Non-executive chairmen are expected not to hold executive positions elsewhere or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.
o Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly listed companies.

VOTO DI LISTA (ITALY)

In ITALY, director elections generally take place through the VOTO DI LISTA mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

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ONE BOARD SEAT PER DIRECTOR

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.


However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person's direct influence on board decisions and creates an inequality among board members.

This situation has manifested in BELGIUM, LUXEMBOURG, and FRANCE. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

COMPOSITION OF COMMITTEES

In BELGIUM, DENMARK, FINLAND, FRANCE, LUXEMBOURG, the NETHERLANDS, NORWAY, SPAIN, SWEDEN, and SWITZERLAND, vote against the (re)election of executives who serve on the company's audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

For BELGIUM, the NETHERLANDS, and SWITZERLAND, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

COMPOSITION NOMINATION COMMITTEE (SWEDEN, NORWAY, AND FINLAND)

Vote for proposals in SWEDEN, NORWAY, and FINLAND to elect or appoint a nominating committee consisting mainly of non-board members.

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Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in SWEDEN to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;
2. More than one board member who is dependent on a major shareholder would be on the committee; or 3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

ELECTION OF CENSORS (FRANCE)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.
o

ooooo

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ISS CLASSIFICATION OF DIRECTORS - EUROPEAN POLICY 2014

EXECUTIVE DIRECTOR

o Employee or executive of the company;
o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)

o Any director who is attested by the board to be a non-independent NED;
o Any director specifically designated as a representative of a significant shareholder of the company;
o Any director who is also an employee or executive of a significant shareholder of the company;
o Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material (4) connection with the dissident, either currently or historically;
o Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
o Government representative;
o Currently provides (or a relativeo provides) professional services (2) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
o Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test (3));
o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
o Relativeo of a current or former executive of the company or its affiliates;
o A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
o Founder/co-founder/member of founding family but not currently an employee;
o Former executive (five-year cooling off period);
o Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence. (4) ;
o Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

INDEPENDENT NED

o Not classified as non-independent by ISS (see above);
o No material (5) connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

EMPLOYEE REPRESENTATIVE

o Represents employees or employee shareholders of the company (classified as "employee representative" and considered a non-independent NED).

FOOTNOTES

 (1) "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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 (2) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

 (3) A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value (of all outstanding financing operations) compared to the company's total assets is more than 5 percent.

 (4) For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

 (5) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

ooooo

CONTESTED DIRECTOR ELECTIONS

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

o Company performance relative to its peers;
o Strategy of the incumbents versus the dissidents;
o Independence of directors/nominees;
o Experience and skills of board candidates;
o Governance profile of the company;
o Evidence of management entrenchment;
o Responsiveness to shareholders;
o Whether a takeover offer has been rebuffed;
o Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

ooooo

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VOTING ON DIRECTORS FOR EGREGIOUS ACTIONS

Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to the director(s)'service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

oooooo

COMMITTEE OF REPRESENTATIVES AND CORPORATE ASSEMBLY ELECTIONS (DENMARK AND
NORWAY)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors' compliance with ISS' director election policy.

oooooo

DISCHARGE OF DIRECTORS

Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

o A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
o Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;
o Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

oooooo

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

ooooo

BOARD STRUCTURE

Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

ooooo

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3. CAPITAL STRUCTURE

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES

Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the NETHERLANDS).

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the NETHERLANDS).

For FRENCH companies, vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding "priority right," for a maximum of 50 percent over currently issued capital.

For FRENCH companies, generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

SPECIFIC ISSUANCES

Vote on a case-by-case basis on all requests, with or without preemptive rights.

ooooo

INCREASES IN AUTHORIZED CAPITAL

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

ooooo

REDUCTION OF CAPITAL

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

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ooooo

CAPITAL STRUCTURES

Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

ooooo

PREFERRED STOCK

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

ooooo

DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

ooooo

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.o ooooo

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

ooooo

ISS' 2014 EUROPEAN PROXY VOTING SUMMARY GUIDELINES                        - 18 -

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SHARE REPURCHASE PLANS

ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

o A repurchase limit of up to 10 percent of outstanding issued share capital;
o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
o Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf");, and
o Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
o Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

o The repurchase can be used for takeover defenses;
o There is clear evidence of abuse;
o There is no safeguard against selective buybacks;
o Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

MARKET-SPECIFIC EXCEPTIONS

For ITALY and GERMANY, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

o The duration of the authorization is limited in time to no more than 18 months;
o The total number of shares covered by the authorization is disclosed;
o The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
o A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
o The company has a clean track record regarding repurchases.

oooooo

REISSUANCE OF REPURCHASED SHARES

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

ooooo

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CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

ooooo

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4. COMPENSATION

COMPENSATION GUIDELINES

PREAMBLE

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;
2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
3. Avoid arrangements that risk "pay for failure;"
4. Maintain an independent and effective compensation committee;
5. Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I. Executive compensation-related proposals; and
II. Non-executive director compensation-related proposals

EXECUTIVE COMPENSATION-RELATED PROPOSALS

ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a case-by-case basis, and will generally recommend a vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:
1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;
1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
1.3. Companies shall adequately disclose all elements of the compensation, including:
1.3.1. Any short- or long-term compensation component must include a maximum award limit.
1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price

(options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
1.3.3. Discretionary payments, if applicable.

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:
2.1. The structure of the company's short-term incentive plan shall be appropriate.
2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.
2.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

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2.2.1. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and 2.2.2. For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3. The balance between short- and long-term variable compensation shall be appropriate
2.3.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk "pay for failure":
3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.
3.1.1. There shall be a clear link between the company's performance and variable awards.
3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.
3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or of
(ii) any more restrictive provision
pursuant to local legal requirements and/or market best practices.
3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4. Maintain an independent and effective compensation committee: 4.1. No executives may serve on the compensation committee.
4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

NON-EXECUTIVE DIRECTOR COMPENSATION

5. Avoid inappropriate pay to non-executive directors.

ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

o Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
o Proposed amounts are excessive relative to other companies in the country or industry.
o The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
o Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.
o Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

o Proposals include both cash and share-based components to non-executive directors.
o Proposals bundle compensation for both non-executive and executive directors into a single resolution.

ISS' 2014 EUROPEAN PROXY VOTING SUMMARY GUIDELINES                        - 22 -

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EQUITY-BASED COMPENSATION GUIDELINES

ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

o The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);
o The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
o The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
o If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

MARKET-SPECIFIC PROVISIONS FOR FRANCE:

o The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
o In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company's average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

FRENCH BURN RATE TABLE FOR 2014

     GICS                SECTOR  MEAN       STANDARD DEVIATION    2014 BURN RATE CAP
========= ====================== ==== ===== ===================== ======================
1010      ENERGY                      0.83%                 0.57%                  1.40%
--------- ---------------------- ---- ----- --------------------- ----------------------
1510      MATERIALS                   0.43%                 0.30%                  0.73%
--------- ---------------------- ---- ----- --------------------- ----------------------
2010-2030 INDUSTRIALS                 0.55%                 0.37%                  0.92%
--------- ---------------------- ---- ----- --------------------- ----------------------
2510-2550 CONSUMER DISCRETIONARY      0.61%                 0.50%                  1.11%
--------- ---------------------- ---- ----- --------------------- ----------------------
3010-3030 CONSUMER STAPLES            0.23%                 0.15%                  0.38%
--------- ---------------------- ---- ----- --------------------- ----------------------
3510-3520 HEALTHCARE                  0.91%                 1.61%                  2.02%
--------- ---------------------- ---- ----- --------------------- ----------------------
4010-4040 FINANCIALS                  0.40%                 0.44%                  0.84%
--------- ---------------------- ---- ----- --------------------- ----------------------
4510-5010 TECHNOLOGY & TELECOM        0.94%                 1.00%                  1.94%
--------- ---------------------- ---- ----- --------------------- ----------------------
5510      UTILITIES                   0.31%                 0.32%                  0.63%
--------- ---------------------- ---- ----- --------------------- ----------------------
                                 o

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oooooo

COMPENSATION-RELATED VOTING SANCTIONS

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis: 1. The (re)election of members of the remuneration committee; 2. The discharge of directors; or 3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

oooooo

STOCK OPTION PLANS -- ADJUSTMENT FOR DIVIDEND (NORDIC REGION)o

Vote against stock option plans in DENMARK, FINLAND, NORWAY, and SWEDEN if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

o Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
o Having significantly higher expected dividends than actual historical dividends;
o Favorably adjusting the terms of existing options plans without valid reason; and/or
o Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

oooooo

SHARE MATCHING PLANS (SWEDEN AND NORWAY)

ISS considers the following factors when evaluating share matching plans:

o For every share matching plan, ISS requires a holding period.
o For plans without performance criteria, the shares must be purchased at market price.

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o "For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value..
o In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS' guidelines.

oooooo

ISS' 2014 EUROPEAN PROXY VOTING SUMMARY GUIDELINES                        - 25 -

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5. ENVIRONMENTAL AND SOCIAL ISSUES

VOTING ON SOCIAL AND ENVIRONMENTAL PROPOSALS

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

ISS will generally recommend a vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

oooooo

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6. OTHER ITEMS

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a case-by-case basis.

oooooo

MERGERS AND ACQUISITIONS

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

ooooo

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

ooooo

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a case-by-case basis.

o

ooooo

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EXPANSION OF BUSINESS ACTIVITIES

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

oooooo

RELATED-PARTY TRANSACTIONS

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

o The parties on either side of the transaction;
o The nature of the asset to be transferred/service to be provided;
o The pricing of the transaction (and any associated professional valuation);
o The views of independent directors (where provided);
o The views of an independent financial adviser (where appointed);
o Whether any entities party to the transaction (including advisers) is conflicted; and
o The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

oooooo

ANTITAKEOVER MECHANISMS

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the NETHERLANDS, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares
(PPS) only if:

o The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS' categorization rules (ISS' EUROPEAN DIRECTOR INDEPENDENCE GUIDELINES) and the Dutch Corporate
Governance Code (i.e. a maximum of one member can be non-independent);
o No call / put option agreement exists between the company and a foundation for the issuance of PPS;
o The issuance authority is for a maximum of 18 months;
o The board of the company-friendly foundation is fully independent;
o There are no priority shares or other egregious protective or entrenchment tools;
o The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
o The foundation buying the PPS does not have as a statutory goal to block a takeover; and
o The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

ooooo

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a case-by-case basis.

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Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Note that policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

oooooo

o

AUTHORITY TO REDUCE MINIMUM NOTICE PERIOD FOR CALLING A MEETING

A recommendation to approve the "enabling" authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day's notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

oooooo

AUDITOR REPORT INCLUDING RELATED PARTY TRANSACTIONS (FRANCE)

ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

o Director Remuneration (including Severance Packages and Pension Benefits)
o Consulting Services
o Liability Coverage
o Certain Business Transactions

In general, ISS expects companies to provide the following regarding related-party transactions:

o Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

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o Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders' best interests;
o Fairness opinion (if applicable in special business transactions); and
o Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

oooooo

o

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                  2014 Australian Proxy Voting Recommendations

                                Benchmark Policy

                                August 22, 2014

                    Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com


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               ISS' 2014 AUSTRALIAN PROXY VOTING RECOMMENDATIONS

                                BENCHMARK POLICY

               Effective for Meetings on or after October 1, 2014

                           Published August 22, 2014

THE FOLLOWING GUIDELINES APPLY TO ASX-REGISTERED ISSUERS AND THOSE ENTITIES LISTED ON THE ASX AND DOMICILED IN COUNTRIES NOT COVERED BY A SEPARATE ISS POLICY.

TABLE OF CONTENTS

INTRODUCTION                                                                   4
  OVERVIEW                                                                     4
GENERAL                                                                        5
          Company Name Change                                                  5
          Authority to Postpone or Adjourn Meeting                             5
          Significant Change in Activities                                     5
          Capital Structure                                                    5
          Multiple Voting Rights                                               5
          Non-Voting Shares                                                    5
          Mergers and Demergers                                                6
          Financial Statements                                                 6
1. SHARE CAPITAL                                                               7
          1.1 Reduction of Share Capital: Cash Consideration Payable to
               Shareholders                                                    7
          1.2 Reduction of Share Capital: Absorption of Losses                 7
          1.3 Buybacks                                                         7
          1.4 Issue of Shares (Placement): Advance Approval                    7
          1.5 Issue of Shares (Placement): Retrospective Approval              8
2. BOARD OF DIRECTORS                                                          9
          2.1 Director Age Limits                                              9
          2.2 Alteration of the Number of Directors                            9
          2.3 Classification of Directors                                      9
          2.4 Election of Directors                                           10
          2.5 Combination of CEO and Chairperson                              12
          2.6 Removal of Directors                                            12
3. REMUNERATION                                                               13
          3.1 Remuneration Report                                             13
          3.2 Remuneration of Non-Executive Directors: Increase in
               Aggregate Fee Cap                                              13
          3.3 Remuneration of Non-Executive Directors: Approval of
               Share Plan                                                     14
          3.4 Remuneration of Executive Directors: Share Incentive Schemes   14
          3.5 Remuneration of Executives: Long-Term Incentives               14
          3.6 Long-Term Incentive Plan Amendments                            17
          3.7 Termination Benefit Approvals                                  17
4. AUDITORS                                                                  18


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          4.1 Reappointment of Auditor, and Authorization for the
               Directors to Set Auditor's Remuneration 18
          4.2 Appointment of a New Auditor                                    18
5. ENVIRONMENTAL AND SOCIAL ISSUES                                            19
          5.1 Global Approach                                                 19
          5.2 Board diversity                                                 19
          5.3 Economic, Environmental, and Sustainability Risks               20
MISCELLANEOUS                                                                 21
          Constitutional Amendment                                            21
          Renewal of "Proportional Takeover" Clause in Constitution           21
DISCLOSURE/DISCLAIMER                                                         22



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INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies. (1) As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

OVERVIEW

Regularly occurring agenda items include:

o Consideration of the financial statements and reports (not normally a voting item);
o Election of directors;
o Non-binding vote on the remuneration report;
o Approving issue of equity securities to directors;
o Approving an increase in the aggregate non-executive director fee cap;
o Approving changes to the company's constitution (requiring a 75-percent majority of votes cast).

 (1) The same principles will be applied to listed entities that are not 'pure' companies, such as trusts and stapled securities.

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GENERAL

COMPANY NAME CHANGE

ISS RECOMMENDATION: GENERALLY FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

AUTHORITY TO POSTPONE OR ADJOURN MEETING

ISS RECOMMENDATION: CASE-BY-CASE

ISS will consider proposals to provide the board with the authority to adjourn annual or special meetings as a change to the company constitution on a case by case basis, considering the board's rationale for proposing the amendment, as well as past practices in acting in the best interests of shareholders.

If there is evidence of the misuse of the authority to adjourn an annual or special meeting, ISS may consider recommending against the re-election of the chairperson, and if the chairperson is not up for re-election, any non-executive directors up for re-election that were present at the relevant meeting.

SIGNIFICANT CHANGE IN ACTIVITIES

ISS RECOMMENDATION: GENERALLY FOR

ISS generally recommends for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

CAPITAL STRUCTURE

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

MULTIPLE VOTING RIGHTS

ISS RECOMMENDATION: GENERALLY AGAINST

ISS will recommend against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

NON-VOTING SHARES

ISS RECOMMENDATION FOR INTRODUCTION: CASE-BY-CASE

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ISS RECOMMENDATION FOR CANCELLATION: GENERALLY FOR

ISS will recommend for proposals to create a new class of non-voting or subvoting shares only if:

o It is intended for financing purposes with minimal or no dilution to current shareholders;
o It is not designed to preserve the voting power of an insider or significant shareholder.

MERGERS AND DEMERGERS

ISS RECOMMENDATION FOR INTRODUCTION: CASE-BY-CASE

ISS will generally recommend for mergers and acquisitions, and demergers/spinoffs, unless:

o The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
o The company's structure following the acquisition or merger does not reflect good corporate governance;
o There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend against if the company does not provide sufficient information upon request to make an informed voting decision.

FINANCIAL STATEMENTS

ISS RECOMMENDATION: GENERALLY FOR

ISS will recommend for approval of financial statements and director and auditor reports, unless:

o There are concerns about the accounts presented or the audit procedures used;
o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

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1. SHARE CAPITAL

1.1 REDUCTION OF SHARE CAPITAL: CASH CONSIDERATION PAYABLE TO SHAREHOLDERS

ISS RECOMMENDATION: GENERALLY FOR

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

1.2 REDUCTION OF SHARE CAPITAL: ABSORPTION OF LOSSES

ISS RECOMMENDATION: GENERALLY FOR

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

1.3 BUYBACKS

ISS RECOMMENDATION: GENERALLY FOR

ISS generally recommends for requests to repurchase shares, unless:

o There is clear evidence available of past abuse of this authority;
o It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

1.4 ISSUE OF SHARES (PLACEMENT): ADVANCE APPROVAL

ISS RECOMMENDATION: CASE-BY-CASE

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

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o Dilution to shareholders;
o In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;
o Discount/premium in purchase price to the investor;
o Use of proceeds;
o Any fairness opinion;
o Results in a change in control;
o Financing or strategic alternatives explored by the company;
o Arms-length negotiations;
o Conversion rates on convertible equity (if applicable).

1.5 ISSUE OF SHARES (PLACEMENT): RETROSPECTIVE APPROVAL

ISS RECOMMENDATION: CASE-BY-CASE

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), ISS routinely recommends in favor of such proposals.

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2. BOARD OF DIRECTORS

2.1 DIRECTOR AGE LIMITS

ISS RECOMMENDATION: GENERALLY AGAINST

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

2.2 ALTERATION OF THE NUMBER OF DIRECTORS

ISS RECOMMENDATION: CASE-BY-CASE

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals seeking to alter board size on a case-by-case basis, evaluating the request of the proposal and the board's rationale.

In general, proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

2.3 CLASSIFICATION OF DIRECTORS

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

o Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;
o Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;
o Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;
o Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);
o Does not have a material contractual relationship with the corporate group;
o Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

SUBSTANTIAL SHAREHOLDERS

o A "substantial" shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

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o Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

FORMER EXECUTIVES

o The three-year rule is treated as a genuine "cooling off" period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

ADVISERS, SUPPLIERS, CUSTOMERS, CLOSE FAMILY TIES

Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent, (unless a separate reason exists for classifying as non-independent).

o The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and
A$50,000 per annum for small advisers/suppliers/customers. "Large" advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the three most recent financial years.

RESIDUAL

o A company founder is classified as non-independent under the "residual" category (other interests or relationships) even if he or she is no longer a substantial shareholder.
o A relative (or a person with close family ties) of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.
o If the company's annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.
o There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 12 or more years may be classified as non-independent under the residual category.

2.4 ELECTION OF DIRECTORS

ISS considers the overall composition of the board, and of the audit, remuneration, risk (if applicable), and nomination committees, as well as individual directors' attendance records.

As a matter of best practice, the board of a listed entity should also have a committee or committees to oversee risk. Such a committee(s) could be a stand-alone risk committee, a combined audit and risk committee or a combination of board committees addressing different elements of risk. ISS will include the level of disclosure related to a risk committee in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

In addition, ISS will include the disclosure provided by the company in a Skills Matrix of the board's composition. The skills matrix need not be prospective; instead it could be retrospective; which may alleviate commercial confidentiality issues around disclosure. Generally the skills matrix will identify the gaps in skills by the board to address the company's business strategy. ISS will include such disclosure in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

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ISS will also consider the history of a particular director when deciding whether to recommend in favor of a director's (re)election. Examples of circumstances where ISS will consider recommending against a director's
(re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders (such as adjourning an annual or special meeting in circumstances or manner which is not in the best interest of shareholders).

Where there is a majority-independent board (greater than 50 percent), ISS will recommend for the (re)election of a board-nominated director unless:

o He or she is executive and chairperson, and no "lead director" has been appointed from among the independent directors (recommend against; but if he or she is company founder and integral to the company, recommend for);
o He or she is executive (but not the CEO) and is on the audit committee (recommend against);
o He or she is non-independent due to being a former partner or employee of the company's auditor, and is on audit committee (recommend against);
o He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend against);
o He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend against);
o He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend against, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

o Generally recommend against executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;
o Recommend against a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);
o Recommend against any director who is non-independent due to being a former partner or employee of the company's auditor, and is on the audit committee;
o Recommend against any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;
o Recommend against any director who sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

Recommend against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

EXCESSIVE NON-AUDIT FEES
Generally vote against the reelection of individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if Non-audit fees (Other Fees) paid to the external audit firm exceeds audit and audit-related fees, and tax compliance/preparation fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the Company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Under extraordinary circumstances, recommend against directors individually, on a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
o Failure to replace management as appropriate; or
o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.5 COMBINATION OF CEO AND CHAIRPERSON

ISS RECOMMENDATION: CASE-BY-CASE

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

2.6 REMOVAL OF DIRECTORS

ISS RECOMMENDATION: CASE-BY-CASE

The major decision factors are:

o Company performance relative to its peers;
o Strategy of the incumbents versus the dissidents;
o Independence of directors/nominees;
o Experience and skills of board candidates;
o Governance profile of the company;
o Evidence of management entrenchment;
o Responsiveness to shareholders.

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3. REMUNERATION

3.1 REMUNERATION REPORT


ISS RECOMMENDATION: CASE-BY-CASE

ISS' approach is to ascertain, from the remuneration report, the key positive and negative features of the company's approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of: (a) the way in which the company pays its executives and non-executive directors; (b) the adequacy and quality of the company's disclosure generally; and (c) the appropriateness and quality of the company's disclosure linking identified material business risks and the predetermined key performance indicators (KPI) that determine annual variable executive compensation outcomes.

The Australian Securities and Investment Commission (ASIC) released Regulatory Guide (RG) 247 on 27 March 2013 to give guidance to companies on their compliance to disclosure under section 299A of the Corporations Act 2001 (Cth) (the Act) --Annual directors' report -- additional and general requirements for listed entities. Specifically sub sections (1) -- (a) to (c) of section 299A of the Act. RG 247 sets out the required disclosure in the Operating and Financial Review (OFR) in terms of the company's prospects for FUTURE FINANCIAL YEARS in terms of the company's business strategies and material business risks.

ISS' approach is to ascertain from the OFR if the company has linked, in the remuneration report, the management of its material business risks to its key performance indicators (KPI) in determining remuneration for key management personnel (KMP).

In relation to (a), ISS' approach to long-term incentive plans is covered in "Remuneration of Executives: Long-Term

Incentives" below.

3.2 REMUNERATION OF NON-EXECUTIVE DIRECTORS: INCREASE IN AGGREGATE FEE CAP

ISS RECOMMENDATION: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach, taking into account the following factors:

o The size of the proposed increase;
o The level of fees compared to those at peer companies;
o The explanation the board has given for the proposed increase;
o Whether the company has discontinued retirement benefits;
o The company's absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;
o The company's policy and practices on non-executive director remuneration, including equity ownership;
o The number of directors presently on the board and any planned increases to the size of the board;
o The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend against the increase. ISS also will recommend against a fee cap increase where a company is seeking an increase after a period of poor absolute and

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relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

3.3 REMUNERATION OF NON-EXECUTIVE DIRECTORS: APPROVAL OF SHARE PLAN

ISS RECOMMENDATION: GENERALLY FOR

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14) .

The ISS recommendation in such cases is generally for because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

3.4 REMUNERATION OF EXECUTIVE DIRECTORS: SHARE INCENTIVE SCHEMES

ISS RECOMMENDATION: CASE-BY-CASE

Share incentive schemes in Australia usually provide for "performance rights," "performance shares," "conditional rights," or similar instruments, all of which are economically zero exercise price options (ZEPOs).

The use of share option plans has significantly declined to a level which makes them rare. This is largely because of the introduction in Division 83A (the Income Tax Assessment Act 1997 (Cth) effective from 1 July 2009) of taxation at vesting. In addition, the elimination of tax refunds for vested but "out of the money" options has also exacerbated the situation following the introduction of Division 83A of the Income Tax Assessment Act 1997 (Cth) effective from 1 July 2009.

A smaller number of share incentive schemes are structured as loan-funded share plans.

3.5 REMUNERATION OF EXECUTIVES: LONG-TERM INCENTIVES

ISS RECOMMENDATION: CASE-BY-CASE

In Australia, there is no statutory or listing rule requirement for companies to put long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that equity instruments issued under it do not count toward the "15 percent in 12 months" dilution cap (see "Issue of Shares (Placement): Advance Approval", above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of equity awards to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. ISS believes that long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS' assessment of the Remuneration Report.

ISS reviews long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

EXERCISE PRICE

o Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as

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     "discounted" rights, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)o Plans should not allow the repricing of underwater options.

VESTING PERIOD

o Should be appropriate time restrictions before rights can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

PERFORMANCE HURDLES

o Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).
o Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance, and the peer group should be defensible (e.g. not too small, and not "cherry picked").
o A sliding-scale hurdle -- under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) -- is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.
o Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.
o An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest -- and executives to be rewarded -- without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long term.
o Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than
ZEPOs, are being granted.
o For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

RETESTING

o A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved toward annual grants of awards that mitigate the concerns over "cliff-vesting," and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move toward reducing the number of retests to a small number, if not eliminating retesting altogether.
o In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period,

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starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend against a resolution to approve the scheme in question, or a grant of rights under the scheme. This may also lead to an against recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

TRANSPARENCY

o Methodology for determining exercise price should be disclosed.
o Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.
o Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.
o Time restrictions before options can be exercised should be disclosed.o Any restrictions on disposing of shares received should be disclosed. o Full cost of options to the company should be disclosed.
o Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.
o Method of purchase or issue of shares on exercise of options should be disclosed.

DILUTION OF EXISTING SHAREHOLDERS' EQUITY

o Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

LEVEL OF REWARD

o Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

ELIGIBILITY FOR PARTICIPATION IN THE SCHEME

o Scheme should be open to all key executives.
o Scheme should not be open to non-executive directors.

OTHER

o Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).
o Plans should include "good" leaver/"bad" leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

o Exercise price is discounted;
o Vesting period is too short;
o Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);
o Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;
o Plan allows for excessive dilution;
o Company failed to disclose adequate information regarding any element of the scheme.

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3.6 LONG-TERM INCENTIVE PLAN AMENDMENTS

ISS RECOMMENDATION: CASE-BY-CASE

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend against the amendment to express dissatisfaction with the underlying terms of the plan.


3.7 TERMINATION BENEFIT APPROVALS

ISS RECOMMENDATION: CASE-BY-CASE

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) "termination benefits" to senior executives at 12 months' base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

ISS will generally recommend against resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote for the provision of termination benefits under the plan in excess of 12 months' base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

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4. AUDITORS

4.1 REAPPOINTMENT OF AUDITOR, AND AUTHORIZATION FOR THE DIRECTORS TO SET AUDITOR'S REMUNERATION


ISS RECOMMENDATION: GENERALLY FOR

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend for the appointment of auditors and authorizing the board to fix their remuneration, unless:

o There are serious concerns about the accounts presented or the audit procedures used;
o Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

4.2 APPOINTMENT OF A NEW AUDITOR

ISS RECOMMENDATION: GENERALLY FOR

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is for. A compelling reason might be a past association as auditor during a period of financial trouble.

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5. ENVIRONMENTAL AND SOCIAL ISSUES

5.1 GLOBAL APPROACH

ISS RECOMMENDATION: CASE-BY-CASE

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

5.2 BOARD DIVERSITY

ISS views diversity on boards as an important topic for engagement with the company. We examine diversity as part of board refreshment so as to provide our clients with the best information on which to base an informed voting decision. ISS will report on the company's disclosure on the measures to achieve greater diversity. A company may take a broader definition of diversity in its approach than only gender. Such a definition may include matters of age, disability, ethnicity, marital or family status, religious or cultural background, sexual orientation and gender identity.

ISS reports on whether a company:

o has a diversity policy;
o has measurable objectives on promoting gender diversity;
o reports on progress against those measurable objectives; and
o reports on the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including how the company has defined "senior executive" for these purposes); or
o if the entity is a "relevant employer" under the Workplace Gender Equality Act, the entity's most recent
"Gender Equality Indicators", as defined in and published under that Act;
o Whether the company uses Box 1.5 of the ASX Guidelines 3rd Ed. to create the company's diversity policy.

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5.3 ECONOMIC, ENVIRONMENTAL, AND SUSTAINABILITY RISKS

Where appropriate, ISS will report on the quality of the company's disclosure on its economic, environmental, and sustainability risks and how it regards these risks.

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MISCELLANEOUS

CONSTITUTIONAL AMENDMENT

ISS RECOMMENDATION: CASE-BY-CASE

Proposals to amend the company's constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

RENEWAL OF "PROPORTIONAL TAKEOVER" CLAUSE IN CONSTITUTION

ISS RECOMMENDATION: GENERALLY FOR

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.



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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                   2014 Japan Proxy Voting Summary Guidelines

                               December 19, 2013











                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com


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                ISS' 2014 JAPAN PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                          Published December 19, 2013


TABLE OF CONTENTS

1.  APPROVAL OF FINANCIAL STATEMENTS                                           4
2.  INCOME ALLOCATION                                                          4
3.  ELECTION OF DIRECTORS                                                      4
    Independence criteria for Japan                                            5
4.  ELECTION OF STATUTORY AUDITORS                                             6
5.  ARTICLE AMENDMENTS                                                         6
    Expansion of business activities                                           6
    Adoption of a U.S.-style three committee board structure                   6
    Increase in authorized capital                                             6
    Creation/modification of preferred shares/class shares                     6
    Repurchase of shares at board's discretion                                 6
    Allow company to make rules governing the exercise of
     shareholders' rights                                                      7
    Limit rights of odd shareholders                                           7
    Lower quorum requirement                                                   7
    Amendments related to takeover defenses                                    7
    Decrease in maximum board size                                             7
    Supermajority vote requirement to remove a director                        7
    Reduce directors' term in office from two years to one year                7
    Remove language preventing classification of board                         7
    Limitations of liability for directors/statutory auditors                  7
    Limitations of liability for external auditors                             7
    Payment of dividends at the board's discretion                             7
    Management buyout related amendments                                       7
6.  ANNUAL BONUSES FOR DIRECTORS/STATUTORY AUDITORS                            7
7.  RETIREMENT BONUSES/SPECIAL PAYMENTS IN CONNECTION WITH
     ABOLITION OF RETIREMENT BONUS SYSTEM                                      8
    Retirement Bonuses                                                         8
    Special Payments in Connection with Abolition of Retirement
     Bonus System                                                              8
8.  STOCK OPTION PLANS/DEEP-DISCOUNTED STOCK OPTION PLANS                      8


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    Stock Option Plans                                                         8
    Deep-Discounted Stock Option Plans                                         8
9.  DIRECTOR COMPENSATION CEILING                                              9
10. STATUTORY AUDITOR COMPENSATION CEILING                                     9
11. AUDIT FIRM APPOINTMENTS                                                    9
12. SHARE REPURCHASE PLANS                                                     9
13. TAKEOVER DEFENSE PLANS (POISON PILLS)                                      9
14. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES
     (PRIVATE PLACEMENTS)                                                     10
15. SHAREHOLDER PROPOSALS                                                     10
16. SOCIAL/ENVIRONMENTAL ISSUES                                               11
    Global Approach                                                           11
DISCLOSURE/DISCLAIMER                                                         12


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1. APPROVAL OF FINANCIAL STATEMENTS

Vote for approval of financial statements, unless:

o External auditor expressed no opinion, or raised concerns; or
o Statutory auditors/audit committee raised concerns; or
o There are concerns about the financial statements presented or audit procedures used.

2. INCOME ALLOCATION

Vote for approval of income allocation, unless:

o Payout ratio is consistently low without adequate justification; or
o Payout ratio is too high, potentially damaging financial health.

3. ELECTION OF DIRECTORS

ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, vote for the election of directors, except for:

o A top executive (1) if the board, after the shareholder meeting, does not include at least one outsider, regardless of independence; or
o A top executive at a company that has a controlling shareholder, where the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan; or
o An outside director nominee who attended less than 75 percent of board meetings during the year under review (2);
or
o A top executive who is responsible for not implementing a shareholder proposal which has received a majority (3) of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

In addition, at companies with a U.S.-type three committee structure, vote for the election of directors, unless:

o The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent; or
o Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

1. In most cases, the top executive will be the "shacho" (president). However, there are companies where the ultimate decision-making authority rests with the "kaicho" (executive chairman) or "daihyo torishimariyaku" (representative director).

2. The attendance of inside directors is not disclosed in Japan.

3. Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

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Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
o Failure to replace management as appropriate; or
o Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

INDEPENDENCE CRITERIA FOR JAPAN

Those outside director candidates falling into any of the following categories should be regarded as non-independent.

o Individuals who work or worked at major shareholders of the company in question;
o Individuals who work or worked at main lenders/banks to the company in question;
o Individuals who work or worked at the lead underwriter(s) of the company in question;
o Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient's perspective or is not disclosed;
o Individuals who worked at the company's audit firm;
o Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or
o Individuals who have a relative(s) working at the company in question.

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4. ELECTION OF STATUTORY AUDITORS

Vote for the election of statutory auditors, unless:

o The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan (4); or o The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or o The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior. o Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

5. ARTICLE AMENDMENTS

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

EXPANSION OF BUSINESS ACTIVITIES

Vote for this change, unless:

o A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

ADOPTION OF A U.S.-STYLE THREE COMMITTEE BOARD STRUCTURE
Vote for this change, unless:

o None of the outside director candidates meets ISS criteria on independence
(5).

INCREASE IN AUTHORIZED CAPITAL
 Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise,

 Vote for this change, unless:

o The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
o The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
o The increase is intended for a poison pill, which ISS opposes.

CREATION/MODIFICATION OF PREFERRED SHARES/CLASS SHARES
Vote case-by-case on this request.

REPURCHASE OF SHARES AT BOARD'S DISCRETION
Vote against this change.

4. ISS uses the same independence criteria for directors and statutory auditors. See "Election of Directors."

5. See "Election of Directors" for ISS criteria on independence.

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ALLOW COMPANY TO MAKE RULES GOVERNING THE EXERCISE OF SHAREHOLDERS' RIGHTS
Vote against this change.

LIMIT RIGHTS OF ODD SHAREHOLDERS
Vote for this change.

LOWER QUORUM REQUIREMENT
Vote against this change.

AMENDMENTS RELATED TO TAKEOVER DEFENSES
Vote for this change, unless:

o ISS opposes or has opposed the poison pill proposal by itself.

DECREASE IN MAXIMUM BOARD SIZE
Vote for this change, unless:

o The decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

SUPERMAJORITY VOTE REQUIREMENT TO REMOVE A DIRECTOR
Vote against this change.

REDUCE DIRECTORS' TERM IN OFFICE FROM TWO YEARS TO ONE YEAR
Vote for this change.

REMOVE LANGUAGE PREVENTING CLASSIFICATION OF BOARD
Vote against this change.

LIMITATIONS OF LIABILITY FOR DIRECTORS/STATUTORY AUDITORS
Vote for this change.

LIMITATIONS OF LIABILITY FOR EXTERNAL AUDITORS
Vote against this change.

PAYMENT OF DIVIDENDS AT THE BOARD'S DISCRETION
Vote against this change.

MANAGEMENT BUYOUT RELATED AMENDMENTS
Vote case-by-case on this request.

6. ANNUAL BONUSES FOR DIRECTORS/STATUTORY AUDITORS

Vote for approval of annual bonuses, unless:

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o Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly
behavior.

7. RETIREMENT BONUSES/SPECIAL PAYMENTS IN CONNECTION WITH ABOLITION OF RETIREMENT BONUS SYSTEM

RETIREMENT BONUSES

Vote for approval of retirement bonuses, unless:

o Recipients include outsiders (6); or
o Neither the individual payments nor the aggregate amount of the payments is disclosed; or
o Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

SPECIAL PAYMENTS IN CONNECTION WITH ABOLITION OF RETIREMENT BONUS SYSTEM

Vote for approval of special payments in connection with abolition of retirement bonus system, unless:

o Recipients include outsiders (7); or
o Neither the individual payments nor the aggregate amount of the payments is disclosed; or
o Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

8. STOCK OPTION PLANS/DEEP-DISCOUNTED STOCK OPTION PLANS

STOCK OPTION PLANS

Vote for approval of stock option plans, unless:

o Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;
o Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
o The maximum number of options that can be issued per year is not disclosed.


DEEP-DISCOUNTED STOCK OPTION PLANS

Vote for approval of deep-discounted stock option plans, unless:

o Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

6. However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.

7. Id.

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o Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
o The maximum number of options that can be issued per year is not disclosed;
or
o No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

9. DIRECTOR COMPENSATION CEILING

Vote for proposals seeking to increase director fees, if:

o The specific reason(s) for the increase are explained; or
o The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

o The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

10. STATUTORY AUDITOR COMPENSATION CEILING

Vote for proposals seeking to increase statutory auditor compensation ceiling, unless:

o Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

11. AUDIT FIRM APPOINTMENTS

Vote for the appointment of audit firms, unless:

o There are serious concerns related to changing auditors.

12. SHARE REPURCHASE PLANS

Vote for the share repurchase plans, unless:

o The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or
o There are serious concerns about a possible adverse impact on shareholder value.

13. TAKEOVER DEFENSE PLANS (POISON PILLS)

Vote for approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

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o The board does not include at least 20 percent (but no fewer than two)
independent directors (8) after the
shareholder meeting; or
o These independent directors fail to meet ISS guidelines on board meeting attendance (9); or
o The directors are not subject to annual election; or
o One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or
o The trigger threshold is set at less than 20 percent of shares outstanding;
or
o The duration of the poison pill exceeds three years; or
o There are other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or
o The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

o The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

14. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)

Vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation -- Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
o Market reaction -- How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale -- Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Conflicts of interest -- Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o Governance -- Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

15. SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

8. See "Election of Directors" for ISS criteria on independence.

9. See "Election of Directors" for ISS criteria on board meeting attendance.

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16. SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

 Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ooooo

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts
(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                   2014 Korea Proxy Voting Summary Guidelines

                               December 19, 2013






                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com


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                ISS' 2014 KOREA PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                          Published December 19, 2013


TABLE OF CONTENTS

  1.  APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH
        OR STOCK DIVIDENDS)                                                    3
  2.  AMENDMENTS TO THE ARTICLES OF INCORPORATION                              3
      Issuance limit on new shares or convertible securities                   3
      Increase in authorized capital                                           3
      Stock split / reverse stock split                                        3
      Preferred stock / non-voting common shares                               3
      Diversification / expansion of business objectives                       3
      Establishment of audit committee                                         3
      Stock option grant                                                       4
      Amend quorum requirements                                                4
      Cumulative voting                                                        4
      Golden parachute clause                                                  4
      Authorizing board to approve financial statements and income
       allocation                                                              4
  3.  ELECTION OF DIRECTORS                                                    4
  4.  ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)                5
      Election of Audit Committee Member(s)                                    5
      Election of Internal Auditor(s)                                          5
  5.  REMUNERATION CAP ON DIRECTORS (AND INTERNAL AUDITOR)                     6
  6.  REDUCTION IN CAPITAL                                                     6
      Reduction in capital accompanied by cash consideration                   6
      Reduction in capital not accompanied by cash consideration               6
  7.  STOCK OPTION GRANTS                                                      6
  8.  SPINOFF AGREEMENT                                                        7
  9.  MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND
       FORMATION OF HOLDING COMPANY                                            7
  10. AMENDMENTS TO TERMS OF SEVERANCE PAYMENTS TO EXECUTIVES                  8
  11. SHAREHOLDER PROPOSALS                                                    9
  12. SOCIAL/ENVIRONMENTAL ISSUES                                              9
      Global Approach                                                          9
DISCLOSURE/DISCLAIMER                                                         10


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1. APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH OR STOCK
DIVIDENDS)

Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

o The dividend payout ratio has been consistently low without adequate justification;
o The payout is excessive given the company's financial position;
o There are concerns about the accounts presented or audit procedures used; or

o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

ISSUANCE LIMIT ON NEW SHARES OR CONVERTIBLE SECURITIES

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants to non-shareholders without triggering existing shareholders' preemptive rights. When such articles are sought to be amended, only vote for the amendments if:

o The potential dilution ratio to existing shareholders does not exceed 20 percent; and
o The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

INCREASE IN AUTHORIZED CAPITAL

Generally vote for increases in authorized capital, unless:

o The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification;
or
o The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

STOCK SPLIT / REVERSE STOCK SPLIT

Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

PREFERRED STOCK / NON-VOTING COMMON SHARES

Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

DIVERSIFICATION / EXPANSION OF BUSINESS OBJECTIVES

Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

ESTABLISHMENT OF AUDIT COMMITTEE

Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

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STOCK OPTION GRANT

Generally vote for a proposed stock option grant, unless:

o The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
o The maximum dilution level under the plan exceeds 10 percent for a growth company.

AMEND QUORUM REQUIREMENTS

Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

CUMULATIVE VOTING

Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

GOLDEN PARACHUTE CLAUSE

Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

AUTHORIZING BOARD TO APPROVE FINANCIAL STATEMENTS AND INCOME ALLOCATION

Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

3. ELECTION OF DIRECTORS

Korean law imposes two different sets of corporate governance standards on listed companies -- one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

Consider the history of a particular director when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against a director's (re)election should be considered include:

o Adequate disclosure has not been provided in a timely manner;
o There are clear concerns over questionable finances or restatements;
o There have been questionable transactions with conflicts of interest;
o There is any record of abuses against minority shareholder interests;
o The board fails to meet minimum corporate governance standards;
o A director has had significant involvement with a failed company;
o A director has in the past appeared not to have acted in the best interests of all shareholders;
o A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
o A director has been indicted by the Prosecutors' Office and there are pending investigations;
o An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation; or
o An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree.

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For large companies, in a case where independent non-executive directors (per
ISS' classification of directors) represent less than a majority of the board, vote against the following directors:

o Inside/executive directors who are neither CEO nor a member of the founding family; and/or
o The most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Under extraordinary circumstances, vote against individual directors, members of committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

4. ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)

ELECTION OF AUDIT COMMITTEE MEMBER(S)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Consider the history of a particular audit committee member when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

o There are serious concerns about the statutory reports presented or audit procedures used;
o A director has had significant involvement with a failed company;
o A director has in the past appeared not to have acted in the best interests of all shareholders;
o A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
o A director has been indicted by the Prosecutors' Office and there are pending investigations;
o An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;
o An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
o An inside director seeks to become an audit committee member (for large companies only);
o A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
o Other questions exist concerning any of the audit committee members being appointed.

ELECTION OF INTERNAL AUDITOR(S)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)appointment.

Examples of circumstances where a vote against an internal auditor's
(re)appointment should be considered include:

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o There are serious concerns about the statutory reports presented or audit procedures used;
o The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
o A nominee has had significant involvement with a failed company;
o A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
o A nominee has been indicted by the Prosecutor's Office and there are pending investigations;
o A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
o Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5. REMUNERATION CAP ON DIRECTORS (AND INTERNAL AUDITOR)

Generally vote for the approval of a remuneration cap on directors (or the internal auditor), unless:

o The proposed limit on directors' remuneration is excessive relative to peer companies' remuneration caps; and/or
o The company is asking for a significant fee cap increase where:
o The company reported sound financial performance but its dividend payout ratio has been low in the past couple of years (or for the most recent five years for widely held companies) without any reasonable justification; and/or
o The company has generated a net loss in the most recent two financial years.

6. REDUCTION IN CAPITAL

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

REDUCTION IN CAPITAL ACCOMPANIED BY CASH CONSIDERATION

Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and is part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

REDUCTION IN CAPITAL NOT ACCOMPANIED BY CASH CONSIDERATION

Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

7. STOCK OPTION GRANTS

Generally vote for stock option grant proposals, unless:

o The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
o The maximum dilution level under the plan exceeds 10 percent for a growth company.

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In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

8. SPINOFF AGREEMENT

Generally vote for the approval of a spinoff agreement, unless:

o The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
o The company's structure following the spinoff does not reflect good corporate governance;
o There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or
o The company does not provide sufficient information upon request to make an informed voting decision.

9. MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND FORMATION OF HOLDING COMPANY

Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

o The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
o The company's structure following such transactions does not reflect good corporate governance;
o There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;
o The company does not provide sufficient information upon request to make an informed voting decision; and/or
o The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

VALUATION

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

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For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

MARKET REACTION

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

STRATEGIC RATIONALE

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

CONFLICTS OF INTEREST

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

GOVERNANCE

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

TRADING OPPORTUNITY FROM THE DISSIDENT'S RIGHT

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

10. AMENDMENTS TO TERMS OF SEVERANCE PAYMENTS TO EXECUTIVES

Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

o The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

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o The negative provisions proposed in a resolution outweigh any positive ones;
and/or
o The company proposes to introduce a new clause that is effectively a golden parachute clause.

11. SHAREHOLDER PROPOSALS

Vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost. However, vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

In addition, vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

12. SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                     2014 Singapore Proxy Voting Guidelines

                               December 19, 2013


















                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com


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              ISS' 2014 SINGAPORE PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                          Published December 19, 2013


TABLE OF CONTENTS
OVERVIEW                                                                       3
OPERATIONAL ITEMS                                                              4
          Approval of Financial Statements and Statutory Reports               4
          Dividend Distribution                                                4
BOARD OF DIRECTORS                                                             5
          Election of Directors                                                5
          Director Tenure                                                      5
          Voting for Director Nominees in Contested Elections                  5
REMUNERATION                                                                   7
          Directors Fees                                                       7
          Stock Option Plans                                                   7
          Performance Share Plans                                              7
AUDIT                                                                          8
SHARE ISSUANCE REQUESTS                                                        9
          General Issuance Requests                                            9
          Specific Issuance Requests                                           9
          Share Repurchase Plans                                               9
RELATED-PARTY TRANSACTIONS                                                    10
CAPITAL                                                                       11
          Debt Issuance Requests                                              11
MERGERS & ACQUISITIONS                                                        12
SOCIAL/ENVIRONMENTAL ISSUES                                                   13
DISCLOSURE/DISCLAIMER                                                         14


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OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the annual general meeting
(AGM) shall be made up to a date of not more than four months before the AGM.

o Approval of financial statements and statutory reports;
o Dividend distribution;
o Election of directors;
o Approval of remuneration of directors;
o Auditor appointment and approval of auditor remuneration;
o Capital raising requests;
o Compensation proposals.

Other items that may be submitted for shareholder approval include:

o Debt issuance requests;
o Amendments to articles of associations;
o Related-party transactions;
o Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

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OPERATIONAL ITEMS

APPROVAL OF FINANCIAL STATEMENTS AND STATUTORY REPORTS

Vote for approval of financial statements and director and auditor reports, unless:

o There are concerns about the accounts presented or audit procedures used; or

o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DIVIDEND DISTRIBUTION

IGenerally vote for approval of the allocation of income, unless:

o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o The payout is excessive given the company's financial position.

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BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Generally vote for the re/election of directors, unless:

o The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
o The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
o Medical issues/illness;
o Family emergencies;
o The director has served on the board for less than a year; and
o Missing only one meeting (when the total of all meetings is three or fewer).

o The nominee is an executive director serving on the audit, remuneration, or nomination committee;
o The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or
o Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

Generally vote against all members of the audit committee up for reelection if:


o The non-audit fees paid to the auditor are excessive; or
o The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

DIRECTOR TENURE

Under ISS' Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

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The major decision factors are:

o Company performance relative to its peers;
o Strategy of the incumbents versus the dissidents;
o Independence of directors/nominees;
o Experience and skills of board candidates;
o Governance profile of the company;
o Evidence of management entrenchment;
o Responsiveness to shareholders;
o Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and
(2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

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REMUNERATION

DIRECTORS FEES

Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

STOCK OPTION PLANS

ISS has historically recommended voting against a proposed option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. ISS has also recommended voting against stock option plans that allow for the granting of options with an exercise price at a discount to the current market price.

ISS will recommend voting against an option plan if:

o The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
o The plan permits options to be issued with an exercise price at a discount to the current market price; or
o Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards (1).

This rationale recognizes the benefit of well-structured option plans at plans at mature companies, provided that performance criteria are sufficiently robust.

PERFORMANCE SHARE PLANS

For performance-based plans alone, ISS supports a maximum dilution of 10 percent of a company's issued capital provided that appropriate performance hurdles are employed.

ISS will recommend voting against a performance share plan or restricted share plan if:

o The maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

o Directors eligible to receive shares under the plan are involved in the administration of the plan and the administrator has the discretion over their awards (2).

In principle, the shares should be subject to performance criteria for all participants except for shares granted to non-executive directors in lieu of cash fees, and in order to evaluate performance criteria, full disclosure on the performance requirements is recommended.

 (1) Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

 (2) Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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AUDIT

ISS recognizes that Singapore is in the forefront of good corporate governance practices in Asia regarding auditors, as the Companies Act mandates the appointment of an audit committee.

However, the practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

o There are serious concerns about the accounts presented or the audit procedures used;
o The auditor is being changed without explanation; or
o The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if excessive non-audit fees are related to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

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SHARE ISSUANCE REQUESTS

GENERAL ISSUANCE REQUESTS

Share issuance authorizations are good for only one year. The listing manual of the SGX, as amended in 1999, allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital, with a sub-limit of 20 percent of issued capital on shares that may be issued without preemptive rights. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small. ISS believes shareholders should have preemptive rights for large stock issuances, but also believes companies should have the flexibility to transact ordinary business and should not have to incur the extra expense of providing preemptive rights for small issuances.

SPECIFIC ISSUANCE REQUESTS

Because all share issuance authorities last for only one year, companies must regularly request these authorities. There are two routine types of specific issuance requests. The first type is to service share option plans, usually for a maximum of 15 percent of outstanding capital -- the maximum allowable size, under the listing rules, for option plans using unissued shares. Companies generally do not use the entire authority, but ISS does not support requests to issue more than 5 percent of capital for option plans (10 percent in the case of growth companies, or where challenging performance criteria and meaningful vesting periods are applied to plans in mature companies) as the potential dilution to ordinary shareholders is unacceptably high (see "Stock Option Plans" above). The second type of special authorization request is for a specific purpose such as a bonus issue, a rights issue, or the financing of an acquisition or merger if it will require shares to be issued in excess of the limits in the general mandate. ISS reviews these requests on a case-by-case basis.

SHARE REPURCHASE PLANS

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

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RELATED-PARTY TRANSACTIONS

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business. Provided that such transactions are carried out at arms-length and on normal commercial terms, such requests are reasonable.

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CAPITAL

DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:


o Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?
o Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
o Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
o The company's financial position: What is the company's current leverage and how does that compare to its peers?
o The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

o The size of the debt being requested is disclosed;
o A credible reason for the need for additional funding is provided;
o Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND
o There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, ISS will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

o The proposed maximum amount is more than twice the company's total debt;
o It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND
o The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If ISS does not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.


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MERGERS & ACQUISITIONS

ISS evaluates any merger or acquisition on case-by-case bases, taking into consideration of following factors:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
o Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                      2014 Taiwan Proxy Voting Guidelines

                               December 19, 2013








                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com


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                    ISS' 2014 TAIWAN PROXY VOTING GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                            Published Dec. 19, 2013


TABLE OF CONTENTS

OVERVIEW                                                                       3
FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS                              4
ALLOCATION OF INCOME AND DIVIDENDS                                             5
CASH DIVIDENDS FROM EARNINGS                                                   5
CASH DIVIDENDS OR NEW SHARES FROM CAPITAL RESERVES                             5
STOCK DIVIDENDS                                                                6
CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING CASH TO SHAREHOLDERS     7
AMENDMENTS TO COMPANY BYLAWS                                                   8
ARTICLES OF ASSOCIATION                                                        8
          Increase in authorized capital                                       8
          Establishment of an audit committee to replace supervisors           8
          Adoption of the nomination system for the election of directors
            and supervisors                                                    8
          Change of board size                                                 8
OTHER COMPANY BYLAWS                                                           8
CAPITAL RAISING                                                               10
EQUITY-BASED COMPENSATION                                                     11
ELECTION OF DIRECTORS AND SUPERVISORS                                         12
RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF DIRECTORS                14
MERGERS & ACQUISITIONS                                                        15
TRANSACT OTHER BUSINESS                                                       16
DISCLOSURE/DISCLAIMER                                                         17


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Overview

Companies must hold their annual general meetings (AGMs) within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

o Approval of business operations reports and financial statements;
o Allocation of income or loss offsetting proposals;
o Amendments to articles of association or other company bylaws;
o Capital raising requests;
o Election of directors and supervisors;
o Release of restrictions on competitive activities of directors;
o Transact other business.

Other items that may be submitted for shareholder approval include:

o Capital reduction to offset losses or by distributing cash to shareholders;
o Equity-based compensation;
o Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

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Financial Results and Business Operations Reports

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year. External audit is required for the financial statements. Pursuant to
Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

These statutory reports are normally non-contentious in nature. ISS generally recommends voting for such requests unless:

o There are concerns about the accounts presented or audit procedures used;
o The external auditor expresses no opinion or qualified opinion over the financial statements; or
o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Allocation of Income and Dividends

Companies usually provide shareholders one or a combination of the following:

o Cash dividends from earnings;
o Cash dividends from capital reserves;
o New shares from capital reserves;
o Stock dividends.

When losses are posted for the year, companies are required to submitloss-offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements. A vote for is generally recommended for such resolutions.

CASH DIVIDENDS FROM EARNINGS

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends or bonuses shall be paid out. In addition, before the company may pay out dividends and bonuses, the company shall:

1. Cover its losses and pay all its taxes and dues;
2. Set aside 10 percent of its surplus profit as a legal reserve when the amount of legal reserve is less than the authorized capital;
3. Allocate another sum of its surplus profits as a special reserve, if a special reserve is specified in the Articles of Association or approved by shareholders.

ISS generally recommends voting for such resolution unless:

o The dividend payout ratio has been consistently below 30 percent without adequate explanation;
o The proposed payout is excessive given the company's financial position.

VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

CASH DIVIDENDS OR NEW SHARES FROM CAPITAL RESERVES

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserves by cash or by issuing new shares to its existing shareholders based on their proportionate holdings. The distributable legal reserve shall be capped at 25 percent of the paid-in capital.

ISS generally supports such resolution.

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a supermajority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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STOCK DIVIDENDS

Pursuant to Article 240 of the Company Act, a company can distribute all or part of its distributable earnings to its shareholders in the form of stock dividends.

A vote for is generally recommended for such resolution.

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Capital Reduction to Offset Losses or by Distributing Cash to Shareholders

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting, and capital reduction shall be effected based on the percentage of shareholding of the shareholders, pro rata, unless otherwise provided for in the Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when a company has extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

ISS generally recommends voting for such requests unless:

o The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company, but instead favors certain shareholders; or
o The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Amendments to Company Bylaws

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. In general, ISS reviews amendments to company bylaws on a case-by-case basis.

ARTICLES OF ASSOCIATION

The following are some of the most common or significant types of changes.

Increase in authorized capital

Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

o The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
o The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
o The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

This change is pursuant to the regulators' push for the establishment of an audit committee, which is mandatory for certain big companies. ISS generally recommends voting for this change.

Adoption of the nomination system for the election of directors and supervisors


This change is pursuant to the regulators' push for the adoption of a nomination system for director and supervisor elections. ISS generally recommends voting for this change.

Change of board size

ISS generally recommends voting for this change unless it is used as antitakeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

VOTING REQUIREMENT: This is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

OTHER COMPANY BYLAWS

Other company bylaws include but are not limited to:

o Procedures Governing the Acquisition or Disposal of Assets;
o Rules and Procedures Regarding Shareholder's Meeting;
o Rules and Procedures for Election of Directors and Supervisors;

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o Procedures for Lending Funds to Other Parties;
o Rules and Procedures Regarding Board of Directors' Meeting;
o Procedures for Lending Funds to Other Parties and Procedures for Endorsement and Guarantees;
o Procedures for Endorsement and Guarantees.

Regarding these bylaw proposals, ISS recommends voting on a case-by-case basis.


VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Capital Raising

There are four capital-raising channels that require shareholder approval in
Taiwan:

o Issuance of new ordinary shares via a private placement;
o Issuance of convertible bonds via a private placement;
o Public issuance of new ordinary shares via book building;
o Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in (a) GDR issuance(s) up to a preapproved limit. The specific capital-raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, not all listed companies are mandated to appoint independent directors, and the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

ISS generally recommends voting for

o a general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.
o a general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Requests to issue shares for a specific purpose, such as the financing of a particular project, an acquisition, or a merger, are reviewed on a case-by-case basis.

VOTING REQUIREMENT: private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Equity-based Compensation

Restricted stock awards (RSAs) were first introduced in Taiwan in 2012, following amendments to the Regulations Governing the Offering and Issuance of Securities by Securities Issuers promulgated by the FSC. The amount of restricted stock to be issued is capped under the law at five percent of the number of shares outstanding, and the restricted shares can be granted free of charge. In addition, companies are mandated to make the following disclosure on their RSA proposals:

o Issue amount;
o Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);
o Qualifications of employees to be eligible for RSAs and the number of shares to be granted;
o Rationale for implementing the RSA program;
o Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

ISS' vote recommendations on RSA proposals are made on a case-by-case basis taking into account the following features:

o Existing substantial shareholders are restricted in participation;
o Presence of challenging performance hurdles if restricted stocks are issued for free or at a deep discount;
o Reasonable vesting period (at least two years) is set.

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Election of Directors and Supervisors

The board of directors of a listed Taiwanese company must have at least five directors who must stand for re-election once every three years. Listed financial institutions and listed non-financial institutions with paid-in capital exceeding TWD 10 billion are required to appoint at least two independent directors that comprise no less than one-fifth of the number of directors.

A listed company in Taiwan can choose to establish either an audit committee or a supervisory board. Early in 2013, the Financial Supervisory Commission (FSC) issued a new regulation stipulating the mandatory establishment of an audit committee for listed financial companies and listed non-financial companies with paid-in capital of TWD 50 billion or more. This requirement will be applied upon the expiration of the tenure of the incumbent directors and supervisors. A grace period of three years was given to companies that held elections in 2013. The audit committee must be composed of at least three independent directors and at least one member must have accounting or financial expertise. Further, all independent directors on the board are required to serve on the audit committee.

Listed companies adopting a supervisory board are required to have two or more supervisors and at least one of them must be domiciled in Taiwan. The supervisory board oversees the execution of business operations of the company, and may at any time investigate the business and financial conditions of the company, examine the accounting books and documents, as well as request that the board of directors or management prepare reports if deemed necessary. In performing their functional duties, supervisors may appoint, on behalf of the company, a practicing lawyer or a certified public accountant to conduct the examination. As with directors, supervisors also must stand for re-election once every three years.

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just a natural person, can serve as directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Additionally, shareholder ID or personal ID of candidates are required to be filled in the ballots by shareholders in order to cast a valid vote. However, such information is usually disclosed only one week before the meeting date and in many cases, at the meeting.

Another notable characteristic is that, in Taiwan, only the election of independent directors is through the standard nomination system. The election of non-independent directors and supervisors, on the other hand, uses a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

ISS recommends voting against all directors and supervisors where the company employs the non-nomination system for election. When the company employs the nomination system, ISS generally recommends voting for the candidate.

Under extraordinary circumstances, ISS will recommend against directors or supervisors, members of a committee, or the entire board, due to:

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o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

VOTING REQUIREMENT: cumulative voting is mandatory for all elections. There is no majority vote requirement.

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Release of Restrictions on Competitive Activities of Directors

Article 209 of the Company Act states that "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director's service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries' boards, which may limit the company's ability to monitor the conducts of these subsidiaries. Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

ISS recommends voting against such resolutions if:

o There is lack of disclosure of key information, including identities of the directors in question, current positions in the company, and outside boards they are serving on; or
o The non-nomination system is employed by the company for the director election

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Mergers & Acquisitions

ISS recommendations on mergers or acquisitions are made on a case-by-case basis, taking into consideration the following factors:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger. o Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Transact Other Business

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

ISS does not consider such resolution to be in the best interest of shareholders and will generally recommend a vote against.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts
(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                     WINTON DIVERSIFIED OPPORTUNITIES FUND

                                     PART C

                               OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS.

(1)  Financial Statements: to be filed by amendment.

(2)  EXHIBITS


     (a)(i) Certificate of Trust, dated December 2, 2014, is incorporated herein by reference to Exhibit (a)(i) of the Registrant's Registration Statement on Form N-2 (File No. 333-201801), filed with the SEC via EDGAR Accession No. 0001135428-15-000038 on January 30, 2015.

     (a)(ii) Amended and Restated Agreement and Declaration of Trust, dated March 3, 2015, is filed herewith.

     (b) By-Laws, dated December 11, 2014, is incorporated herein by reference to Exhibit (b) of the Registrant's Registration Statement on Form N-2 (File No. 333-201801), filed with the SEC via EDGAR Accession No. 0001135428-15-000038 on January 30, 2015.


     (c)     Voting Trust Agreement -- NOT APPLICABLE.

     (d) Instruments Defining Rights of Shareholders -- none other than the Declaration of Trust and By-laws.

     (e)     Dividend Reinvestment Plan -- NOT APPLICABLE.

     (f)     NOT APPLICABLE.

     (g)(i) Investment Advisory Agreement, dated [XX], between Registrant and Winton Capital US LLC (the "Adviser") to be filed by amendment.

     (g)(ii) Investment Advisory Agrement, dated [XX], between the Adviser and Winton Diversified Opportunities Fund Ltd. to be filed by amendment.

     (h) Distribution Agreement, dated [XX], between Registrant and SEI Investments Distribution Co. to be filed by amendment.

     (i)     Bonus or Profit Sharing -- NOT APPLICABLE.

     (j) Custody Agreement, dated [XX], between Registrant and [MUFG Union Bank, N.A.] to be filed by amendment.

     (k)     Other Material Contracts:

               (i) Administration Agreement, dated [XX], between Registrant and SEI Investments Global Funds Services to be filed by amendment.

               (ii) Transfer Agency Agreement, dated [XX], between Registrant and Atlantic Fund Services, LLC to be filed by amendment.

               (iii) Expense Limitation Agreement, dated [XX], between
                     Registrant and the Adviser to be filed by amendment.

     (l) Opinion and Consent of Morgan, Lewis & Bockius LLP to be filed by amendment.

     (m)     NOT APPLICABLE.

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     (n)     Consent of Independent Registered Public Accounting Firm to be
             filed by amendment.

     (o)     Omitted Financial Statements -- NOT APPLICABLE.

     (p)     Initial Capital Agreement, dated [XX], to be filed by amendment.

     (q)     NOT APPLICABLE.

     (r)     Code of Ethics:

               (i) The Code of Ethics for the Registrant to be filed by amendment.

               (ii) The Code of Ethics for the Adviser to be filed by amendment.

               (iii) The Code of Ethics for SEI Investments Distribution Co. to
                     be filed by amendment.

               (iv) The Code of Ethics for SEI Investments Global Funds Services to be filed by amendment.


     (s)     Powers of Attorney for Mssrs. William M. Doran, Jon C. Hunt, Thomas
             P. Lemke, Randall S. Yanker, Terrence O. Jones, Rami Abdel-Rahman and Michael Beattie are incorporated herein by reference to Exhibit
             (s) of the Registrant's Registration Statement on Form N-2 (File No. 333-201801), filed with the SEC via EDGAR Accession No. 0001135428-15-000038 on January 30, 2015.


ITEM 26. MARKETING ARRANGEMENTS.

The information contained under the heading "The Plan of Distribution" in this Registration Statement is incorporated by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION (ESTIMATED).

           SEC registration fee                                            $[XX]
           FINRA filing fee                                                $[XX]
           Printing and mailing expenses                                   $[XX]
           Blue sky filing fees and expenses                               $[XX]
           Legal fees and expenses                                         $[XX]
           Accounting fees and expenses                                    $[XX]
           Transfer agent fees                                             $[XX]
           Advertising and sales literature                                $[XX]
           Miscellaneous                                                   $[XX]
                                                                           -----
           Total                                                           $[XX]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

The information in the Statement of Additional Information under the headings "Control Persons and Principal Shareholders" and "Trustees and Officers of the Fund" is incorporated by reference.

The Registrant wholly owns and controls the Winton Diversified Opportunities Fund Ltd., a company organized under the laws of the Cayman Islands. The Winton Diversified Opportunities Fund Ltd.'s financial statements will be included, on a consolidated basis, in the Registrant's annual and semi-annual reports to shareholders.


ITEM 29. NUMBERS OF HOLDERS OF SECURITIES.

The following table sets forth the number of record holders of the Registrant's common stock as of [XX], 2015:


              TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
              --------------                     ------------------------
              Class I shares                                [XX]

ITEM 30. INDEMNIFICATION.


Reference is made to Article VII of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's Bylaws. Article VII, Section 2 of the Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor for the act or omission of any other Trustee, and, subject to the provisions of the Registrant's Bylaws, the Registrant out of its assets may indemnify and hold harmless each and every Trustee and officer of the Registrant, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each, a "Subsidiary"), from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such Trustee's or officer's performance of his or her duties as
(i) a Trustee or officer of the Registrant or (ii) a director, officer or trustee of a Subsidiary; provided that nothing therein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Registrant or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The service, at the request of the Trust, by a Trustee or officer of the Trust as a director, officer or trustee of a Subsidiary is determined to be part of such Trustee's or officer's duties to the Trust.


Article VI, Section 2 of the Bylaws provides generally that the Registrant shall indemnify any Trustee or officer of the Registrant who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was a Trustee or officer of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Registrant, that his conduct was in the Registrant's best interests; (b) in all other cases, that his conduct was at least not opposed to the Registrant's best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the "Securities Act"), the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue."

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser's principal address is 375 Park Avenue, New York, New York 10152. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. None of the Adviser, and/or director, officer or partner of the Adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

           RECORDS RELATING TO:                          ARE LOCATED AT:

           Registrant's Investment Adviser               Winton Capital US LLC
                                                         375 Park Avenue
                                                         New York, New York 10152

           Registrant's Fund Administrator and Fund      SEI Investments Global Funds Services
           Accountant                                    One Freedom Valley Drive
                                                         Oaks, Pennsylvania 19456


           Registrant's Custodian                        The Bank of New York Mellon Corporation
                                                         101 Barclay Street
                                                         New York, New York 10286



           Registrant's Distributor                      SEI Investments Distribution Co.
                                                         One Freedom Valley Drive
                                                         Oaks, Pennsylvania 19456

           Registrant's Transfer Agent                   Atlantic Fund Services, LLC
                                                         Three Canal Plaza
                                                         Portland, Maine 04101

ITEM 33. MANAGEMENT SERVICES.

Not applicable.

ITEM 34. UNDERTAKINGS.


(1) The Registrant hereby undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if:

     (a) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement, or

     (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.


(2) Not applicable.

(3) Not applicable.

(4) The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)  that, for the purpose of determining any liability under the Securities
     Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C under the Securities Act of 1933; each prospectus filed pursuant to Rule 497(b), (c),
     (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

     (i) any preliminary prospectus or prospectus of the Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

     (ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the Registrant or its securities provided by or on behalf of the Registrant; and

     (iii) any other communication that is an offer in the offering made by the Registrant to the purchaser.

(5)  Not applicable.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 14th day of May, 2015.


                                        Winton Diversified Opportunities Fund
                                        (Registrant)

                                        By:        *
                                            ---------------
                                            Michael Beattie
                                            President



Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                            TITLE                          DATE

       *                             Trustee                        May 14, 2015
-----------------
William M. Doran

       *                             Trustee                        May 14, 2015
-----------------
Jon C. Hunt

       *                             Trustee                        May 14, 2015
-----------------
Thomas P. Lemke

       *                             Trustee                        May 14, 2015
-----------------
Randall S. Yanker

       *                             Trustee                        May 14, 2015
-----------------
Terrence O. Jones

       *                             President                      May 14, 2015
-----------------
Michael Beattie

       *                             Treasurer, Controller          May 14, 2015
-----------------                    & Chief Financial
Rami Abdel-Rahman                    Officer



* By: /s/ Dianne M. Descoteaux
      ------------------------
      Dianne M. Descoteaux
      Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION

(a)(ii)             Amended and Restated Agreement and Declaration of Trust